UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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REGENERON PHARMACEUTICALS, INC.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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A 35+ year journey with
a relentless
FOCUS ON
SCIENCE
Our commitment to patients extends
well beyond our labs. We are proud to
support the communities we serve, to
embrace a patient-centric culture, and
to hold the highest ethical standards
when it comes to patient well-being.
Our mission is to use the power of science to
bring new medicines to patients … over and
over again.
We are a leading biotechnology company that invents, develops, and commercializes life-transforming medicines for people
with serious diseases. Regeneron’s medicines and pipeline
are designed to help patients with eye diseases, allergic and inflammatory diseases, cancer, cardiovascular and metabolic
diseases, neurological diseases, hematologic conditions,
infectious diseases, and rare diseases.
Regeneron pushes the boundaries of scientific discovery and
accelerates drug development using our proprietary technologies.
We are shaping the next frontier of medicine with data-powered insights and pioneering genetic medicine platforms, enabling us to identify innovative targets and complementary approaches to
potentially treat or cure diseases.
2025 At-a-Glance

Financial Strength

•$14.3B in 2025 revenues
•4 currently marketed blockbuster medicines: Dupixent® (dupilumab),
EYLEA HD® (aflibercept) Injection 8 mg, EYLEA® (aflibercept) Injection, and Libtayo® (cemiplimab)
•Dupixent: >1.4M patients actively treated globally; $17.8B in 2025 global net product sales (recorded by our collaborator Sanofi)
•Retinal franchise (EYLEA HD and EYLEA): $7.9B in 2025 global net product sales (ex-U.S. sales of $3.5B recorded by our collaborator Bayer)
•Libtayo: $1.5B in 2025 global net product sales

Investing for Growth

•$5.9B invested in R&D in 2025, representing ~41% of total revenues
•~$6.6B anticipated R&D investment in 2026
•$9B committed to ongoing/upcoming U.S. manufacturing and R&D infrastructure expansion
•$3.8B returned to shareholders through share repurchases and dividends in 2025

Innovation Engine

•Nearly 50 clinical candidates across six therapeutic areas
•Advancing clinical programs with near-term impact in immunology and inflammation, cancer, hematology, neurology, cardiovascular and metabolic diseases, and rare diseases
•15 internally developed medicines approved or authorized over past ~15 years
•R&D powered by proprietary VelociSuite® technologies and the
Regeneron Genetics Center®

Responsibility

•Achieved or exceeded nearly all of our 2025 responsibility goals
•10 years of our flagship social impact programs, the Regeneron Science
Talent Search and Day for Doing Good
•Donated up to 500 doses of our Ebola medicine to the World Health Organization for use in countries most at risk
•Debuted 2030 responsibility goals focused on advancing our mission

i	2026 Proxy Statement and Notice of Annual Shareholder Meeting
Letter to Shareholders

George D. Yancopoulos,
M.D., Ph.D.
Leonard S. Schleifer,
M.D., Ph.D
DEAR FELLOW SHAREHOLDERS,
Regeneron’s future is more promising than ever, and we remain true to what has set us apart from the beginning: a deep scientific focus, a commitment to developing novel, disruptive technologies that deliver real-world impact, and a relentless drive to continue to push the boundaries that currently limit progress and patient benefit.
With a high-performing commercial portfolio, a highly productive research and development (“R&D”) effort that has generated nearly 50 novel drug candidates currently in clinical development, disciplined capital allocation, and a talented workforce, we are poised to deliver multiple new breakthrough medicines in the coming years and help even more people in need.
For Regeneron to continue to succeed, we must also understand and acknowledge the broader forces shaping our industry. For many years, the biopharma industry has been under attack regarding affordability of drugs for the average person. While this is a critical issue that needs solving, it should not overshadow the tremendous overall burden healthcare imposes on our society and economic system: U.S. healthcare spending currently accounts for almost 20% of the Gross Domestic Product (GDP), only a small fraction of which is spent on medicines, and is estimated to grow substantially as the population ages and inadequately treated chronic diseases become more prevalent. Devoting so much of our economy to healthcare is simply unsustainable and threatens not only our entire economic system but our way of life. The only solution is disruptive innovation – improving the efficiency of preventative and interventional healthcare delivery while developing new medicines that can effectively reduce disease burden. Achieving this requires the right incentives and environment, including sustained investment in and support for a robust biotech ecosystem, as well as efforts to educate and attract the best and the brightest minds to address the looming existential crisis.
The United States has long been the world leader in healthcare innovation, particularly in drug discovery. That leadership has been threatened as other developed countries benefit from U.S. innovation without contributing their fair share of the cost. More recently, the industry faces growing competition from China, driven by increased government investment and support for its biotech sector and efforts to streamline regulatory inefficiencies.
For more than a decade, we have argued that one approach to improving affordability in the United States is to compel other developed nations to contribute an equitable share of the cost of innovation. Decreasing the price of drugs in the United States, without raising prices for other developed nations, would eventually result in a substantial decrease in the enormous and risky investments required to discover and develop them. For this reason, we have supported the Administration’s efforts to promote a more balanced sharing of costs for medicines other developed countries rely upon. We are encouraged by initial progress on this front, including our recently announced “Most Favored Nation” agreement and similar agreements from biopharma peers, which we believe offer an important step forward while still supporting innovation within the robust American biotechnology industry.
Just as urgently, the United States must dramatically increase investment to meet the challenge posed by China’s rapidly expanding biomedical ambitions. China is investing heavily and strategically in drug discovery and development, and the United
States’ leadership position, which was built over decades through sustained public and private investment, cannot be taken for granted. Rather than vilifying the biopharmaceutical industry, we urge policymakers, regulators, and the public to recognize what is truly at stake: America’s ability to remain the world’s main driver of the scientific and medical progress that will deliver the many novel treatments our aging population will require. Much of healthcare R&D is funded by the profits of our industry – if we lose those profits to China, R&D investment and progress in the United States would grind to a halt.
To sustain R&D innovation, we can no longer accept the inefficiencies and delays in the complex clinical development process that often takes 5-10 years to bring an important new medicine to patients. We must find ways to make the regulatory process for new medicines more efficient, while remaining rigorous and patient-focused. We believe the U.S. Food and Drug Administration
(“FDA”) has taken recent steps to this end, and we look forward to continued interactions to further our shared goal of bringing safe and effective medicines to people in need as quickly as possible.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	ii

In addition, we need to remain leaders in the high-tech manufacturing of biopharmaceuticals. Regeneron advocated in front of
Congress in 2014 for increased focus and investment on large-scale domestic biopharmaceutical manufacturing capacity, in anticipation of future biologic threats. The COVID-19 crisis brought this warning to bear. We are encouraged by recent efforts of the Administration to incentivize increased investment in such domestic capabilities, and Regeneron has continued to expand our own capacity in the United States.
Finally, we cannot ignore that disruptive innovation depends on people – and this nation must do more to find, educate, and attract the best and the brightest of the next generation to tackle the most important problems. We are trying to do our part at
Regeneron. Like many of our country’s leading innovators, both of us got our start participating in high school science competitions – and we are proud that Regeneron is now the sponsor of the world’s premier high school competitions that first engaged us – the Regeneron Science Talent Search and the Regeneron International Science and Engineering Fair.
Regeneron’s nimble, data-focused, and creative culture makes us perfectly suited to thrive in today’s dynamic landscape. Our history has been distinguished by the pioneering of new technologies that made us leaders in many of the major fields that have revolutionized the biotechnology industry: from our soluble receptor (or Trap) technology that delivered EYLEA HD® (aflibercept)
Injection 8 mg and EYLEA® (aflibercept) Injection, to our VelocImmune® technology (utilizing mice with genetically-humanized immune systems) that delivered Dupixent® (dupilumab) and Libtayo® (cemiplimab) and helped us become leaders in the human antibody space, to our bispecific technologies that delivered Lynozyfic® (linvoseltamab) and Ordspono® (odronextamab), to our advances in human sequencing and genetic medicines that are delivering new breakthroughs such as Otarmeni™ (lunsotogene parvec-cwha), which was recently approved by the FDA for genetic hearing loss.
Altogether, our team and technologies have delivered 15 approved or authorized medicines since our inception, averaging nearly one new product launch per year over the past 15 years (including several “blockbusters”) and representing industry-leading in-
house productivity. We have an ever-expanding toolkit of therapeutic modalities to help us solve some of the toughest healthcare challenges, often through novel and creative combinatorial therapeutic approaches. In addition, over the last decade, we have made enormous investments to build the world’s largest collection of “big data” in which de-identified electronic health records
(“EHRs”) are linked to molecular data (DNA sequence and proteomics data). While artificial intelligence (“AI”) offers enormous potential, it depends on large, high-quality datasets, and integrating those data with AI is already accelerating our drug discovery and development efforts.
At the core of these capabilities is the best team in the industry, bringing a broad array of expertise and shared focus on patient impact, which gives us confidence that we will continue our track record of remarkable productivity.
In 2026, we look to maximize commercial and pipeline opportunities as we enhance our focus on speed and operational efficiency. We are building on our foundation with long-term investments in science, capabilities, and people, including by integrating new digital technologies (such as AI), expanding our manufacturing footprint, and advancing a broad range of therapeutics and targets to create new possibilities for patients in need.
Our ability to continuously push the boundaries that currently limit biotechnology is reflected in our first approved gene therapy,
Otarmeni, for people born with an ultra-rare condition resulting in severe-to-profound hearing loss due to variants of the otoferlin gene. Otarmeni was selected by the FDA to receive a National Priority Voucher intended to dramatically accelerate the review and approval process for crucial, high-priority new medicines. Many of the children treated with Otarmeni in our clinical trial went from having profound hearing loss to normal or near-normal natural hearing. This achievement reminds us of the power of science and the very real impact we make on people’s lives.
Moreover, we are proud to provide this groundbreaking new gene therapy for free in the United States, an unprecedented offering that demonstrates how Regeneron is a very different type of company – and is willing to do things that few others would even consider – to further our goal of making a difference in people’s lives.
Advances like Otarmeni remind us why we do what we do and inspire us for what is to come. We have already built one of the industry’s most successful commercial portfolios and promising clinical pipelines, and we are just getting started. We are committed to doing our part to keep Regeneron and America the undisputed leader in scientific and biomedical innovation, and we thank you for your continued trust and partnership in this journey.
Sincerely,

Leonard S. Schleifer, M.D., Ph.D. Board co‑Chair, President and Chief Executive Officer	George D. Yancopoulos, M.D., Ph.D. Board co‑Chair, President and Chief Scientific Officer

iii	2026 Proxy Statement and Notice of Annual Shareholder Meeting

REGENERON PHARMACEUTICALS, INC. 777 Old Saw Mill River Road Tarrytown, New York 10591-6707

Notice of Annual Meeting
of Shareholders
The 2026 Annual Meeting of Shareholders of Regeneron Pharmaceuticals, Inc. (the “Company”) will be held on
Friday, June 12, 2026, commencing at 10:30 a.m., Eastern Time, virtually via the Internet at
www.virtualshareholdermeeting.com/REGN2026, for the following purposes:

1	2	3	4

Elect five directors for a one-year term	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026	Cast an advisory vote to approve the compensation of the Company’s Named Executive Officers as disclosed in these proxy materials (say-on-pay)	Act upon such other matters as may properly come before the meeting and any adjournment(s) or postponement(s) thereof

The board of directors has fixed the close of business on April 14, 2026 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment(s) or postponement(s) thereof.
Pursuant to the rules of the U.S. Securities and Exchange Commission, we have elected to use the “Notice and Access”
method of providing our proxy materials over the Internet. Accordingly, we will mail, beginning on or about April 24, 2026, a Notice of Internet Availability of Proxy Materials to our shareholders of record and beneficial owners as of the record date (other than (i) those who previously elected to receive proxy materials by e-mail, (ii) those who have previously asked to receive paper copies of the proxy materials, and (iii) shareholders who participate and hold shares of common stock in the Regeneron Pharmaceuticals, Inc. 401(k) Savings Plan or the Regeneron Ireland Share Participation Plan). As of the
date of mailing of the Notice of Internet Availability of Proxy Materials, all shareholders and beneficial owners will have the ability to access all of the proxy materials on a website referenced in the Notice of Internet Availability of Proxy Materials.
The Notice of Internet Availability of Proxy Materials also contains a toll-free telephone number, an e-mail address, and a website where shareholders can request a paper or electronic copy of the proxy statement, our 2025 annual report, and/or a form of proxy relating to the Annual Meeting. These materials are available free of charge. The Notice of Internet
Availability of Proxy Materials also contains information on how to access and vote the form of proxy.
We have opted to hold the Annual Meeting as a virtual-only meeting, which means that you will not be able to attend the
Annual Meeting in person. All shareholders will be able to attend the Annual Meeting and participate electronically, which will allow them to vote their shares on the date of the Annual Meeting and ask questions during the meeting. We have designed the format of the Annual Meeting to ensure that shareholders are afforded similar rights and opportunities to participate as they would at an in-person meeting.
As Authorized by the Board of Directors,
Joseph J. LaRosa
Executive Vice President, General Counsel and Secretary
April 24, 2026

2026 Proxy Statement and Notice of Annual Shareholder Meeting	iv

v	2026 Proxy Statement and Notice of Annual Shareholder Meeting

NOTE REGARDING FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES: See Appendix
A for important information regarding forward-looking statements and financial measures not calculated in accordance with U.S. Generally Accepted Accounting Principles contained in this proxy statement.
NOTE REGARDING TRADEMARKS AND PRODUCT NAMES: “ARCALYST®,” “Evkeeza®,” “EYLEA®,” “EYLEA HD®,”
“Inmazeb®,” “Libtayo®,” Lynozyfic®," "Ordspono™,” “Otarmeni™,” “Praluent®” (in the United States), “REGEN-COV®,”
Regeneron®,” “Regeneron Genetics Center®,” “RGC®,” “Veopoz®,” “VelociGene®,” “VelocImmune®,” and “ZALTRAP®” are
trademarks of Regeneron Pharmaceuticals, Inc. (“Regeneron”). This proxy statement refers to products marketed or otherwise commercialized by Regeneron, its collaborators, and other parties. Consult the product label in each territory for specific information about such products.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	1

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Introduction

Annual Meeting Dashboard
General Information

Meeting Date and Time June 12, 2026 10:30 am., Eastern Time	Record Date April 14, 2026	Location Online at www.virtualshareholdermeeting.com/REGN2026

Meeting Agenda

Proposal 1 Election of five directors for a one-year term:

Joseph L. Goldstein, M.D.	Christine A. Poon	David P. Schenkein, M.D.	Craig B. Thompson, M.D.	Huda Y. Zoghbi, M.D.

The board recommends a vote FOR each director nominee			see page 29

Proposal 2 Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026

The board recommends a vote FOR this proposal	see page 55

Proposal 3 Advisory vote to approve the compensation of the Company’s Named Executive Officers as disclosed in these proxy materials (say-on-pay)

The board recommends a vote FOR this proposal	see page 101

See “Other Matters—General Information about the Meeting” starting on page 102 for questions and answers related to the annual meeting, how to vote, and other matters.

2	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Regeneron’s Story
As you read this proxy statement, we encourage you to consider Regeneron’s unique story, which is an important backdrop for understanding our company, our corporate governance structure, and our compensation program.
Since its founding in 1988, Regeneron’s mission has been to use the power of science to repeatedly bring new medicines to patients in need. To date, Regeneron has internally developed 15 approved or authorized medicines,1 including four current “blockbuster” medicines that are each generating over $1 billion of net product sales annually. In the last 15 years, we have averaged nearly one new product launch per year, significantly outpacing the industry while also advancing a best-in-class pipeline that now consists of nearly 50 product candidates across many different therapeutic areas.
But how did we get here? Our path to success has been unusual, with remarkable consistency of purpose and leadership despite decades of adversity in an industry where failure is the rule, not the exception. It took over 20 years to produce the
Company’s first approved product, and nearly 25 years to turn a profit. All the while, Regeneron remained steadfast in its belief that advancing fundamental science and establishing foundational technologies would eventually yield a robust pipeline of products. And that is exactly what has transpired. Each of Regeneron’s approved medicines was invented using foundational technologies developed at Regeneron. It was those technologies that enabled Regeneron to discover and develop a COVID-19 therapeutic in record time and bring to the world the first-ever approved treatment for the Ebola virus – testaments to Regeneron’s corporate philosophy of “Doing Well by Doing Good.” In the most recent decade,
Regeneron has been a pioneer in the development of genetics-based technologies, which, together with its other foundational technologies, continue to drive pipeline growth as we pursue the next wave of life-changing medicines.
We have been led on this incredible journey for nearly four decades by our co-founders, Drs. Schleifer and Yancopoulos, who still run the Company today and represent the longest-tenured Chief Executive Officer and Chief Scientific Officer pair in the history of the industry. Consistency of leadership and strong employee retention have had a lasting impact on the organization and represent one of our key competitive advantages in an industry where it typically takes over a decade to develop and bring a new product to market. Some of the earliest scientists to join Drs. Schleifer and Yancopoulos still play critical roles in the Company’s research and development efforts and have helped instill our distinct culture in the next generation of leaders. Company-wide, we had an industry-leading retention rate of 93% in 2025.
Despite our size and maturity today, our science-first approach still makes us who we are and drives everything we do.
The current makeup of our board of directors reflects this principle: six of our 13 directors are members of the National
Academy of Sciences, and our board includes two Nobel laureates and holders of many scientific awards. Company-wide, over 1,800 of our over 15,000 full-time employees as of year-end 2025 held a Ph.D. and/or M.D. Our primary capital allocation strategy remains the investment in best-in-class research and development capabilities, including $5.9 billion invested in 2025 alone.
We continue to invest in our deep scientific and technological capabilities because we believe our story is just beginning.
We remain committed to operating with the long-term outlook that is required to turn rigorous scientific research into groundbreaking new medicines, the ultimate driver of sustainable, long-term value creation for Regeneron’s shareholders.

1These medicines span multiple therapeutic areas, including ophthalmology, immunology and inflammation, cancer, hematology, cardiovascular diseases, and rare diseases, and comprise EYLEA HD® (aflibercept) Injection 8 mg, EYLEA® (aflibercept) Injection, Dupixent® (dupilumab), Libtayo® (cemiplimab),
Praluent® (alirocumab), Kevzara® (sarilumab), Evkeeza® (evinacumab), Ordspono™ (odronextamab), Lynozyfic® (linvoseltamab), Inmazeb® (atoltivimab, maftivimab, and odesivimab), Veopoz® (pozelimab), Otarmeni™ (lunsotogene parvec-cwha), ARCALYST® (rilonacept), ZALTRAP® (ziv-aflibercept), and
REGEN-COV®/Ronapreve™(previously approved/authorized for the treatment of COVID-19 until the emergence of variants not susceptible to the treatment).

2026 Proxy Statement and Notice of Annual Shareholder Meeting	3

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

What’s New
Declassified the Board of Directors
  At our 2025 annual meeting, our shareholders approved a board-sponsored proposal to amend the Company’s
Certificate of Incorporation to declassify the board. As a result, we have amended our Certificate of Incorporation to phase out the classification of our board over a three-year period. This important step in eliminating a legacy feature of our governance structure was a direct result of our extensive shareholder engagement and illustrates our responsiveness to shareholder concerns and adherence to best practices in corporate governance.
For more information about the declassification of our board, see “Corporate Governance—Board Governance—
Declassification of the Board of Directors” on page 31.
Established New Digital Technology Committee
  In response to the evolving landscape and strategic challenges and opportunities related to digital technology and artificial intelligence, the board established a new Digital Technology standing committee in April 2026.
  Key responsibilities include primary oversight of the Company’s (i) strategy pertaining to digital technology
(including artificial intelligence) and use of digital technology to advance its business objectives, competitive position, and long-term value creation in a way that safeguards the Company’s reputation; and (ii) information security (including cybersecurity), data governance, and related digital technology risks, controls, and procedures.
  Chaired by Dr. Guarini, who has extensive experience in information technology, data security, and artificial intelligence.
For more information about the Digital Technology Committee, see “Board of Directors—Board Committees—Digital
Technology Committee” on page 25.
Enhanced Board Committee Membership
  Enhanced our committee membership with the addition of Drs. Coles and Schenkein to our Compensation Committee
and Dr. Thompson to our Corporate Governance and Compliance Committee. Each new committee member brings substantial experience and a fresh perspective to their new role, while gaining the opportunity to deepen their understanding of different areas of the Company’s operations and governance, enhancing the board’s collective expertise.
  Reflects the board’s ongoing commitment to strengthening its overall effectiveness by promoting fresh perspectives, leveraging varied leadership styles, and supporting board succession planning.
For more information about our committees, see “Board of Directors—Board Committees” on page 21.
Continued to Engage Extensively with Shareholders
  Invited engagement with shareholders collectively representing 51% of our public shares.
  Engaged in direct one-on-one discussions with shareholders representing 42% of our public shares.

42% engaged	51% contacted

For more information about our engagement efforts in 2025, see “Corporate Governance—Longstanding Commitment to
Shareholder Engagement” on page 39.

4	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Key Compensation Decisions and
Compensation-Related Outcomes
  Modest increases to cash compensation: Provided modest increases to the annual cash incentive awards and base salaries of our Named Executive Officers (“NEOs”), with an additional base salary adjustment for our Chief Financial
Officer (“CFO”) to enhance market competitiveness.
  No CEO/CSO year-end equity awards; generally flat year-end equity awards for other NEOs: Did not grant any equity awards to our CEO or CSO in 2025 as the Compensation Committee continued to actively discuss and consider a potential new CEO/CSO equity program design, and kept the value of 2025 year-end equity awards for other NEOs generally flat year over year with the exception of an increase to our CFO’s equity award value to enhance market competitiveness and to reflect expected future contributions to corporate performance.
  Record-low burn rate: Achieved a record-low burn rate of 2.00% in 2025, despite maintaining one of the broadest equity programs among our peers and increasing the number of our employees year-over-year.
For more information about our compensation highlights for 2025, see “Compensation-Related Matters—Compensation
Discussion and Analysis—Executive Summary—What’s New—2025 Compensation Program” on page 59.
Business Highlights
  We delivered top- and bottom-line growth: Grew full-year 2025 revenues 1% to $14.34 billion versus 2024;
achieved full-year 2025 GAAP and non-GAAP diluted net income per share, or EPS, of $41.48 and
$44.31, respectively.2
  We returned capital to our shareholders: Repurchased $3.5 billion of common stock and initiated quarterly cash dividend program.
  We invested in our future: Invested $5.9 billion in research and development; deployed nearly $900 million in capital expenditures primarily to expand our U.S.-based research and manufacturing facilities.
For more information about our business highlights for 2025, see “Compensation-Related Matters—Compensation
Discussion and Analysis—Executive Summary—What’s New—2025 Business Developments” on page 58.

2Non-GAAP net income, and non-GAAP net income per share, or EPS, are not measures calculated in accordance with GAAP. See Appendix A for a definition of these measures and a reconciliation of each of these measures to the most directly comparable GAAP financial measure.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	5

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Board Snapshot

Leonard S. Schleifer, M.D., Ph.D. Board co-Chair, President and Chief Executive Officer of Regeneron

George D. Yancopoulos, M.D., Ph.D. Board co-Chair, President and Chief Scientific Officer of Regeneron

Kathryn Guarini, Ph.D. Former Chief Information Officer of International Business Machines Corporation (IBM)

George L. Sing Chief Executive Officer of GanD, Inc. and Chair of Grace Science, LLC

85% Independence

46% Members of National Academy of Science

97% Average Director Meeting Attendance

Arthur F. Ryan Former Chief Executive Officer and Chair of the Board of Prudential Financial, Inc.

David P. Schenkein, M.D. General Partner and Co-lead of Life Sciences at GV (formerly Google Ventures)

Joseph L. Goldstein, M.D.
Regental Professor of
Molecular Genetics and
Internal Medicine and Chair
of the Department of
Molecular Genetics at The
University of Texas
Southwestern Medical
Center at Dallas

Craig B. Thompson, M.D. Former President and Chief Executive Officer of Memorial Sloan Kettering Cancer Center

Bonnie L. Bassler, Ph.D. Andrew K. Golden University Professor and Squibb Professor in Molecular Biology at Princeton University

Michael S. Brown, M.D.
Regental Professor of
Molecular Genetics and
Internal Medicine and
Director of the Jonsson
Center for Molecular
Genetics at The University
of Texas Southwestern
Medical Center at Dallas

N. Anthony Coles, M.D. Former Chair, President, and Chief Executive Officer of Cerevel Therapeutics

Huda Y. Zoghbi, M.D. Professor in the Departments of Pediatrics, Molecular and Human Genetics, and Neurology and Neuroscience at Baylor College of Medicine

Christine A. Poon Former Vice Chair and Worldwide Chair of Pharmaceuticals at Johnson & Johnson

Board Leadership

Board co-Chair Leonard S. Schleifer, M.D., Ph.D.	Board co-Chair George D. Yancopoulos, M.D., Ph.D.	Lead Independent Director Christine A. Poon

6	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Board of Directors
Meet the Board
At Regeneron, we lead with science as we pursue our mission of repeatedly bringing life-changing medicines to patients.
Our business is built on investment in our deep scientific and technological capabilities, which drive our research, preclinical development, clinical, and manufacturing efforts.
The composition of our board is shaped by this business model and the recognition that our board members must have predominantly science-based backgrounds to effectively provide robust, independent oversight of management. The current makeup of our board reflects this principle: six of our 13 directors are members of the National Academy of
Sciences, and our board includes two Nobel laureates and holders of many scientific awards. In addition, the board includes individuals with experience building shareholder value through all stages of corporate development. Various members also bring substantial governance, financial, policy, and management expertise gained from their professional backgrounds and their service on other boards.
The board’s composition also reflects our commitment to ensuring that the board as a whole possesses a wide range of experience, attributes, and backgrounds.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	7

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Director Matrix
The board and the Corporate Governance and Compliance Committee seek to ensure that our directors as a group possess the mix of skills and experiences to provide effective oversight and guidance to management to execute on the
Company’s long-term strategy. The table below summarizes key qualifications, skills, or attributes of the board of directors. The marks indicate specific areas of focus or expertise but are not meant to be an exhaustive list. The director biographies below describe these qualifications and relevant experience in more detail. We believe the table below demonstrates the breadth and depth of the collective experience, expertise, and skills of our board of directors.

Experience, Expertise, or Attribute
Industry Experience Significant experience with complex issues within the healthcare industry	●	●	●	●		●	●	●	●	●	●	●

Executive/Leadership Experience Experience in a senior management position at a large publicly traded or private company or other large complex organization (including academic institutions)	●	●	●	●	●	●	●	●	●	●	●	●	●

Science/Biotech Background Advanced scientific degree and/or related work experience in the scientific and/or biotechnology fields	●	●	●	●	●	●		●	●	●	●	●	●

Research/Academic Experience Experience in a leadership or senior advisory position at a research and/or academic institution (including in an administrative or faculty role)	●	●	●	●	●	●		●	●		●	●	●

Business Strategy/ Operations Experience Experience in positions advising or overseeing strategic development or operations of an organization			●		●	●	●	●	●	●	●	●

Financial Expertise Expertise in financial accounting and reporting processes or the direct or indirect supervision of the financial management of a major organization			●			●	●	●	●	●	●

Public Company CEO Experience			●				●	●	●

Technology/Digital Experience
Experience in the technology field,
including related to digital technologies
that facilitate business objectives (such
as information technology and artificial
intelligence)
					●					●

National Academy of Sciences Membership	●	●		●							●	●	●
Huda Y.
Zoghbi, M.D.
Craig B. Thompson,
M.D.
George D.
Yancopoulos, M.D., Ph.D.
Joseph L.
Goldstein, M.D.
Michael S. Brown,
M.D.
Kathryn Guarini,
Ph.D.
Christine A.
Poon
David P. Schenkein,
M.D.
Leonard S. Schleifer,
M.D., Ph.D.
N. Anthony
Coles, M.D.
Bonnie L.
Bassler, Ph.D.
Arthur F. Ryan
George L. Sing

8	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Director Nominees
Last year, our board and shareholders approved an amendment to the Company’s Certificate of Incorporation to declassify the board. The declassification is being phased in over a three-year period, commencing with the 2026 Annual
Meeting. Accordingly, at the 2026 Annual Meeting, the following Class II directors are standing for election for a term of one year expiring at the 2027 annual meeting and until their successors are duly elected and qualified or until their earlier death, resignation or removal. For more information about the declassification of our board, see “Corporate Governance—
Board Governance—Declassification of the Board of Directors” on page 31.
Unless otherwise noted, biographical information is given as of April 14, 2026 for each nominee and for each of the other directors whose term of office will continue after the 2026 Annual Meeting. All nominees are presently directors and were previously elected by the shareholders. None of the corporations or other organizations referred to below with which a director has been or is currently employed is a parent, subsidiary, or affiliate of the Company.

Age: 85 Director since: 1991 Board and Committee Membership— 2025 Attendance Board of Directors: 14/15 Corporate Governance and Compliance Committee: 5/5 Technology Committee: 2/2
Joseph L. Goldstein, M.D.
Career Highlights
•Regental Professor of Molecular Genetics and Internal Medicine and Chair of
the Department of Molecular Genetics at The University of Texas
Southwestern Medical Center at Dallas since 1977
•Member of the boards of trustees of The Rockefeller University and the
Howard Hughes Medical Institute
•Nobel Prize for Physiology or Medicine in 1985 (jointly with Dr. Brown)
•U.S. National Medal of Science in 1988 (jointly with Dr. Brown)

Experience and Expertise
	Industry Experience	Executive/Leadership Experience

	Science/Biotech Background	Research/Academic Experience

Scientific Society Memberships •The National Academy of Sciences •The National Academy of Medicine •The Royal Society of London

Reason for Nomination
Dr. Goldstein’s extensive research experience, his distinguished scientific and academic credentials, including his receipt of the Nobel Prize for Physiology or
Medicine in 1985, and his substantial understanding of the Company gained through his service as a director, led to the board’s decision to nominate
Dr. Goldstein for reelection to the board.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	9

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Age: 73
Director since: 2010
Lead Independent Director
since: 2023
Board and Committee
Membership—
2025 Attendance
Board of Directors: 14/15
Compensation Committee
(Chair): 11/11
Corporate Governance and
Compliance Committee: 5/5

Christine A. Poon
Career Highlights
•Former Executive‑in‑Residence in the Department of Management and
Human Resources (from 2015 to 2020) and former Dean and John W. Berry,
Sr. Chair in Business (from 2009 to 2014) at The Max M. Fisher College of
Business at The Ohio State University
•Former Vice Chair, Worldwide Chair of Pharmaceuticals, member of the Executive Committee, and member of the board of directors at
Johnson & Johnson
•Previously held senior leadership positions at Bristol‑Myers Squibb
Company, including President of International Medicines and President of Medical Devices
•Former member of the Supervisory Board of Royal Philips Electronics and the boards of directors of Decibel Therapeutics, Inc. and
The Sherwin‑Williams Company

Experience and Expertise
Industry Experience	Executive/Leadership Experience

Science/Biotech Background	Research/Academic Experience

Business Strategy/ Operations Experience	Financial Expertise

Other Public Company Boards •Neurocrine Biosciences, Inc. •Prudential Financial, Inc.

Reason for Nomination
Ms. Poon’s extensive expertise in domestic and international business operations, including sales and marketing and commercial operations, and her deep strategic and operational knowledge of the pharmaceutical industry, led to the board’s decision to nominate Ms. Poon for reelection to the board.

10	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Age: 68 Director since: 2023 Board and Committee Membership— 2025 Attendance Board of Directors: 13/15 Compensation Committee: 5/5* Technology Committee: 2/2
David P. Schenkein, M.D.
Career Highlights
•General Partner and Co‑lead of the Life Sciences team of GV (formerly Google
Ventures) since 2019
•Adjunct attending physician in hematology at Tufts Medical Center since 2009
•Former President, Chief Executive Officer, Chair, and director of Agios
Pharmaceuticals, Inc., where he continues to serve as a strategic advisor
•Former Senior Vice President, Clinical Hematology/Oncology at
Genentech Inc.
•Former Adjunct Clinical Professor of Medical Oncology at Stanford University
School of Medicine
•Former Senior Vice President of Clinical Research at Millennium
Pharmaceuticals, Inc.
•Former director of Foundation Medicine, Inc. and bluebird bio, Inc.

Experience and Expertise
	Industry Experience	Executive/Leadership Experience

	Science/Biotech Background	Research/Academic Experience

	Business Strategy/ Operations Experience	Financial Expertise

Public Company CEO Experience
* Dr. Schenkein was appointed as a member of the Compensation Committee of the board effective September 12, 2025. He attended all meetings of the Compensation Committee held after that date.

Other Public Company Boards •Denali Therapeutics Inc. •Prime Medicine, Inc.

Reason for Nomination
Dr. Schenkein’s extensive leadership experience as an executive and corporate director in the pharmaceutical and healthcare industries, as well as his considerable research and academic experience, led to the board’s decision to nominate Dr. Schenkein for reelection to the board.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	11

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Age: 73 Director since: 2022 Board and Committee Membership— 2025 Attendance Board of Directors: 15/15 Corporate Governance and Compliance Committee: 1/1* Technology Committee: 2/2
Craig B. Thompson, M.D.
Career Highlights
•Former President and Chief Executive Officer of Memorial Sloan Kettering
Cancer Center from 2010 to 2022, where he continues to oversee the Craig
Thompson Lab
•Co‑founder of Agios Pharmaceuticals, Inc.
•Former director of Merck & Co., Inc.

Experience and Expertise
	Industry Experience	Executive/Leadership Experience

	Science/Biotech Background	Research/Academic Experience

	Business Strategy/ Operations Experience	Financial Expertise

Scientific Society Memberships
•The National Academy of Sciences
•The National Academy of Medicine
•The American Academy of Arts and Sciences
•The American Society for Clinical Investigation
•The Association of American Physicians

Other Public Company Boards •Charles River Laboratories International, Inc.
*   Dr. Thompson was appointed
as a member of the Corporate
Governance and Compliance
Committee of the board effective
September 12, 2025. He attended
all meetings of the Corporate
Governance and Compliance
Committee held after that date.

Reason for Nomination
Dr. Thompson’s extensive research and leadership experience in the pharmaceutical and healthcare industries, as well as his experience as a corporate director, led to the board’s decision to nominate Dr. Thompson for reelection to the board.

12	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Age: 71 Director since: 2016 Board and Committee Membership— 2025 Attendance Board of Directors: 14/15 Compensation Committee: 10/11 Technology Committee: 2/2
Huda Y. Zoghbi, M.D.
Career Highlights
•Professor in the Departments of Pediatrics, Molecular and Human Genetics,
and Neurology and Neuroscience at Baylor College of Medicine since 1994
•Director of the Jan and Dan Duncan Neurological Research Institute at Texas
Children’s Hospital
•Howard Hughes Medical Institute Investigator
•Breakthrough Prize in Life Sciences
•Pearl Meister Greengard Prize
•March of Dimes Prize in Developmental Biology
•Vanderbilt Prize in Biomedical Science

Experience and Expertise
	Executive/Leadership Experience	Science/Biotech Background

Research/Academic Experience

Scientific Society Memberships •The National Academy of Sciences •The Institute of Medicine •The American Association for the Advancement of Science

Reason for Nomination
Dr. Zoghbi’s extensive research experience and her scientific and academic career and accomplishments led to the board’s decision to nominate Dr. Zoghbi for reelection to the board.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	13

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Class III Directors Continuing in Office
The terms of office for the Class III directors listed below expire at the 2027 Annual Meeting.

Age: 65 Director since: 2017 Board and Committee Membership— 2025 Attendance Board of Directors: 14/15 Audit Committee: 9/9 Compensation Committee: 8/8*
N. Anthony Coles, M.D.
Career Highlights
•Chair and CEO of TRATE Enterprises LLC, a privately‑held company, since 2013
•Former Chair (from 2018 to 2024) and President and Chief Executive Officer
(from 2019 to 2023) of Cerevel Therapeutics Holdings, Inc., the parent entity of
Cerevel Therapeutics, Inc.
•Former Chief Executive Officer and Chair of the Board of Yumanity
Therapeutics, Inc.
•Former President, Chief Executive Officer and Chair of the Board of Onyx
Pharmaceuticals, Inc.
•Former President, Chief Executive Officer, and member of the board of directors of NPS Pharmaceuticals, Inc.
•Previously held various leadership positions in the biopharmaceutical and pharmaceutical industries, including at Merck & Co., Inc., Bristol‑Myers Squibb
Company, and Vertex Pharmaceuticals Incorporated
•Former director of Laboratory Corporation of America Holdings, Campus Crest
Communities, Inc., CRISPR Therapeutics AG, and McKesson Corporation

Experience and Expertise
	Industry Experience	Executive/Leadership Experience

	Science/Biotech Background	Research/Academic Experience

* Dr. Coles was appointed as a member of the Compensation Committee of the board effective April 4, 2025. He attended all meetings of the Compensation Committee held after that date.

	Business Strategy/ Operations Experience	Financial Expertise

Public Company CEO Experience

Dr. Coles’s experience as a seasoned executive and corporate director with extensive knowledge of highly regulated biopharmaceutical and pharmaceutical companies, as well as his in-depth knowledge and understanding of the regulatory environment in which Regeneron operates, led to the board to conclude that Dr. Coles should serve as a director.

14	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Age: 54 Director since: 2023 Board and Committee Membership— 2025 Attendance Board of Directors: 15/15 Audit Committee: 9/9
Kathryn Guarini, Ph.D.
Career Highlights
•Former Chief Information Officer of International Business Machines
Corporation (IBM) from 2021 to 2023
•Previously held positions of increasing responsibility at IBM, including
Vice President, Chief Operating Officer of IBM Research from 2020 to 2021;
Vice President, Industry Research of IBM Research from 2018 to 2020;
Vice President, Research Strategy of IBM Research from 2017 to 2018; and
Vice President, Product Management of IBM Systems from 2014 to 2016

Experience and Expertise
	Executive/Leadership Experience	Technology/Digital Experience

	Science/Biotech Background	Business Strategy/ Operations Experience

Research/Academic Experience

Dr. Guarini’s experience as an executive of a major corporation and extensive knowledge of information technology, data security, and artificial intelligence matters led the board to conclude that Dr. Guarini should serve as a director.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	15

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Age: 83 Director since: 2003 Board and Committee Membership— 2025 Attendance Board of Directors: 14/15 Audit Committee: 9/9 Corporate Governance and Compliance Committee (Chair): 5/5
Arthur F. Ryan
Career Highlights
•Former Chief Executive Officer and Chair of the Board of Prudential Financial,
Inc. from 1994 to 2008
•President and Chief Operating Officer of Chase Manhattan Bank from 1990 to 1994
•Managed Chase’s worldwide retail bank between 1984 and 1990
•Non‑executive director of the Royal Bank of Scotland Group plc from 2008 to 2013
•Director of Citizens Financial Group, Inc. from 2009 to 2019

Experience and Expertise
	Industry Experience	Executive/Leadership Experience

	Business Strategy/ Operations Experience	Financial Expertise

Public Company CEO Experience

Mr. Ryan’s substantial leadership experience as a chief executive officer of leading companies in the banking and insurance industries, and his extensive business experience and financial expertise, led the board to conclude that
Mr. Ryan should serve as a director.

16	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Age: 76 Director since: 1988 Board and Committee Membership— 2025 Attendance Board of Directors: 14/15 Audit Committee (Chair): 9/9 Compensation Committee: 11/11
George L. Sing
Career Highlights
•Chief Executive Officer of GanD, Inc. since 2016
•Chair of Grace Science, LLC since 2017
•Extensive venture capital and leadership experience in the biotechnology sector and high technology

Experience and Expertise
	Industry Experience	Executive/Leadership Experience

	Science/Biotech Background	Business Strategy/ Operations Experience

	Financial Expertise	Technology/Digital Experience

Mr. Sing’s extensive healthcare and financial expertise as a healthcare venture capital investor and biomedical company chief executive officer, his executive leadership experience, and his substantial knowledge of the Company led the board to conclude that Mr. Sing should serve as a director.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	17

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Class I Directors Continuing in Office
The terms of office for the Class I directors listed below expire at the 2028 Annual Meeting.

Age: 63 Director since: 2016 Board and Committee Membership— 2025 Attendance Board of Directors: 14/15 Corporate Governance and Compliance Committee: 5/5 Technology Committee: 2/2
Bonnie L. Bassler, Ph.D.
Career Highlights
•Andrew K. Golden University Professor since 2025, Squibb Professor in
Molecular Biology since 2003, and former Chair of the Department of
Molecular Biology from 2013 to 2015 at Princeton University
•Howard Hughes Medical Institute Investigator
•Former President of the American Society for Microbiology
•Former member of the board of the American Association for the
Advancement of Science, the National Science Foundation, and the
American Academy of Microbiology
•U.S. National Medal of Science
•MacArthur Foundation Fellowship
•Lounsbery Award
•Shaw Prize for Life Science and Medicine
•Gruber Prize in Genetics
•Wolf Prize in Chemistry
•Canada Gairdner International Award
•Former director of Kaleido Biosciences, Inc. and Cidara Therapeutics, Inc.

Experience and Expertise
	Industry Experience	Executive/Leadership Experience

	Science/Biotech Background	Research/Academic Experience

	Scientific Society Memberships •The National Academy of Sciences •The National Academy of Medicine •The American Academy of Arts and Sciences	•The Royal Society of London •The American Philosophical Society

Other Public Company Boards •Royalty Pharma plc

Dr. Bassler’s extensive research experience and her scientific and academic career and accomplishments, as well as her experience as a corporate director, led the board to conclude that Dr. Bassler should serve as a director.

18	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Age: 85 Director since: 1991 Board and Committee Membership— 2025 Attendance Board of Directors: 14/15 Corporate Governance and Compliance Committee: 5/5 Technology Committee (Chair): 2/2
Michael S. Brown, M.D.
Career Highlights
•Distinguished Chair in Biomedical Sciences since 1989 and Regental
Professor of Molecular Genetics and Internal Medicine and Director of the
Jonsson Center for Molecular Genetics since 1985 at The University of
Texas Southwestern Medical Center at Dallas
•Nobel Prize for Physiology or Medicine in 1985 (jointly with Dr. Goldstein)
•U.S. National Medal of Science in 1988 (jointly with Dr. Goldstein)

Experience and Expertise
	Industry Experience	Executive/Leadership Experience

	Science/Biotech Background	Research/Academic Experience

Scientific Society Memberships •The National Academy of Sciences •The National Academy of Medicine •The Royal Society of London

Dr. Brown’s distinguished scientific and academic background, including his receipt of the Nobel Prize for Physiology or Medicine in 1985, and his significant industry experience gained through his service on the board of directors of the
Company and the board of directors of a leading pharmaceutical company, led the board to conclude that Dr. Brown should serve as a director.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	19

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Age: 73 Director since: 1988 Board co-Chair since: 2023 Board and Committee Membership— 2025 Attendance Board of Directors: 15/15 Technology Committee: 2/2
Leonard S. Schleifer, M.D., Ph.D.
Career Highlights
•Founded the Company in 1988; built and managed the Company over the past 38 years together with Regeneron’s founding scientist, Dr. Yancopoulos
•Director, President, and Chief Executive Officer of the Company since its inception
•Co‑Chair of the Board since 2023; former Chair of the Board from 1990 through 1994
•Licensed physician certified in Neurology by the American Board of Psychiatry and Neurology

Experience and Expertise
	Industry Experience	Executive/Leadership Experience

	Science/Biotech Background	Research/Academic Experience

	Business Strategy/ Operations Experience	Financial Expertise

Public Company CEO Experience

Dr. Schleifer’s significant industry and leadership experience, as well as his incomparable knowledge of the Company and in-depth understanding of the complex research, drug development, and business issues facing companies in the biopharmaceutical sector, led the board to conclude that Dr. Schleifer should serve as a director.

20	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Age: 66 Director since: 2001 Board co-Chair since: 2023 Board and Committee Membership— 2025 Attendance Board of Directors: 15/15 Technology Committee: 2/2
George D. Yancopoulos, M.D., Ph.D.
Career Highlights
•Founding scientist of the Company; built and managed the Company since
1989 together with Dr. Schleifer
•President and Chief Scientific Officer of the Company
•Co‑Chair of the Board since 2023 and director of the Company since 2001
•11th most highly cited scientist in the world in the 1990s
•Principal inventor and/or developer, together with key members of his team, of the 13 FDA‑approved drugs the Company has developed, EYLEA®
(aflibercept) Injection, EYLEA HD® (aflibercept) 8 mg, Dupixent® (dupilumab),
Libtayo® (cemiplimab), Praluent® (alirocumab), Kevzara® (sarilumab),
Lynozyfic® (linvoseltamab), Evkeeza® (evinacumab‑dgnb), Inmazeb®
(atoltivimab, maftivimab and odesivimab‑ebgn), Veopoz® (pozelimab) Injection,
Otarmeni™ (lunsotogene parvec-cwha), ZALTRAP® (ziv‑aflibercept) Injection for Intravenous Infusion, and ARCALYST® (rilonacept) Injection for
Subcutaneous Use, as well as of its foundation technologies, including the
TRAP technology, VelociGene®, and VelocImmune®

Experience and Expertise
	Industry Experience	Executive/Leadership Experience

	Science/Biotech Background	Research/Academic Experience

Business Strategy/ Operations Experience

Scientific Society Memberships •The National Academy of Sciences

Dr. Yancopoulos’s significant industry and scientific experience and distinguished record of scientific expertise, as well as his extensive knowledge of the Company and in-depth knowledge of the Company’s technologies and research and development programs, led the board to conclude that
Dr. Yancopoulos should serve as a director.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	21

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Director Independence
The board of directors has determined that each of the following currently serving directors is independent as defined in the listing standards of the Nasdaq Stock Market LLC and our Corporate Governance Guidelines: Bonnie L. Bassler,
Ph.D., Michael S. Brown, M.D., N. Anthony Coles, M.D., Joseph L. Goldstein, M.D., Kathryn Guarini, Ph.D.,
Christine A. Poon, Arthur F. Ryan, David P. Schenkein, M.D., George L. Sing, Craig B. Thompson, M.D., and
Huda Y. Zoghbi, M.D. These individuals are affiliated with numerous educational institutions, hospitals, charities, and corporations, as well as civic organizations and professional associations. The board of directors considered such affiliations and determined that none of them conflicted with the interests of the Company or would impair a director’s independence or judgment. In accordance with our Corporate Governance Guidelines, the board conducts executive sessions of independent directors presided by the Lead Independent Director in connection with each regularly scheduled board meeting, as discussed further below.
The board of directors has determined that each of the current members of the Audit Committee, Drs. Coles and Guarini and Messrs. Ryan and Sing, is independent as defined for audit committee members in the listing standards of the
Nasdaq Stock Market LLC and U.S. Securities and Exchange Commission (“SEC”) rules; and that each of Dr. Coles and
Messrs. Ryan and Sing qualifies as an “audit committee financial expert” as that term is defined by SEC rules.
In addition, the board of directors has determined that each of the current members of the Compensation Committee,
Drs. Coles, Schenkein, and Zoghbi, Ms. Poon, and Mr. Sing, meets the additional independence criteria applicable to compensation committee members under the listing standards of the Nasdaq Stock Market LLC and qualifies as a “Non-
Employee Director” pursuant to Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
Board Committees
The board has a standing Audit Committee, Compensation Committee, and Corporate Governance and Compliance
Committee. In addition, in April 2026, the board established a new standing Digital Technology Committee. Each of the
Audit Committee, Compensation Committee, Corporate Governance and Compliance Committee, and Digital Technology
Committee is comprised entirely of independent directors. The board also has a standing Technology Committee, which provides direct oversight of our research and clinical development programs, plans, and policies. The charters for the
Audit Committee, Compensation Committee, Corporate Governance and Compliance Committee, Digital Technology
Committee, and Technology Committee are available on our website at www.regeneron.com under the “Governance”
heading on the “Investors & Media” page.
We show on the following pages, as applicable, information on the membership, key functions, recent focus areas, and number of meetings of each board committee during 2025 (2026 in the case of the Digital Technology Committee).

22	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Audit Committee

Members
Key Functions of the Committee
•Select the independent registered public accounting firm, review and approve its engagement letter, and monitor its independence and performance
•Review the overall scope and plans for the annual audit by the independent registered public accounting firm
•Approve permissible non-audit services by the independent registered public accounting firm and evaluate the performance and
independence of the independent registered public accounting firm
•Review and approve the Company’s periodic financial statements and the results of the year-end audit
•Review and discuss the adequacy and effectiveness of the
Company’s accounting and internal control policies and procedures
•Evaluate the internal audit process for establishing the annual audit plan; review and approve the appointment and replacement of the
Company’s Chief Audit Executive, if applicable, and any outside entities providing internal audit services and evaluate their performance on an annual basis
•Review the independent registered public accounting firm’s
recommendations concerning the Company’s financial practices and procedures
•Oversee the Company’s risk management program
•Discuss with management the Company’s major financial risk
exposures and the steps management has taken to monitor and
control such exposures
•Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and for the confidential, anonymous submission by employees of concerns regarding
questionable accounting or auditing matters
•Review and approve any related person transaction
•Prepare an annual report of the Audit Committee for inclusion in the
Company’s proxy statement
Recent Focus Areas
•Enterprise resource planning system modernization
•Cybersecurity risk management
•Artificial intelligence and other digital technology
•International expansion and related audit and tax matters
•Capital allocation

George L. Sing, Chair
N. Anthony Coles, M.D.
Kathryn Guarini, Ph.D.
Arthur F. Ryan

Number of Meetings Held in 2025 9

2026 Proxy Statement and Notice of Annual Shareholder Meeting	23

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Compensation Committee

Members
Key Functions of the Committee
•Evaluate the performance of the Chief Executive Officer, the Chief
Scientific Officer, and other executive officers of the Company
•Recommend compensation for the Chief Executive Officer and the
Chief Scientific Officer for approval by the non-employee members of the board of directors
•Approve compensation for other executive officers
•Approve the total compensation budget for all Company employees
•Oversee the Company’s compensation and benefit philosophy and programs generally
•Oversee the Company’s strategies and policies related to human capital management, including with respect to workplace environment and culture; talent recruitment, development, and retention; and
employee engagement*
•Review and approve annually the corporate goals and objectives applicable to the compensation of the Chief Executive Officer and the goals and objectives of the Company’s executive
compensation programs
•Review and approve the Compensation Discussion and Analysis to be included in the Company’s proxy statement
•Prepare an annual report of the Compensation Committee for
inclusion in the Company’s proxy statement
Recent Focus Areas
•Equity compensation design and planning for CEO and CSO
•Retention of key leaders
•Pay mix and market competitiveness considerations

Christine A. Poon, Chair
N. Anthony Coles, M.D. (since April 4, 2025)
David P. Schenkein, M.D. (since September 12, 2025)
George L. Sing
Huda Y. Zoghbi, M.D.

Number of Meetings Held in 2025 11

*The full board retains oversight of the Company’s strategies and policies related to the Company’s culture. See the subsection “Corporate Governance—
Corporate Responsibility” for more information.

24	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Corporate Governance and Compliance Committee

Members
Key Functions of the Committee
•Identify qualified individuals to become members of the board and recommend such candidates to the board
•Assess the functioning of the board and its committees and
make recommendations to the board concerning the appropriate size, function, and needs of the board
•Review, and make recommendations to the board regarding,
non-employee director compensation
•Oversee, periodically review, and make recommendations to the board regarding corporate governance matters and practices
•Oversee the Company’s comprehensive compliance program
(other than specific areas overseen by other committees of the board)
•Oversee and periodically review the Company’s corporate
responsibility matters and key initiatives*
Recent Focus Areas
•Board declassification and other corporate governance expectations of shareholders and other stakeholders
•Changes to board committee membership
•New compliance oversight framework encompassing all
relevant compliance categories
•Corporate responsibility matters

Arthur F. Ryan, Chair
Bonnie L. Bassler, Ph.D.
Michael S. Brown, M.D.
Joseph L. Goldstein, M.D.
Christine A. Poon
Craig B. Thompson, M.D. (since September 12, 2025)

Number of Meetings Held in 2025 5

*The full board retains oversight of the Company’s strategies and policies related to the Company’s culture. See the subsection “Corporate Governance—
Corporate Responsibility” for more information.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	25

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Digital Technology Committee

Members
Key Functions of the Committee
•Oversee the Company’s overall strategy related to digital technology
(including artificial intelligence, machine learning, automation, cloud computing, and digital platforms) and the Company’s use of digital technology to advance the Company’s business objectives,
competitive position, and long-term value creation in a way that safeguards the Company’s reputation
•Oversee risks, controls, and procedures relating to the Company’s use of digital technology
•Oversee management’s approach to digital transformation, including the prioritization of digital technology initiatives, the adequacy of digital technology resources and talent, and the strategic alignment of significant digital technology investments
•Oversee the Company’s information security (including cybersecurity)
and related digital technology risks, controls, and procedures, including the Company’s plan to mitigate cybersecurity risks and to respond to data breaches*
•Oversee the Company’s data governance framework and, in
coordination with the Corporate Governance and Compliance
Committee, compliance with applicable privacy laws and regulations as they pertain to the Company’s use of digital technology

Kathryn Guarini, Ph.D., Chair
David P. Schenkein, M.D.
Craig B. Thompson, M.D.
Huda Y. Zoghbi, M.D.

Committee established in April 2026

*Prior to the establishment of this Committee in April 2026, oversight of these matters was fulfilled by the Audit Committee.

26	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Technology Committee

Members
Key Functions of the Committee
•Oversee, review, and evaluate the Company’s research and clinical development programs, plans, and policies
•Identify and discuss emerging scientific and technology issues and trends, including their impact on Regeneron’s research and
development programs, plans, or policies
•Identify and assess new leaders within research & development and global development organizations
Recent Focus Areas
•The Company’s immuno-oncology, immunology and allergy, cell medicine, coagulation/hematology, ophthalmology, and obesity and metabolic disease programs
•Other developments within the Company’s late-stage clinical development pipeline and early-stage preclinical and clinical development pipeline, including genetic medicine technologies and programs
•Recent advances and discoveries by the Regeneron Genetics Center®

Michael S. Brown, M.D., Chair
Bonnie L. Bassler, Ph.D.
Joseph L. Goldstein, M.D.
David P. Schenkein, M.D.
Craig B. Thompson, M.D.
Huda Y. Zoghbi, M.D.
Leonard S. Schleifer, M.D., Ph.D.*
George D. Yancopoulos, M.D., Ph.D.*

Number of Meetings Held in 2025 2

*Ex Officio Member.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	27

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Compensation of Directors
Overview
The general philosophy of the compensation program for our non-employee directors is similar to the executive compensation philosophy outlined in the “Compensation-Related Matters” section of this proxy statement. This philosophy, including its emphasis on equity compensation, is consistent with the Company’s long-term business orientation and has helped ensure alignment of directors’ interests with those of Regeneron shareholders.
Non-employee director compensation is subject to annual review by the Corporate Governance and Compliance
Committee, which makes recommendations to the board of directors regarding the non-employee director compensation program (including the appropriate level and form of compensation). Directors who are Company employees receive no additional compensation for serving on our board of directors or its committees. In determining compensation recommendations for the non-employee directors, the Corporate Governance and Compliance Committee considers, among other things, the qualifications and expertise of our non-employee directors, the time, effort, and accountability required of active board membership, practices of similar companies in the biotechnology industry (including the Peer
Group described below under “Compensation-Related Matters—Compensation Discussion and Analysis—Compensation
Processes—Peer and Other Market Data”), and any comparative information provided by independent compensation consultants. The Corporate Governance and Compliance Committee’s practice is to have the non-employee director compensation program reviewed annually by an independent compensation consultant. Since 2021, the Committee has engaged Pay Governance LLC for this purpose.
The current compensation program for our non-employee directors is referred to in this section as the “Current
Compensation Program.”
Non-Employee Director Compensation Philosophy
Our philosophy for non-employee director compensation is simple: to attract the most highly qualified directors with a range of skillsets who will serve as stewards of the Company’s long-term prospects and scientific focus. There is significant competition within our industry for highly qualified directors, particularly those with distinguished scientific credentials (such as members of the National Academy of Sciences) and the caliber of science-based backgrounds that we seek in our board members from the industry. With this in mind, the Current Compensation Program emphasizes equity compensation primarily in the form of stock options, which reward increases in stock price, over cash fees. The board of directors believes that this emphasis is consistent with the Company’s long-term business orientation and has helped ensure alignment of directors’ interests with those of Regeneron shareholders. Under the Current Compensation
Program, we have utilized value-denominated equity compensation awards (granted in the form of stock options and a relatively small percentage of restricted stock units (“RSUs”)) for our non-employee directors. This feature is meant to, among other things, ensure greater stability in reported non-employee director compensation on a year-over-year basis.
The board of directors believes that the Current Compensation Program is consistent with Regeneron’s philosophy for non-employee director compensation.
Cash Fees, Expenses, and Matching Gift Program
In 2025, each non-employee director received an annual retainer of $90,000 and an annual committee retainer of
$10,000 for each standing committee of the Company’s board of directors on which the director served. In addition, each committee chair received an additional annual retainer of $10,000, and Ms. Poon also received an annual Lead
Independent Director retainer of $50,000. Compared to cash compensation of non-employee directors in our Peer Group, the 2025 annual retainer for board service was below the median; the additional retainers provided to our committee chairs were below the median; and the Lead Independent Director retainer was at the median (in each case based on information reported by our Peer Group companies in 2025).
Non-employee directors are reimbursed for their actual expenses incurred in connection with their activities as directors, which include travel, hotel, and food and entertainment expenses (as applicable). In addition, directors are eligible to participate in the Regeneron Matching Gift Program, which is also available to eligible employees. Under this program, the Company matches contributions made by directors and employees to eligible tax-exempt organizations up to an annual maximum amount per director or employee.

28	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Annual Equity Awards
2025 Equity Awards
The board of directors (upon the recommendation of the Corporate Governance and Compliance Committee) determined that the target aggregate grant date fair value of the January 2025 annual equity awards would be set at $600,000 per non-employee director and consist of stock options with a grant date fair value of $480,000 (or 80% thereof) and RSUs with a grant date fair value of $120,000 (or 20% thereof). The January 2025 annual equity awards to our non-employee directors are shown in the table below.
The Corporate Governance and Compliance Committee recommended the approval of, and the board of directors approved, the terms of the January 2025 annual equity awards after consideration of the review, analysis, and recommendations of the Corporate Governance and Compliance Committee’s independent compensation consultant.
Such analysis focused on, among other matters, the market practices of companies in our Peer Group, other relevant industry and market data points, and Regeneron’s non-employee director compensation philosophy (including its emphasis on long-term incentives).
Terms of Equity Awards
The exercise price of a non-employee director stock option is equal to the fair market value of a share of the Company’s common stock on the date of grant (determined as the average of the high and low sales price per share of the
Company’s common stock on the Nasdaq Global Select Market on the date of grant or, if such date is not a trading day, on the last preceding date on which there was a sale of the Company’s common stock on the Nasdaq Global
Select Market).
Under the Current Compensation Program, a pro-rata portion of each equity award (i.e., each stock option and RSU award) equal to the portion of one year that has passed from its date of grant vests on the date of the Company’s first annual shareholder meeting following the date of grant, and the remaining portion vests on the first anniversary of the date of grant. The RSU awards contain mandatory deferral provisions, according to which the shares underlying the RSUs will generally not be delivered to the non-employee director until the earliest of (i) the termination of the non-employee director’s service as a member of the board, (ii) the seventh anniversary of the RSU grant date, and (iii) the date of a change in control (as defined in the Second Amended and Restated Regeneron Pharmaceuticals, Inc. 2014 Long-Term
Incentive Plan (or its predecessor)). A non-employee director may, subject to compliance with applicable tax rules, elect in writing a maximum deferral period longer than the seventh anniversary of the grant date. Other than as discussed below, the vesting of equity awards is generally subject to continued service on the board, and stock option awards generally expire ten years following the date of grant.
Equity awards granted to a non-employee director continue to vest following the retirement of that director provided applicable conditions relating to the length of the director’s service and the director’s age have been met. If a non-
employee director’s service as a member of the board is terminated as a result of his or her death, all of the director’s equity awards will immediately vest in full.
Equity awards granted to non-employee directors become fully vested automatically upon a change in control of the
Company. Each non-employee director has the right to nullify this acceleration of vesting, in whole or in part, if it would cause the director to pay excise taxes under the requirements of the Internal Revenue Code.
Equity Awards to New Directors
Under the Current Compensation Program, any newly elected non-employee director will receive an initial equity award with an aggregate grant date fair value equal to 5/3rds of the aggregate grant date fair value of the most recent annual equity award to our non-employee directors; and, with respect to the annual equity award to a non-employee director in respect of the first year of his or her service, the aggregate grant date fair value of such annual award will be prorated based on the date as of which the non-employee director first becomes a member of the board of directors.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	29

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

2025 Director Compensation
The following table and explanatory footnotes provide information with respect to compensation paid to each non-employee director for their service in 2025 in accordance with the policies and plans described above:
Director Compensation

A	B	C	D	E	F	G		H
Name	Fees earned or paid in cash ($)	Stock awards[1] ($)	Option awards[1,2] ($)	Non-Equity incentive plan compensation ($)	Change in pension value and non-qualified deferred compensation earnings	All other compensation[3] ($)		Total ($)
Bonnie L. Bassler, Ph.D.	110,000	119,415	480,552	—	—	5,449	[4]	715,416
Michael S. Brown, M.D.	120,000	119,415	480,552	—	—	10,449	[5]	730,416
N. Anthony Coles, M.D.[6]	107,411	119,415	480,552	—	—	10,449	[5]	717,827
Joseph L. Goldstein, M.D.	110,000	119,415	480,552	—	—	5,449	[4]	715,416
Kathryn Guarini, Ph.D.	100,000	119,415	480,552	—	—	1,577	[4]	701,544
Christine A. Poon	170,000	119,415	480,552	—	—	5,449	[4]	775,416
Arthur F. Ryan	120,000	119,415	480,552	—	—	5,449	[4]	725,416
David P. Schenkein, M.D.[6]	103,021	119,415	480,552	—	—	1,577	[4]	704,565
George L. Sing	120,000	119,415	480,552	—	—	10,449	[5]	730,416
Craig B. Thompson, M.D.[6]	103,021	119,415	480,552	—	—	2,182	[4]	705,170
Huda Y. Zoghbi, M.D.	110,000	119,415	480,552	—	—	10,449	[5]	720,416
1The amounts in columns C and D reflect the respective aggregate grant date fair values of RSUs and options awarded during the year ended
December 31, 2025 pursuant to the Second Amended and Restated Regeneron Pharmaceuticals, Inc. 2014 Long-Term Incentive Plan. Valuation
assumptions and methodologies used in the calculation of these amounts do not take into account expected forfeitures and are otherwise described in
Note 13 to the Company’s audited financial statements for the fiscal year ended December 31, 2025 included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on February 4, 2026 (the “2025 Annual Report”).
2At December 31, 2025, the non-employee directors listed in this table had the following aggregate number of stock option awards outstanding: Dr. Bassler: 18,479; Dr. Brown: 7,042; Dr. Coles: 9,749; Dr. Goldstein: 7,042; Dr. Guarini: 5,653; Ms. Poon: 36,776; Mr. Ryan: 9,749;
Dr. Schenkein: 5,653; Mr. Sing: 36,776; Dr. Thompson: 7,878; and Dr. Zoghbi: 31,384. At December 31, 2025, these individuals had the following aggregate number of RSU awards outstanding: Dr. Bassler: 1,548; Dr. Brown: 1,548; Dr. Coles: 1,548; Dr. Goldstein: 1,548; Dr. Guarini: 448;
Ms. Poon: 1,548; Mr. Ryan: 1,548; Dr. Schenkein: 448; Mr. Sing: 1,548; Dr. Thompson: 620; and Dr. Zoghbi: 1,548.
3See the subsection “Compensation-Related Matters—Compensation Dashboard—Additional Compensation Information—Perquisites and Personal
Benefits” for information regarding director air transportation in accordance with guidelines approved by our board of directors.
4Consists of dividends accrued and/or paid in 2025 in respect of outstanding RSU awards.
5Consists of (i) $5,449 of dividends accrued and/or paid in 2025 in respect of outstanding RSU awards and (ii) $5,000 for a Company contribution paid or payable on or before April 14, 2026 under the Regeneron Matching Gift Program in respect of charitable gifts made in 2025.
6During 2025, Drs. Coles and Schenkein were appointed as members of the Compensation Committee and Dr. Thompson was appointed as a member of the Corporate Governance and Compliance Committee. Accordingly, each of Drs. Coles, Schenkein, and Thompson received a prorated annual committee retainer for his service on the relevant committee in 2025 based on the applicable date of election to such committee.

Proposal No. 1 Election of Directors

The board of directors, upon the recommendation of the Corporate Governance and Compliance Committee,
has nominated for election at the 2026 Annual Meeting Joseph L. Goldstein, M.D., Christine A. Poon,
David P. Schenkein, M.D., Craig B. Thompson, M.D., and Huda Y. Zoghbi, M.D. for a one-year term expiring at the 2027 Annual Meeting.

The board of directors recommends a vote FOR the election of each of these nominees.

30	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Corporate Governance
Governance Overview
Regeneron is committed to good corporate governance, which we believe promotes the long-term interests of shareholders, strengthens the accountability of the board of directors and management, and helps build trust in the
Company. The following chart summarizes key information regarding our corporate governance.

Board and Other Governance Information	2026
Size of Board	13
Number of Independent Directors	11
Lead Independent Director
Annual Election of Directors*
Majority Voting in the Election of Directors
Director Resignation Policy
Director Time Commitment Policy
Number of Meetings of the Board of Directors Held in 2025	15
Executive Sessions of Independent Directors without Management Present
Code of Business Conduct and Ethics Applicable to All Employees, Officers, and Directors
Annual Board and Committee Self-Evaluations
Stock Ownership Guidelines for Directors and Senior Executives
Annual Say-on-Pay Vote
Active Shareholder Engagement
Shareholder Right to Call Special Shareholder Meeting
*In the process of being phased in, with all directors to be elected annually commencing in 2028.
Our corporate governance has been enhanced based on shareholder feedback over the last 10+ years, including by the changes to governance policies and practices shown below. See “Compensation-Related Matters—Compensation
Discussion and Analysis—Compensation Processes—Shareholder Input and Outreach and the 2025 Say-on-Pay Vote
Result” for more information regarding recent changes to Regeneron’s compensation program adopted in response to shareholder input.

2014	2016	2022	2023	2025

January Director Resignation Policy Recoupment (Clawback) Policy April Prohibition on Hedging & Pledging	January Majority Voting in the Election of Directors	June Annual Say-on-Pay	June Lead Independent Director	June Declassified Board (annual election of all directors to commence in 2028)

2026 Proxy Statement and Notice of Annual Shareholder Meeting	31

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Board Governance
Declassification of the Board of Directors
Historically, our board of directors was divided into three classes, with members of each class holding office for staggered three-year terms. At our 2025 annual meeting, our board proposed, and shareholders approved, an amendment to the
Company’s Certificate of Incorporation to declassify the board. As a result, we have amended our Certificate of
Incorporation to eliminate the classification of our board over a three-year period. This important step in eliminating a legacy feature of our governance structure illustrates our responsiveness to shareholder concerns and adherence to best practices in corporate governance.
Beginning with the 2026 Annual Meeting, directors standing for election will be elected for new terms of one year, expiring at the next annual meeting of shareholders. Each director elected prior to the 2026 Annual Meeting will continue to serve for the remainder of the original term for which he or she was elected. The declassification will be complete, with all directors standing for election annually for a one-year term, at the annual meeting of shareholders to be held in 2028.
Board Meetings and Attendance of Directors
Board Meetings
The board held 15 meetings in 2025, of which five were regular meetings and ten were special meetings. Our Corporate
Governance Guidelines provide that directors are expected to attend all or substantially all meetings of the board and the committees on which they serve. All directors attended at least 75% of the total number of meetings of the board and committees of the board on which they served in 2025.

15 Board Meetings	27 Committee Meetings	97% Average Attendance Rate for All Directors

Annual Shareholder Meetings
According to our Corporate Governance Guidelines, board members are expected to attend the Company’s Annual
Meeting of Shareholders. All directors attended our 2025 Annual Meeting of Shareholders.
Director Refreshment Philosophy
The board and the Corporate Governance and Compliance Committee strive to ensure that our board is comprised of highly qualified directors with a range of skillsets and backgrounds who will serve as stewards of investor capital and drive the Company’s scientific focus to ensure the continued creation of long-term shareholder value. The objective of the
Committee’s continued assessment of the composition of our board is to have a board that as a whole possesses the mix of skills and experiences to provide effective oversight and guidance to management to execute on the Company’s long-
term strategy. The Committee’s refreshment philosophy prioritizes skills that it considers important and desirable based on the Company’s current needs and business priorities, while recognizing that our board members must have predominantly science-based backgrounds to effectively provide robust, independent oversight of management. The Committee also works to ensure that various members of the board bring substantial governance, financial, policy, and management expertise gained from their professional backgrounds and their service on other boards.

32	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

The Committee believes it is desirable to maintain a mix of longer-tenured, experienced directors who have developed enhanced knowledge and understanding of, and valuable insight into, the Company and its operations and newer directors with fresh perspectives. As a result, we do not impose director tenure limits or a mandatory retirement age. The
Committee has considered the perspectives of some shareholders regarding longer-tenured directors but believes that longer-serving directors with experience and institutional knowledge bring critical skills to the boardroom. In particular, the
Committee believes that continuity on the board allows for longer-tenured directors to make meaningful contributions and provide effective oversight of management during the complete drug discovery and development cycle. Accordingly, while director tenure is taken into consideration when evaluating the board’s composition, the Committee believes that imposing arbitrary limits on director tenure would deprive the board of the valuable contributions of its most experienced members.

Board Composition Fundamentals

Predominantly science-based backgrounds to effectively provide robust, independent oversight of management	Mix of longer-tenured, experienced directors with enhanced knowledge of the Company and newer directors with fresh perspectives

Other skills and experiences to provide effective oversight, including governance, financial, policy, and management expertise	Wide range of backgrounds and perspectives

To ensure a robust approach to director suitability, evaluation, and refreshment, the Committee has adopted refreshment mechanisms that include the following:
•A formal annual board and committee self-evaluation, as discussed further below;
•A requirement to offer resignation upon a material change in principal employment; and
•A policy formalized in our Corporate Governance Guidelines (reviewed annually) that limits director service to no more than four public boards (including Regeneron) and requires notification prior to appointment to another public or for-
profit company board (the “director time commitment policy”).
Since 2022, three new directors, Drs. Thompson, Guarini, and Schenkein, have joined Regeneron’s board of directors and two directors have retired, resulting in significant board refreshment in the last few years.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	33

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Procedures Relating to Nominees; Board Succession Planning
In considering potential candidates for the board of directors, the Corporate Governance and Compliance Committee considers all relevant factors, such as whether or not a potential candidate: (1) possesses relevant expertise; (2) brings skills and experience complementary to those of the other members of the board; (3) has sufficient time to devote to the affairs of the Company (including whether such candidate complies with the director time commitment policy); (4) has demonstrated excellence in his or her field; (5) has the ability to exercise sound business judgment; (6) has the commitment to rigorously represent the long-term interests of the Company’s shareholders; (7) would contribute to the mix of backgrounds and experiences represented on the board; (8) would be eligible to be considered independent (as discussed further below); and (9) should be recommended in light of such other factors as the Corporate Governance and
Compliance Committee may determine from time to time.
Candidates for director are reviewed in the context of the current composition of the board of directors, the operating requirements of the Company, and the long-term interests of shareholders. In conducting the assessment, the Committee considers the factors outlined above in light of the current needs of the board and the Company. When recommending a slate of director nominees each year, the Corporate Governance and Compliance Committee reviews the current composition of the board of directors to ensure that the board will continue to possess the requisite mix of skills, expertise, experience, and viewpoints necessary to effectively fulfill its duties and responsibilities.
In the case of an incumbent director whose term of office is set to expire, the Corporate Governance and Compliance
Committee reviews such director’s overall service to the Company during the director’s term and also considers the director’s interest in continuing as a member of the board. In the case of a new director candidate, the Corporate
Governance and Compliance Committee also reviews whether the nominee is eligible to be considered “independent,”
based on our Corporate Governance Guidelines, applicable listing standards of the Nasdaq Stock Market LLC, and applicable SEC and other relevant rules and regulations, if necessary.
The Corporate Governance and Compliance Committee may employ a variety of methods for identifying and evaluating nominees for the board of directors. Candidates recommended by other directors, management, search firms, or other sources may also be considered. With respect to director candidates recommended by shareholders, the Corporate
Governance and Compliance Committee will consider the candidate if the shareholder submits the recommendation in compliance with the requirements of our Guidelines Regarding Director Nominations, which are available on our website at www.regeneron.com under the “Governance” heading on the “Investors & Media” page. Candidates recommended by shareholders will be evaluated on the same basis as candidates recommended by our directors or management or by third-party search firms or other sources.
Candidates may be evaluated at regular or special meetings of the Corporate Governance and Compliance Committee.
The Committee also considers succession planning for board and committee chairs for purposes of continuity and to maintain relevant expertise and depth of experience.

1 Identify Potential Nominees from variety of sources	2 Conduct In‑Depth Review & consider a range of factors in the context of current board composition	3 Make a Recommendation to the Board	4 Outcome: Board Decision

34	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Director Onboarding
All new directors participate in a robust director orientation and onboarding process to ensure a strong working knowledge of our industry, business, strategies, and policies and a successful integration into boardroom discussions as soon as possible. The initial, typically multi-day orientation program includes in-person meetings at our corporate headquarters with senior executives across our key corporate functions. New directors also meet with the executives and staff supporting the board committees on which they serve. The onboarding process continues after the initial orientation and includes meetings with each committee chair and the Lead Independent Director.
Board and Committee Self-Assessments
On an annual basis, the board of directors and each of the board’s committees comprised of independent directors conducts a self-assessment to ensure effective performance and to identify opportunities for improvement. As the first step in the self-assessment process, for the board as a whole and each committee on which they serve, the directors complete a comprehensive questionnaire, which asks them to consider various topics related to board and committee composition, structure, effectiveness, and responsibilities, as well as satisfaction with the schedule, materials, and discussion topics. Each committee, as well as the board as a whole, then reviews and assesses the responses and presents the findings and recommendations to such committee or the board of directors (as applicable) in executive session. The Lead Independent Director, in consultation with the Corporate Governance and Compliance Committee or the Committee’s Chair, reviews and reports on the results of the board and, if applicable, committee assessments, which are discussed by the board of directors in executive session with a view toward taking action to address any issues presented. Results requiring additional consideration are addressed at subsequent board and committee meetings, where appropriate.
Annual Self-Assessment Process

Complete Questionnaire	Review and Assess Responses	Discuss Results	Formulate Action Plan	Follow Up

While this formal self-assessment is conducted on an annual basis, directors share perspectives, feedback, and suggestions year round, both inside and outside the boardroom.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	35

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Board Leadership
The board of directors recognizes that one of its key responsibilities is to establish and evaluate an appropriate leadership structure for the board so as to provide effective oversight of management. The board of directors believes that a company’s board leadership structure should take into account relevant corporate governance and strategic considerations (such as board size and composition, director tenure, and experience of the management team) and that the board should maintain flexibility and adjust the leadership structure as appropriate.
Board Leadership Structure
Regeneron’s current board leadership structure has been in effect since 2023, when the board elected Drs. Schleifer and
Yancopoulos as co-Chairs of the Board and the independent directors designated Ms. Poon as the board’s Lead
Independent Director. Under our Corporate Governance Guidelines, if the Chair of the Board is not an independent director (or, in the case of co-Chairs, neither is an independent director), the Company’s independent directors shall designate one of the independent directors to serve as a Lead Independent Director. The Lead Independent Director
coordinates the activities of the independent directors and has the duties and responsibilities described in Regeneron’s
Lead Independent Director Charter, which are summarized below under the subsection “Responsibilities of Lead
Independent Director.”
In electing Drs. Schleifer and Yancopoulos as co-Chairs, the board of directors considered their incomparable knowledge and demonstrated leadership of the Company for nearly four decades. The board’s decision also took into account Dr. Schleifer’s previous service as Chair of the Board from 1990 through 1994 and the importance, both from an external and internal perspective, of Dr. Yancopoulos’s scientific leadership. The board further believes that the ability of
Drs. Schleifer and Yancopoulos to speak as co-Chairs of the Board as well as Presidents of the Company provides strong unified leadership for the Company. In the board’s view, electing Drs. Schleifer and Yancopoulos as co-Chairs, combined with a strong Lead Independent Director appointed by the independent directors, provides balanced leadership and effective oversight of management and is in the best interest of the Company and its shareholders.
In designating Ms. Poon as the board’s Lead Independent Director, the independent directors of the board considered her deep strategic and operational knowledge of the Company’s business and industry; broad experience serving as a public company director, including in the role of lead independent director of another S&P 500 company; productive working relationship with Drs. Schleifer and Yancopoulos; history of demonstrating independent judgment to support management when appropriate and fortitude to challenge management when deemed in the best interest of the Company and its shareholders; strong interpersonal skills and ability to build consensus; and demonstrated influence on the board’s culture and insistence on a high standard of ethics, candor, and transparency.
The board continues to periodically evaluate and determine, with input from the independent directors, an appropriate leadership structure for the board so as to provide effective oversight of management.

36	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Responsibilities of Lead Independent Director
Under Regeneron’s Lead Independent Director Charter, the Lead Independent Director is appointed annually by the independent directors of the board. Although appointed annually, the Lead Independent Director is generally expected to serve for more than one year. The Lead Independent Director Charter sets forth a robust set of specific duties and responsibilities of the Lead Independent Director, which are summarized below.
Key Duties and Responsibilities of Lead Independent Director

Meetings and Executive Sessions
•Presides at all meetings of the board at which the
Chair* is not present, including executive sessions
of the independent directors
•Has discretion to call meetings of the
independent directors
•Facilitates discussion and open dialogue among
the independent directors during board
meetings, executive sessions, and outside
board meetings

Oversight of Information Provided to
the Board
•Works with the Chair to develop and approve
board meeting agendas and meeting schedules,
including to ensure that there is sufficient time for
discussion of all agenda items
•Works with the Chair on the appropriateness
(including quality and quantity) and timeliness of
the information provided to the board
•Authorizes the retention of advisors and
consultants who report directly to the board or the
independent directors when appropriate

Liaison with the Chair and Management
•Serves as the principal liaison between
the independent directors and the Chair, without
inhibiting direct communication between them
•Communicates to the Chair and management,
as appropriate, any decisions reached, suggestions
made, or views or concerns expressed by
independent directors in executive sessions or
outside of board meetings
•Provides the Chair with feedback and counsel
concerning the Chair’s interactions with the board
•In the case of co-Chairs, resolves any
disagreement between the co-Chairs in their
performance of the duties and responsibilities of
the Chair

Board and Leadership Evaluation
•In consultation with the Corporate Governance and
Compliance Committee of the board (or the Chair
thereof), reviews and reports on the results of the
board and committee performance self-evaluations
•Periodically meets on an individual basis with the
independent directors to discuss performance,
effectiveness, and composition of the board and any
committees thereof
•Leads the independent directors’ evaluation of the
effectiveness of the Chair, including his or her
interactions with directors and ability to provide
leadership and direction to the board

CEO Succession •Coordinates the board’s CEO succession planning process	Shareholder Communication •If requested, and in coordination with executive management, is available for consultation and direct communication with shareholders

*All references to the Chair are, in the case of co-Chairs, deemed to mean either co-Chair.
On an annual basis, the Lead Independent Director, in consultation with the Corporate Governance and Compliance
Committee or the Chair thereof, reviews the adequacy of the Lead Independent Director Charter and recommends to the board any modifications or changes for approval by the board.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	37

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Management Succession Planning and Talent
Development Process
Under our Corporate Governance Guidelines, the board of directors is required to periodically review with our CEO
Regeneron’s plan for succession to the offices of the CEO and other senior executive positions. In recent years, the board and its committees conducted a multi-year formal succession planning and talent review, which included succession planning for the CEO and other senior management positions. The applicable committees of the board of directors advanced this formal review by focusing on certain assigned functions and roles within the Company. As part of this process, the Audit Committee reviewed functions and roles within the Company’s finance, information technology, and real estate & facilities management organizations, while the Compensation Committee and the Technology Committee
reviewed functions and roles within the Company’s commercial and certain other general and administrative organizations and the Company’s research & development and global development organizations, respectively. Succession planning and talent review efforts overseen by the board and/or its committees continued in 2025 and 2026 to date.
An example of our succession planning and talent review program in action was the Chief Financial Officer transition in
2024. Effective February 2024, the board appointed Christopher Fenimore to succeed Robert E. Landry as the Company’s
Chief Financial Officer upon Mr. Landry’s retirement. Mr. Fenimore, who joined the Company in 2003 and had been the
Company’s Controller since March 2017, was identified and developed over several years as an internal candidate for the office of the CFO, which enabled his seamless transition into this role.
In addition to formal succession planning, directors also have exposure to Regeneron leaders through board and committee presentations and discussions and informal events and interactions with key talent throughout the year, both in small-group and one-on-one settings.

38	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Board Oversight of Risk
The board executes its oversight responsibility for risk management directly and through its committees, as shown below.

Board-Level Risk Oversight

•The board receives detailed regular reports from members of our senior management that include discussions of the risks and exposures involved in their respective areas of responsibility. Further, the board is routinely informed by the appropriate members of senior management of developments internal and external to the Company that could affect our risk profile.
•The board considers specific risk topics, including risks associated with our strategic plan, drug access and pricing (discussed further below), our finances, and our development activities. Specific risk topics may also be considered at executive sessions of independent directors, which are chaired by our Lead Independent Director.
•The board is closely involved in and provides oversight of all key pricing determinations for our products, which we endeavor to make in a thoughtful and well‑informed manner with fairness and affordability in mind.
•We believe we have the appropriate governance mechanisms and internal processes in place to ensure that pricing decisions are thoroughly and appropriately vetted prior to implementation and are made in line with our values and commitments. This includes routine presentations to our board of directors or the appropriate committees thereof on drug pricing strategies, practices, and trends. See “Corporate Governance—Corporate Responsibility” for more information.
•As shown below, the board has delegated certain risk oversight responsibilities to its committees. The board is kept abreast of its committees’ risk oversight and other activities via reports of the committee chairs to the full board at regular board meetings.

Committee-Level Risk Oversight

Audit Committee
•Oversees the
Company’s risk
management
program, which
focuses on the most
significant risks the
Company faces in the
short-, intermediate-,
and long‑term
timeframes.
•Regularly discusses
specific risk areas
and annually reviews
a report on the
Company’s enterprise
risk profile prepared
by the Company’s
Chief Audit Executive,
who reports
independently to the
Committee and
facilitates the risk
management
program.

Corporate Governance and
Compliance Committee
•Oversees risks associated
with corporate governance
matters, including board
structure, board and
committee composition, and
director succession
planning.
•Oversees the Company’s
comprehensive compliance
program (including
healthcare law compliance,
good manufacturing
practices, good clinical
practices, and good
laboratory practices), other
than specific areas
overseen by other
committees of the board.
•Considers legal and
regulatory compliance risks
as well as corporate
responsibility initiatives that
are expected to have a
significant impact on the
Company’s ability to deliver
sustained growth.
•Regularly reviews updates
from the Company’s Chief
Compliance Officer, who
reports to the Chair of the
Corporate Governance and
Compliance Committee

Compensation
Committee
•Assesses risks
associated with the
Company’s
compensation
policies and
practices while
designing
performance
incentives that align
executives’ interests
with those of
long‑term
shareholders.
•At least annually,
reviews and
considers a
compensation
program risk
assessment
performed by its
independent
compensation
consultant.

Digital Technology
Committee*
•Oversees risks,
controls, and
procedures related
to the Company’s
use of digital
technology
•Oversees the
Company’s
information security
(including
cybersecurity) and
related digital
technology risks,
controls, and
procedures
•Oversees the
Company’s data
governance
framework
Technology Committee •Considers risks associated with our research and development programs.

*Prior to the establishment of the Digital Technology Committee in April 2026, its risk oversight responsibilities were fulfilled by the Audit Committee and the Corporate Governance and Compliance Committee, as applicable.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	39

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Communicating with the Board
The Company has established a process for shareholders to send communications to the members of the board of directors. Shareholders may send such communications by mail addressed to the full board, a specific member or members of the board, or a particular committee of the board, at 777 Old Saw Mill River Road, Tarrytown, New York
10591-6707, Attention: Corporate Secretary. All such communications will be opened by our Corporate Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that legitimately relate to our business and operations or governance and that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the board or any individual director or group or committee of directors, the Corporate Secretary will make sufficient copies of the contents to send to such director or each director who is a member of the group or committee to which the communication is addressed.
Longstanding Commitment to Shareholder Engagement
Overview of Our Engagement Program
Fostering long-term relationships and maintaining trust with our shareholders is a key priority for us. For over a decade, the board and management have conducted regular and extensive investor outreach. We seek shareholder feedback through our annual say-on-pay votes as well as through discussions with our shareholders in connection with our annual shareholder meetings and in the “off-season.” This outreach complements the many touchpoints our investor relations team has with shareholders throughout the year. In addition, on a more informal basis, we engage with our shareholders through industry and corporate governance conferences and informal exchanges in other settings.
Annually, we seek to engage in direct one-on-one discussions with shareholders collectively representing in excess of
50% of the shares of common stock outstanding (excluding shares held by our directors and executive officers), which we refer to as “public shares.” We encourage director participation in our outreach, and our Lead Independent Director (who is also the Chair of our Compensation Committee) has led many of these discussions as a representative of the board in recent years.
Our active investor outreach program solicits and gathers feedback on a broad range of matters, including board structure and composition, executive compensation, shareholder rights, and corporate responsibility topics. The feedback received is a key input in board, relevant committee, and management discussions, and has consistently been a significant driver of actions taken over the last several years.

Engagement Model	Engagement Design	Board and Committee Review	Response and Feedback Loop

Regular outreach to investors using multiple channels •one‑on‑one meetings and calls •governance‑ focused conferences •industry conferences •regular IR channels
Outreach to investors
that hold >50% of our
public shares
•board actively
solicits investor
input on broad
range of issues
•executives
regularly meet with
investors
•IR professionals
respond to investor
queries
		Feedback received is communicated to the committees/board •feedback evaluated at relevant committee meetings, with potential actions being discussed with the full board	Committees/board implement changes as appropriate •committee/board actions shared with investors, supporting continuous feedback and progress

40	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

2025 Shareholder Engagement
In 2025, we reached out to shareholders collectively representing 51% of the public shares. This outreach resulted in one-on-one discussions with shareholders representing approximately 42% of our public shares. As in prior years, we pursued engagement opportunities throughout the year, which allowed us to engage with several shareholders multiple times in 2025.

Shareholder Engagement Team •Lead Independent Director •Corporate Governance Team •Investor Relations •Corporate Responsibility •Human Resources	Most-Discussed Topics •Board Declassification •Executive Compensation •Dual-Class Capital Structure •Management Succession Planning •Board Tenure/Refreshment

42% engaged

51% contacted
We had meaningful and candid discussions about the topics listed above as well as other corporate governance topics in
2025, and the feedback received from shareholders was discussed in detail at the board level, including by way of regular updates on specific shareholder comments provided to the applicable committee (such as the Corporate Governance and
Compliance Committee and the Compensation Committee). As in prior years, 2025 shareholder feedback shaped subsequent meeting agendas and boardroom discussions. Certain feedback that we heard and actions that we implemented in response to such feedback are outlined in the table below. We remain committed to continued
engagement with shareholders.

Shareholder Engagement Topic	Feedback Received / Action in Response

We discussed the proposed (and later in the year approved) declassification of the board of directors. See “Board Governance—Declassification of the Board of Directors.”
Overwhelmingly positive feedback on this latest step in
Regeneron’s governance journey. The first class of our
directors will be standing for reelection for a one-year term at the 2026 Annual Meeting. See Proposal No. 1.

We discussed executive compensation matters, with many shareholders inquiring about and providing views on anticipated CEO/CSO equity awards, and management succession planning.
Feedback taken into consideration in discussions of potential new CEO/CSO equity award program design and in
Regeneron’s management succession planning process.
See “Compensation-Related Matters—Compensation
Discussion and Analysis—Compensation Processes—
Shareholder Input and Outreach and the 2025 Say-on-Pay
Vote Result” for additional information about engagement on
compensation matters.

We continued to discuss the Company’s dual-class capital structure, including relevant mitigating factors such as the declassification of the board.
Certain shareholders consider the board declassification to
be a mitigating factor in their analysis of the Company’s
corporate governance and dual-class capital structure.
Enhanced disclosure concerning the Company’s dual-class
share structure is provided in this proxy statement. See
“Capital Structure” beginning on page 42.

We discussed board tenure and refreshment, including how
the shift to annual director elections should be integrated into
Regeneron’s board candidate review process and board
succession planning principles. See “Board Governance—
Procedures Relating to Nominees; Board
Succession Planning.”

The board focused on enhancing the board’s committee
composition in 2025-2026, adding Drs. Coles and Schenkein
to the Compensation Committee and Dr. Thompson to the
Corporate Governance and Compliance Committee, and
established a new standing Digital Technology Committee.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	41

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Additional Actions Responsive to Shareholder Feedback
Our board of directors has always viewed shareholder feedback as critical for its decision-making and has taken several actions after careful consideration of the feedback received. Set forth below are select changes to governance practices and other actions taken by the board and/or the relevant board committee in recent years that were informed by shareholder feedback.

Board Leadership Structure Established robust Lead Independent Director role (2023).
Management Stability
  Increased holding/vesting requirements for CEO
and CSO by incorporating a five-year performance
period and a subsequent three-year holding period
in the 2020 CEO/CSO equity awards (2020).

Board Refreshment
  Appointed Drs. Guarini and Schenkein to the board
(2023) and elected Dr. Thompson to the board
(2022). Two former directors (including the former
Board Chair) retired from the board in 2023.

Dilution/Burn Rate Concerns
  Introduced and maintained the use of full-value
awards as a component of annual equity awards;
recalibrated equity award size (stock options
and RSAs/RSUs) for NEOs below the CEO/CSO
level and other employees (2019-2025).

Say-on-Pay Voluntarily adopted an annual say-on-pay vote (2022).
Annual Cash Incentives
  Enhanced the process by which the Compensation
Committee determines the Company performance
multiplier for annual cash incentives (2023);
provided more detailed disclosure regarding this
process (2019-2025).

Enhanced Disclosure
  Enhanced proxy statement disclosure of board
structure and leadership (including with respect to
the duties and responsibilities of our Lead
Independent Director), board composition and
refreshment, board oversight of pricing decisions/
access to medicine, dual-class capital structure,
annual cash incentive and annual equity
determinations, 2020 PSUs, and certain other
corporate governance matters (2022-2026).

Corporate Responsibility and Sustainability
  Increased the breadth and depth of sustainability
data collection and reporting; aligned annual
Responsibility Report with the SASB framework;
and, since 2021, reported on climate-related
risks and opportunities aligned with the
recommendations developed by the TCFD
(2017-2026).

Pay-for-Performance Alignment
  Introduced PSUs as a component of CEO and
CSO equity awards (2019) and granted 100%
of CEO and CSO equity awards in the form of
PSUs (2020).
  Reaffirmed, and delivered on, commitment to issue
no additional equity awards for CEO and CSO
before December 2025 (2021-2025).
Perquisites Policy Adopted a Compensation Committee-approved policy covering perquisites of our NEOs and other senior officers (2024).

42	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Capital Structure
Regeneron currently has two classes of stock outstanding – common stock, par value $0.001 per share (“common stock”), which is entitled to one vote per share; and Class A stock, par value $0.001 per share (“Class A stock”), which is entitled to ten votes per share. As of the record date of the 2026 Annual Meeting, there were 103,021,886 and 1,817,146 shares of common stock and Class A stock outstanding, respectively.
While the concerns regularly cited with respect to dual-class capital structures merit consideration and have regularly received the board’s attention, the board believes that there is no “one size fits all” model of governance. Even though dual-class capital structures may not benefit shareholders in some companies, they may promote long-term shareholder interests in others. As further discussed below, we currently believe that, as it pertains to Regeneron, the benefits of a dual-class capital structure outweigh the burdens. However, in light of the considerations discussed in this section
(including investor feedback), we will continue to evaluate the Company’s capital structure and will further engage with the holders of our common stock and Class A stock on this topic.
Discussed below are key factors you should keep in mind when assessing Regeneron’s capital structure and considering whether your voting decision on Regeneron’s directors should be driven by the existence of this structure.
Regeneron’s dual-class capital structure is consistent with the Company’s long-term focus and facilitates the creation of shareholder value over time. We believe our capital structure is aligned with the Company’s long-term focus in an industry in which the development of a single product can take more than a decade and requires significant investments.
The dual-class capital structure fosters stability by helping to lessen the impact on the Company resulting from business cycles and short-term market pressures. It alleviates some of the pressure to achieve short-term results, allowing the board and management to dedicate their time to the pursuit of strategies and opportunities to enhance the long-term profitability of the Company and deliver value to shareholders. This is particularly important given the considerable investments and long-term time horizons involved in the development of our products.
We also believe that modestly amplifying the voting input of the Class A holders – primarily our co-founders, who still lead the Company – helps protect long-term, sustainable value creation. The interests of our co-founders are strongly aligned with those of our long-term shareholders. Through their leadership and vision, the Company’s co-founders have been, and will continue to be, important to guiding the Company’s strategy and success. Our co-founders have demonstrated a legacy of stewardship at the Company and are highly incentivized to create long-term value for the Company thanks in part to the long-term focus facilitated by the dual-class capital structure.
Our capital structure has given greater weight to the voting rights of the holders of common stock as the
Company has matured. While multi-class capital structures of some companies enable the holders of the high-vote shares to outvote all other shareholders, this is not the case for Regeneron’s dual-class voting structure.
The number of shares of Class A stock outstanding, which comprised ~95% of total shareholder votes at the time of our
1991 IPO, has been steadily decreasing ever since, effectively giving greater weight to the voting rights of the holders of common stock as the Company has matured. As of the record date of the 2026 Annual Meeting, the Class A stock comprised only ~15% of total shareholder votes. No new Class A stock has been issued since the IPO. In addition,
Regeneron has the lowest percentage of votes held by the high-voting class out of all of the S&P 500 companies with multi-class voting structures.4

4Based on Company analysis of available data reported in 2025.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	43

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

The Company’s corporate governance practices and principles provide for effective, independent board oversight and reinforce the Company’s strong commitment to the creation of sustainable value for long-term shareholders. The rights of the holders of common stock are protected not only by their collective voting power of approximately 85%, but also by other features of Regeneron’s corporate governance, including the further enhancements adopted by Regeneron based on shareholder input over the last 10+ years. Such protective governance features include:
our 2025 phased-in implementation of annual elections of all directors (Regeneron’s board is to be fully declassified in
2028); majority voting and a director resignation policy in uncontested director elections; shareholders’ right to call a special shareholder meeting upon the written request of at least 25% of the total number of votes entitled to be cast;
executive sessions of the independent directors held at every regularly scheduled board meeting; annual board and committee self-evaluations; and our active, extensive shareholder engagement efforts.
In addition, the board is committed to ensuring that the Lead Independent Director, who is appointed annually by the independent directors, has an empowered role and provides effective balance to management. Our Lead Independent
Director, Ms. Poon, was elected by the independent directors in recognition of her strong leadership and skills. The robust responsibilities of the Lead Independent Director are set forth in our Lead Independent Director Charter and are further discussed above under “Board Governance—Board Leadership—Responsibilities of Lead Independent Director.”
The board’s decision to propose board declassification for shareholder approval in 2025 is evidence of the board’s responsiveness to shareholder feedback on matters within the board’s control and should alleviate shareholder concerns with the dual-class capital structure. As further discussed in the subsection “Board
Governance—Declassification of the Board of Directors,” at our 2025 annual meeting, our board of directors proposed and shareholders approved an amendment to the Company’s Certificate of Incorporation to declassify the board. As a result, we have amended our Certificate of Incorporation to phase out the classification of our board over a three-year period.
In reaching the decision to recommend the declassification, the board considered shareholder feedback provided in recent engagement cycles – in particular the view that annual director elections enhance director accountability.
The board also took into account that while it does not have the sole power to change the dual-class capital structure
(as discussed further below), it was within its control to address another key shareholder concern by taking steps toward board declassification.
The dual-class capital structure has been in place since the Company’s IPO. The Company’s current capital structure, with both Class A stock and common stock outstanding, has been in place since before the Company became a publicly traded company in 1991. No new Class A stock has been issued since the IPO. Accordingly, each holder of shares of common stock has had notice of this capital structure before making an investment in the company.
We have enhanced transparency concerning our capital structure. As discussed above, we have been very transparent with our shareholders about Regeneron’s capital structure and the limits on the board’s ability to change this structure in a unilateral manner, and have consistently engaged on this topic in recent years. Thanks in part to such engagement, at the 2025 Annual Meeting, eight of our 10 largest institutional shareholders at the time of the meeting voted FOR all director nominees on the ballot despite adverse voting recommendations from one of the leading proxy advisory firms on account of Regeneron’s capital structure.
Multi-class capital structures are not uncommon among public companies. Dual-class capital structures are recognized and valid under applicable federal and state corporate law and stock exchange regulations and are not uncommon among public companies. Multi-class capital structures also do not appear to adversely impact company performance – in fact, a study conducted at the Yale School of Management Chief Executive Leadership Institute found that companies in the Russell 3000 with dual- and multi-class shares, on average, outperformed companies with a single class of shares across both the short- and long-term through October 3, 2024.5
The board does not have the sole power to change the dual-class capital structure – separate approval by the
Class A stock would be required. As a matter of corporate law and Regeneron’s Certificate of Incorporation, the voting rights granted to holders of Class A stock cannot be unilaterally changed by Regeneron’s board or a vote of the holders of common stock. Such rights may be amended only with the approval of the majority of the shares of Class A stock. The
Corporate Governance and Compliance Committee of the board has carefully considered shareholder feedback on the dual-class capital structure as well as other relevant factors, including corporate governance practices and the benefits and potential burdens of maintaining this capital structure. The Committee has also discussed this structure with the majority holder of our Class A stock. The board and/or the Corporate Governance and Compliance Committee will continue to engage the Class A holders on this topic and evaluate Regeneron’s corporate governance structure, policies, and practices.

5Sonnenfeld, Jeffrey and Tian, Steven. “Re-Thinking the Hostility Towards Dual-Class Share Structures: When Dual-Class Shares Work Better.” Harvard
Law School Forum on Corporate Governance, October 16, 2024 (referencing Yale Chief Executive Leadership Institute Study).

44	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Other Governance Policies
Code of Ethics
The board of directors has adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors. You can find this code on our website at www.regeneron.com under the “Governance” heading on the
“Investors & Media” page. We may satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or a waiver from, a provision of our code of business conduct and ethics that applies to our principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions, by posting such information on our website where it is accessible through the same link noted above.
Public Policy Engagement
We are committed to adhering to the highest ethical standards when engaging in any political activities. Reflecting this commitment, the board of directors (upon the recommendation of the Corporate Governance and Compliance Committee)
has adopted the Company’s Corporate Political Contributions Policy, a formal written policy that, together with our code of business conduct and ethics, sets forth our policies and procedures on political contributions and political activity. The policy is available on our website at www.regeneron.com under the “Transparency & Policies” heading on the
“Responsibility” page.
Stock Ownership Guidelines
We maintain robust stock ownership guidelines for our directors and senior executives, as shown below.

Non‑Employee Directors Must own* shares with a value at least 3x their annual retainers.	CEO and CSO Must own* shares with a value at least 6x their applicable base salaries.	Other Senior Executives Must own* shares with a value at least 2x their applicable base salaries.

*For purposes of our stock ownership guidelines, “owned” shares include shares of the Company’s Class A stock and common stock as well as shares subject to outstanding time-based restricted stock and time-based restricted stock unit awards. Shares subject to unexercised stock options or unvested performance-based restricted stock unit awards are not considered “owned” for purposes of these guidelines.
Insider Trading Policy
We maintain an insider trading policy that governs the purchase, sale, and/or other dispositions of our securities by
Regeneron as well as our directors, officers, employees, and certain other persons and entities as specified in the policy. The insider trading policy is designed to promote compliance with applicable insider trading laws, rules, and regulations, and the listing standards of the Nasdaq Stock Market LLC.
The insider trading policy can be found as an exhibit to our 2025 Annual Report.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	45

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

The Company

Executive Officers of the Company
Our leadership team possesses deep and diverse industry knowledge, a passion for science, and a shared commitment to help transform lives. All officers of the Company are appointed annually and serve at the pleasure of the board of directors. The names, positions, ages, and background of the Company’s executive officers as of April 14, 2026 are set forth below. There are no family relationships between any of our directors and executive officers. None of the corporations or other organizations referred to below with which an executive officer has previously been employed or otherwise associated is a parent, subsidiary, or affiliate of the Company.

Leonard S. Schleifer, M.D., Ph.D., 73, founded the Company in 1988 and has been a director and its President and Chief Executive Officer since its inception. Dr. Schleifer has served as co-Chair of the Board since 2023 and previously served as Chair of the Board from 1990 through 1994. Dr. Schleifer, together with Regeneron’s founding scientist,
Dr. Yancopoulos, built and has managed the Company over the past 38 years. Dr. Schleifer received his M.D. and Ph.D. in Pharmacology from the University of Virginia. Dr. Schleifer is a licensed physician and is certified in Neurology by the American Board of Psychiatry and Neurology.

George D. Yancopoulos, M.D., Ph.D., 66, joined Dr. Schleifer in 1989 as founding scientist of the Company, and together they built and have managed the Company since then.
Dr. Yancopoulos is currently President and Chief Scientific Officer, and has served as a director since 2001 and as co-Chair of the Board since 2023. He received his M.D. and Ph.D. from
Columbia University. Dr. Yancopoulos was the 11th most highly cited scientist in the world in the
1990s, and in 2004 he was elected to be a member of the National Academy of Sciences.
Dr. Yancopoulos, together with key members of his team, is a principal inventor and/or developer of the 13 FDA-approved drugs the Company has developed, EYLEA, EYLEA HD,
Dupixent, Libtayo, Praluent, Kevzara, Lynozyfic, Evkeeza, Inmazeb, Veopoz, Otarmeni,
ZALTRAP, and ARCALYST, as well as of its foundation technologies, including the TRAP technology, VelociGene®, and VelocImmune®.

Christopher Fenimore, 55, has been Executive Vice President, Finance and Chief
Financial Officer since January 2025. He previously served as Senior Vice President, Finance and Chief Financial Officer from February 2024 to December 2024; Senior Vice President,
Controller from January 2021 to February 2024; Vice President, Controller from March 2017 to
December 2020; Vice President, Deputy Controller from January 2017 to March 2017; and Vice
President, Financial Planning from January 2012 to December 2016. Prior to joining the
Company in 2003, he was Vice President, Finance for a biotechnology start-up and worked in other healthcare industry-focused venture capital and investment banking roles. Mr. Fenimore started his career as an auditor at KPMG and is a Certified Public Accountant in the State of
New York. Mr. Fenimore holds an M.A. in Biotechnology from Columbia University, an M.B.A.
in Professional Accounting from Rutgers Business School, and a B.A. in Economics from Rutgers University.

46	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Joseph J. LaRosa, 67, has been Executive Vice President, General Counsel and Secretary since January 2019. From September 2011 to December 2018, he served as Senior Vice
President, General Counsel and Secretary. Before joining Regeneron, Mr. LaRosa was Senior
Vice President, General Counsel, and Secretary at Nycomed US Inc. Mr. LaRosa’s prior experience includes working in a number of senior legal positions at Schering-Plough
Corporation from 1993 to 2009, where he was a corporate officer and served most recently as
Vice President, Legal Affairs, and a member of the Operations Management Team. Mr. LaRosa currently serves on the board of directors and executive committee of the Biotechnology
Innovation Organization (BIO). Mr. LaRosa received his J.D. from New York University School of Law.

Marion McCourt, 66, has been Executive Vice President, Commercial since January 2021.
She previously served as Senior Vice President, Commercial from February 2018 to December
2020. From April 2017 until joining the Company, Ms. McCourt served as the Principal
Operating Officer and the Chief Operating Officer and President of Axovant Sciences, Inc.
Ms. McCourt previously served as chief operating officer of Medivation, Inc. from February 2016 until its acquisition by Pfizer Inc. in September 2016. Previously, Ms. McCourt worked at
Amgen Inc., where she most recently served as a Vice President in U.S. Commercial
Operations from February 2014 to January 2016. From May 2013 to January 2014,
Ms. McCourt served as Vice President and General Manager at Amgen where she was responsible for the bone health and primary care business unit. From 2012 to 2013, she was
Chief Operating Officer for AstraZeneca U.S., a division of AstraZeneca plc. Her responsibilities included oversight and leadership of all U.S. commercial functions, including medical affairs, business development, finance, human resources, legal, operations, and corporate affairs.
During her 12-year tenure at AstraZeneca, Ms. McCourt was President and Chief Executive
Officer of AstraZeneca Canada Inc. from 2011 to 2012 and also held various other roles at
AstraZeneca Pharmaceuticals LP, a subsidiary of AstraZeneca plc. Ms. McCourt received her
B.S. in Biology from Lafayette College.

Andrew J. Murphy, Ph.D., 68, has been Executive Vice President, Co-Chief Scientific Officer since January 2026. He previously served as Executive Vice President, Research from
January 2019 to December 2025; Senior Vice President, Research, Regeneron Laboratories
from January 2013 to December 2018; Vice President, Target Discovery from May 2005 to
December 2012; Vice President, Gene Discovery and Bioinformatics from January 2001 to
May 2005; and Director of Genomics and Bioinformatics from May 1999 to December 2000.
Dr. Murphy is a co-inventor of several of the Company’s key technologies, including
VelociGene® and VelocImmune®, and continues to lead several technology centers and therapeutic focus areas. He received his B.S. in Molecular Biology at the University of
Wisconsin, and his Ph.D. in Human Genetics from Columbia University, College of Physicians and Surgeons.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	47

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Jason Pitofsky, 49, has been Senior Vice President, Controller since January 2026. He previously served as Vice President, Controller from February 2024 to December 2025; Vice
President, Accounting and Financial Reporting from January 2021 to February 2024; and
Executive Director, Accounting and Financial Reporting from January 2017 to December
2020. Between 2011 and 2017, Mr. Pitofsky held positions of increasing responsibility in the
Company’s accounting department. Prior to joining the Company in 2011, he was a Senior
Manager at PricewaterhouseCoopers LLP. Mr. Pitofsky holds a B.S. in Accounting from
Binghamton University and is a Certified Public Accountant in the State of New York.

Daniel P. Van Plew, 53, has been Executive Vice President and General Manager,
Industrial Operations and Product Supply since January 2016. From April 2008 to December
2015, Mr. Van Plew served as Senior Vice President and General Manager, Industrial
Operations and Product Supply. Prior to that date, he served as Vice President and General
Manager, Industrial Operations and Product Supply since joining the Company in 2007. From
2006 until 2007, Mr. Van Plew served as Executive Vice President, R&D and Technical
Operations of Crucell Holland B.V., a global biopharmaceutical company. Between 2004 and
2006, Mr. Van Plew held positions of increasing responsibility at Chiron Biopharmaceuticals, part of Chiron Corporation, a biotechnology company, most recently as Senior Director,
Vacaville Operations. From 1998 until 2004, Mr. Van Plew held various managerial positions in the health and life sciences practice at Accenture, Ltd., a management consulting business. Mr. Van Plew received his M.S. in Chemistry from The Pennsylvania State
University and his M.B.A. from Michigan State University.

48	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Corporate Responsibility
Regeneron’s mission is to use the power of science to repeatedly bring life-changing medicines to patients. We are committed to operating responsibly, communicating transparently about our impacts, and engaging stakeholders in our mission. We strive to “Do Well by Doing Good,” which guides our approach to corporate responsibility. We disclose detailed information about significant corporate responsibility matters in our annual responsibility reports.
Our board of directors and management team recognize the importance of corporate responsibility matters. The
Company’s policy is to take into consideration the long-term interests of the Company, its shareholders, and other stakeholders, including patients, employees, the healthcare community, regulators, collaborators, suppliers, and local communities. While the full board has retained oversight of the Company’s strategies and policies related to the
Company's culture, the board’s Corporate Governance and Compliance Committee has been delegated oversight of corporate responsibility as set forth in its charter. Under our Corporate Governance Guidelines, the Corporate Governance
and Compliance Committee is responsible for overseeing and conducting a periodic review of the Company's corporate responsibility matters and key initiatives, including those expected to have a significant impact on the Company’s ability to deliver sustained growth. Management, who is responsible for formulating and implementing such initiatives and matters, has established for these purposes a Responsibility Committee comprised of cross-functional business leaders that meets regularly to oversee and guide Regeneron’s corporate responsibility strategy, performance, and engagement.
2025 Highlights
In 2025, we celebrated the culmination of an ambitious five-year journey that began with the 2020 launch of our inaugural global responsibility goals. We are proud of our performance against the 2025 goals and, as discussed below, have recently embarked on the next stage of our responsibility journey with the launch of a new strategy and 2030 goals. Select
2025 highlights are listed below, and a comprehensive discussion of our multi-year performance against the 2025 goals is included in our 2025 Responsibility Report.
•Ensured continued access to Inmazeb® (atoltivimab, maftivimab, and odesivimab-ebgn), an Ebola treatment, including through our 2025 donation of up to 500 doses to the World Health Organization for exclusive use by governments of low- and lower-middle income countries
•Provided science, engineering, technology, and math ("STEM") experiences to over 4 million students in the last five years, surpassing our 2025 goal of 2.5 million students
•Continued title sponsorship of the Regeneron Science Talent Search ("STS"), the oldest and most prestigious high school science and mathematics competition in the United States, and the Regeneron International Science and
Engineering Fair ("ISEF"), the world's largest global science competition for high school students
•Drove employee volunteer levels above national standards with over 7,600 employees volunteering nearly 42,000 hours in 2025, including approximately 47% of our employees who volunteered nearly 28,700 hours to approximately
230 nonprofits during our Day for Doing Good
•Matched approximately $2.4 million in employee charitable contributions through our Matching Gift Program in 2025, supporting nearly 2,500 charities
Our responsibility efforts and successes in 2025 also garnered several recognitions, as listed below.
•Ranked in the top 10% of our industry in three leading ESG ratings – S&P Global, Sustainalytics, and ISS-ESG – as of year-end 2025
•Included in the Dow Jones Sustainability World Index and the Dow Jones Sustainability North America as of
year-end 2025
•Named to the Civic 50 most community-minded companies in the United States for the ninth consecutive year in 2025
2030 Goals
In 2026, we launched a new responsibility strategy rooted in our culture of ethics and integrity and designed to advance our mission to improve lives. Our 2030 goals translate our strategy into action, holding us accountable as we work to create a healthier world. For more information, please refer to the 2025 Responsibility Report available on our website, which aligns with the Sustainability Accounting Standards Board (“SASB”) and Task Force for Climate-related Financial
Disclosures (“TCFD”) frameworks as well as the Global Reporting Initiative Universal Standards.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	49

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Certain Relationships and Related Transactions
Review, Approval, or Ratification of Transactions with
Related Persons
The board of directors has adopted a written policy for the review, approval, or ratification of related person transactions.
The Company considers transactions (or a series of related transactions) in which the Company is a participant, the amount involved exceeds $10,000 in any calendar year, and a director, officer, holder of more than 5% of our voting securities, any immediate family member of any of the foregoing, or any related entity of any of the foregoing has a direct or indirect material interest to constitute related person transactions. The policy provides for a standing pre-approval of transactions with any passive institutional shareholder who holds more than 5% of our voting securities and transactions where all shareholders receive proportional benefits. With respect to any new transaction that is deemed pre-approved, the Audit Committee receives a summary of each such transaction and retains the ability to require that one or more of such transactions be subject to the standard approval procedures. The policy also requires that the arrangements relating to a permanent, full-time employment of an immediate family member of a director or executive officer hired by the
Company be approved in accordance with the policy. In addition, in the event a person is or becomes a director or executive officer of the Company and an immediate family member of such person is a permanent, full-time employee of the Company, no material, outside-of-the-ordinary-course-of-business change in the terms of employment, including compensation, is permitted to be made without the prior approval of the Audit Committee (except, if the immediate family member is himself or herself an executive officer of the Company, any proposed change in the terms of employment is reviewed and approved in the same manner as compensatory arrangements of other executive officers).
The board of directors has determined that the members of the Audit Committee are best suited to review and approve related person transactions. Accordingly, each related person transaction (other than a transaction that is deemed pre-approved as described above) must be reviewed and approved or ratified by the members of the Audit Committee, other than any member of the Audit Committee that has an interest in the transaction. Under the policy, the Chair of the
Audit Committee is delegated the authority to approve certain related person transactions that require urgent review and approval.
When reviewing, approving, or ratifying a related person transaction, the Audit Committee will consider several factors, including the benefits to the Company, the impact on a director’s independence in the event that a director or his/her immediate family is involved in the transaction, the terms of the transaction, and the terms available to unrelated third parties or to employees in general, if applicable. Related person transactions are approved only if the Audit Committee (or the Chair of the Audit Committee pursuant to delegated authority in the circumstances noted above) determines that they are in, or are not inconsistent with, the best interests of the Company and our shareholders.
Transactions with Related Persons
In 2025 and 2026 to date, the Company has conducted a pre-clinical research project at Dr. Schleifer’s request and has received or is expected to receive payments from a foundation established by Dr. Schleifer totaling approximately
$120,000, representing the estimated fully burdened cost of the project (including the allocable amounts of wages of
Company employees).
Indemnification of Directors and Officers
Our Certificate of Incorporation provides that, to the fullest extent permitted under the New York Business Corporation
Law, no director or officer of our Company shall be personally liable to the Company or its shareholders for monetary damages for any breach of fiduciary duty in such capacity. In addition, our By-Laws provide that we shall indemnify our directors and certain of our other personnel against expenses (including attorneys’ fees) and certain other liabilities, including judgments, fines, and amounts paid in settlement, arising out of or incurred as a result of legal actions brought or threatened against them by reason of their position in our Company, subject to certain qualifications and provided that each such person acted in good faith, in a manner that they reasonably believed was in the Company’s best interest, and, where applicable, not unlawful. Subject to the provisions of our Certificate of Incorporation, our By-Laws, and the New
York Business Corporation Law, we may also advance expenses of the individuals entitled to indemnification.

50	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Security Ownership of Certain Beneficial Owners
and Management
The following table sets forth, as of April 14, 2026, the number of shares of the Company’s Class A stock and common stock beneficially owned by each of the Company’s directors, each of the NEOs referred to below under “Compensation-
Related Matters—Compensation Discussion and Analysis,” all directors and executive officers as a group, and each other person or group of persons known by the Company to beneficially own more than 5% of the outstanding shares of Class A stock or common stock, based upon (unless indicated otherwise) information obtained from such persons, and the percentage that such shares represent of the number of outstanding shares of Class A stock and common stock, respectively.
The Class A stock is convertible on a share-for-share basis into common stock. The Class A stock is entitled to ten votes per share and the common stock is entitled to one vote per share. No new shares of Class A stock have been issued since our IPO in 1991. See “Corporate Governance—Capital Structure” for more information. We have determined beneficial ownership in accordance with the rules of the SEC. Except as otherwise indicated in the footnotes below, we believe, based on the information furnished or otherwise available to us, that the persons named in the table below have sole voting and investment power with respect to all shares of Class A stock and common stock shown as beneficially owned by them, subject to applicable community property laws. We have based our calculation of percentage of shares of a class beneficially owned on 1,817,146 shares of Class A stock and 103,021,886 shares of common stock outstanding as of April 14, 2026, except that for each person listed who beneficially owns Class A stock (and for directors and executive officers as a group), the number of shares of common stock beneficially owned by that person (and by directors and executive officers as a group) and the percentage ownership of common stock of such person assume the conversion on
April 14, 2026 of all shares of Class A stock listed as beneficially owned by such person (or persons in the case of directors and executive officers as a group) into common stock and also that no other shares of Class A stock beneficially owned by others are so converted.
In computing the number of shares of common stock beneficially owned by a person (and by directors and executive officers as a group) and the percentage ownership of common stock of such person (and by directors and executive officers as a group), shares of common stock subject to options, RSUs, or other convertible securities (if any) held by that person (and by directors and executive officers as a group) that are exercisable or releasable as of April 14, 2026 or are exercisable or releasable within sixty days after April 14, 2026 are deemed to be outstanding. Such shares are not deemed to be outstanding, however, for the purpose of computing the percentage ownership of common stock of any other person.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	51

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

	Shares of Class A Stock Beneficially Owned[1]			Shares of Common Stock Beneficially Owned[1]
Name and Address of Beneficial Owner	Number		Percent of Class	Number[2]		Percent of Class
Beneficial Owners of More than 5% of Class A Stock or Common Stock (Other than Directors and Executive Officers):
The Vanguard Group, Inc.[3] 100 Vanguard Blvd. Malvern, PA 19355	—		—	8,838,240		8.6%
BlackRock, Inc.[4] 55 East 52nd Street New York, New York 10055	—		—	8,629,707		8.4%
Capital World Investors[5] 333 South Hope Street Los Angeles, California 90071	—		—	5,194,729		5.0%
Directors and Named Executive Officers:[6]
Leonard S. Schleifer, M.D., Ph.D.	1,725,565	[7]	95.0%	2,910,233	[8]	2.8%
George D. Yancopoulos, M.D., Ph.D.	42,750	[9]	2.4%	1,665,283	[10]	1.6%
Bonnie L. Bassler, Ph.D.	—		—	17,912	[11]	[27]
Michael S. Brown, M.D.	—		—	19,137	[12]	[27]
N. Anthony Coles, M.D.	—		—	10,693	[13]	[27]
Christopher Fenimore	—		—	93,920	[14]	[27]
Joseph L. Goldstein, M.D.	—		—	12,975	[15]	[27]
Kathryn Guarini, Ph.D.	—		—	6,586	[16]	[27]
Joseph J. LaRosa	—		—	182,611	[17]	[27]
Andrew J. Murphy, Ph.D.	—		—	246,030	[18]	[27]
Christine A. Poon	—		—	41,225	[19]	[27]
Arthur F. Ryan	—		—	26,582	[20]	[27]
David P. Schenkein, M.D.	—		—	6,586	[21]	[27]
George L. Sing	—		—	69,163	[22]	[27]
Craig B. Thompson, M.D.	—		—	8,811	[23]	[27]
Daniel P. Van Plew	—		—	105,548	[24]	[27]
Huda Y. Zoghbi, M.D.	—		—	30,679	[25]	[27]
All Directors and Executive Officers as a Group (19 persons)	1,768,315		97.4%	5,540,864	[26]	5.2%
1The inclusion in this table of any Class A stock or common stock, as the case may be, deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.
2For each person listed who beneficially owns Class A stock (and for directors and executive officers as a group), the number of shares of common stock listed includes the number of shares of Class A stock listed as beneficially owned by such person (or persons in the case of directors and executive officers as a group).
3Based solely on an amendment to a Schedule 13G filed by The Vanguard Group, Inc. on February 13, 2024. According to this amendment, The Vanguard
Group, Inc. has shared voting power as to 132,744, sole dispositive power as to 8,390,875, and shared dispositive power as to 447,365 of the shares reported as beneficially owned. On March 27, 2026, The Vanguard Group, Inc. reported that due to an internal realignment, it no longer has, or is deemed to have, beneficial ownership over these shares, and that certain subsidiaries or business divisions that formerly had, or were deemed to have, beneficial ownership with The Vanguard Group, Inc. will report beneficial ownership separately (on a disaggregated basis) from The Vanguard Group, Inc.
4Based solely on an amendment to a Schedule 13G filed by BlackRock, Inc. on January 25, 2024. According to this amendment, BlackRock, Inc.
has sole voting power as to 7,824,297 of the shares reported as beneficially owned and sole dispositive power as to all of the shares reported as beneficially owned.
5Based solely on an amendment to a Schedule 13G filed by Capital World Investors on February 9, 2024. According to this amendment, Capital World
Investors, a division of Capital Research and Management Company, has sole voting power as to 5,176,828 of the shares reported as beneficially owned and dispositive power as to all of the shares reported as beneficially owned.
6The address for each director and executive officer is c/o Regeneron Pharmaceuticals, Inc., 777 Old Saw Mill River Road, Tarrytown,
New York 10591-6707.
7Includes 14,775 shares of Class A stock held in a trust for the benefit of Dr. Schleifer’s son, of which Dr. Schleifer is a trustee.

52	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

8Includes (i) 496,580 shares of common stock purchasable upon the exercise of options granted pursuant to the Regeneron Pharmaceuticals, Inc. 2014
Long-Term Incentive Plan, the Amended and Restated Regeneron Pharmaceuticals, Inc. 2014 Long-Term Incentive Plan, or the Second Amended and
Restated Regeneron Pharmaceuticals, Inc. 2014 Long-Term Incentive Plan (collectively, the “Long-Term Incentive Plans”) that are exercisable or become so within sixty days after April 14, 2026; (ii) 427,484 shares of common stock held in grantor retained annuity trusts of which Dr. Schleifer is the trustee;
(iii) 39,985 shares of common stock held in a trust for the benefit of Dr. Schleifer’s family members, of which Dr. Schleifer’s spouse is a trustee; (iv) 100 shares of common stock held in a charitable foundation of which Dr. Schleifer is a director and officer; and (v) 5,996 shares of common stock held in an account under the Company’s 401(k) Savings Plan.
9Of these shares, 23,367 shares are held in trust for the benefit of Dr. Yancopoulos’s children and certain other family members; Dr. Yancopoulos is a trustee of the trust. The remaining 19,383 shares are held in trusts for the benefit of Dr. Yancopoulos’s children, of which Dr. Yancopoulos is the trustee.
10Includes (i) 496,580 shares of common stock purchasable upon exercise of options granted pursuant to the Long-Term Incentive Plans that are exercisable or become so within sixty days after April 14, 2026; (ii) 5,970 shares of common stock held in an account under the Company’s 401(k)
Savings Plan; (iii) 310,460 shares of common stock held in a trust for the benefit of Dr. Yancopoulos’s children and certain other family members, of which
Dr. Yancopoulos is a trustee; (iv) 180,000 shares of common stock held in trusts for the benefit of Dr. Yancopoulos’s children; (v) 573,475 shares of common stock held in grantor retained annuity trusts of which Dr. Yancopoulos is the trustee; and (vi) 56,048 shares of common stock held by certain of
Dr. Yancopoulos’s children.
11Includes (i) 16,296 shares of common stock purchasable upon exercise of options granted pursuant to the Long-Term Incentive Plans that are exercisable or become so within sixty days after April 14, 2026; and (ii) 1,293 shares of common stock issuable upon settlement of RSUs that are releasable within sixty days after April 14, 2026 upon termination of service.
12Consists of (i) 6,359 shares of common stock purchasable upon exercise of options granted pursuant to the Long-Term Incentive Plans that are exercisable or become so within sixty days after April 14, 2026; (ii) 6,485 shares of common stock held in a trust of which Dr. Brown and his spouse are trustees for the benefit of Dr. Brown’s immediate family members; (iii) 5,000 shares of common stock held in a trust of which Dr. Brown’s spouse is trustee for the benefit of Dr. Brown’s immediate family members; and (iv) 1,293 shares of common stock issuable upon settlement of RSUs that are releasable within sixty days after April 14, 2026 upon termination of service. Dr. Brown disclaims beneficial ownership of the shares referenced in (iii).
13Includes (i) 9,066 shares of common stock purchasable upon exercise of options granted pursuant to the Long-Term Incentive Plans that are exercisable or become so within sixty days after April 14, 2026; and (ii) 1,293 shares of common stock issuable upon settlement of RSUs that are releasable within sixty days after April 16, 2024 upon termination of service.
14Includes (i) 72,123 shares of common stock purchasable upon exercise of options granted pursuant to the Long-Term Incentive Plans that are exercisable or become so within sixty days after April 14, 2026; (ii) 7,766 shares of restricted stock (“RSAs”); (iii) 1,550 shares of common stock held in an account under the Company’s 401(k) Savings Plan; (iv) 1,897 shares of common stock held in a trust of which Mr. Fenimore and his spouse are trustees for the benefit of Mr. Fenimore’s spouse; and (v) 50 shares of common stock held in trusts of which Mr. Fenimore’s spouse is the trustee for the benefit of
Mr. Fenimore’s children.
15Includes (i) 6,359 shares of common stock purchasable upon exercise of options granted pursuant to the Long-Term Incentive Plans that are exercisable or become so within sixty days after April 14, 2026; and (ii) 1,293 shares of common stock issuable upon settlement of RSUs that are releasable within sixty days after April 14, 2026 upon termination of service.
16Consists of (i) 6,070 shares of common stock purchasable upon exercise of options granted pursuant to the Long-Term Incentive Plans that are exercisable or become so within sixty days after April 14, 2026; and (ii) 516 shares of common stock issuable upon settlement of RSUs that are releasable within sixty days after April 14, 2026 upon termination of service.
17Includes (i) 140,296 shares of common stock purchasable upon exercise of options granted pursuant to the Long-Term Incentive Plans that are exercisable or become so within sixty days after April 14, 2026; (ii) 7,250 RSAs; (iii) 12,402 shares of common stock held in grantor retained annuity trusts of which Mr. LaRosa is the trustee; and (iv) 396 shares of common stock held in an account under the Company’s 401(k) Savings Plan.
18Includes (i) 193,817 shares of common stock purchasable upon exercise of options granted pursuant to the Long-Term Incentive Plans that are exercisable or become so within sixty days after April 14, 2026; (ii) 10,877 RSAs; and (iii) 4,380 shares of common stock held in an account under the
Company’s 401(k) Savings Plan.
19Includes (i) 36,093 shares of common stock purchasable upon exercise of options granted pursuant to the Long-Term Incentive Plans that are exercisable or become so within sixty days after April 14, 2026; and (ii) 1,293 shares of common stock issuable upon settlement of RSUs that are releasable within sixty days after April 14, 2026 upon termination of service.
20Includes (i) 9,066 shares of common stock purchasable upon exercise of options granted pursuant to the Long-Term Incentive Plans that are exercisable or become so within sixty days after April 14, 2026; and (ii) 1,293 shares of common stock issuable upon settlement of RSUs that are releasable within sixty days after April 14, 2026 upon termination of service.
21Consists of (i) 6,070 shares of common stock purchasable upon exercise of options granted pursuant to the Long-Term Incentive Plans that are exercisable or become so within sixty days after April 14, 2026; and (ii) 516 shares of common stock issuable upon settlement of RSUs that are releasable within sixty days after April 14, 2026 upon termination of service.
22Includes (i) 36,093 shares of common stock purchasable upon exercise of options granted pursuant to the Long-Term Incentive Plans that are exercisable or become so within sixty days after April 14, 2026; (ii) 750 shares of common stock held by Mr. Sing’s spouse; (iii) 400 shares of common stock held by
Mr. Sing’s spouse as custodian for the benefit of their son; (iv) 1,000 shares of common stock held in a trust for benefit of Mr. Sing’s son; and (v) 1,293 shares of common stock issuable upon settlement of RSUs that are releasable within sixty days after April 14, 2026 upon termination of service.
23Consists of (i) 8,123 shares of common stock purchasable upon exercise of options granted pursuant to the Long-Term Incentive Plans that are exercisable or become so within sixty days after April 14, 2026; and (ii) 688 shares of common stock issuable upon settlement of RSUs that are releasable within sixty days after April 14, 2026 upon termination of service.
24Includes (i) 70,368 shares of common stock purchasable upon exercise of options granted pursuant to the Long-Term Incentive Plans that are exercisable or become so within sixty days after April 14, 2026; (ii) 10,712 RSAs; (iii) 12,376 shares of common stock held in a grantor retained annuity trust of which
Mr. Van Plew is the trustee; and (iv) 1,131 shares of common stock held in an account under the Company’s 401(k) Savings Plan.
25Consists of (i) 29,063 shares of common stock purchasable upon exercise of options granted pursuant to the Long-Term Incentive Plans that are exercisable or become so within sixty days after April 14, 2026; and (ii) 1,616 shares of common stock issuable upon settlement of RSUs that are releasable within sixty days after April 14, 2026 upon termination of service.
26Includes (i) 1,706,283 shares of common stock purchasable upon exercise of options granted pursuant to the Long-Term Incentive Plans that are exercisable or become so within sixty days after April 14, 2026; (ii) 48,001 RSAs; (iii) 12,387 shares of common stock issuable upon settlement of RSUs that are releasable within sixty days after April 14, 2026; and (iv) 19,652 shares of common stock held in an account under the Company’s 401(k)
Savings Plan.
27Represents less than 1%.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	53

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Audit Matters
Introduction
The Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. PricewaterhouseCoopers LLP (or its predecessor) has audited the Company’s financial statements for the past 37 years. The Audit Committee believes that the continued
engagement of one independent registered public accounting firm contributes to higher quality audit work and greater operational efficiencies by leveraging PricewaterhouseCoopers LLP’s deep institutional knowledge of our operations and business, accounting policies and practices, and internal controls. SEC rules and PricewaterhouseCoopers LLP policies require the lead audit partner to be rotated at least every five years. The Audit Committee and its Chair are involved in the selection of PricewaterhouseCoopers LLP’s lead audit partner pursuant to this rotation. A new lead audit partner was selected beginning with the fiscal year 2022 audit.
The Audit Committee and the board of directors believe that the continued retention of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.
The board of directors has directed that the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026 be submitted for ratification by the shareholders at the 2026 Annual
Meeting. Shareholder ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026 is not required by the Company’s charter documents or otherwise, but is being pursued as a matter of good corporate practice. If shareholders do not ratify the appointment of
PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2026, the board of directors will consider the matter at its next meeting. Even if the selection is ratified, the Audit Committee may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.
PricewaterhouseCoopers LLP has advised the Company that it will have in attendance at the 2026 Annual Meeting a representative who will be afforded an opportunity to make a statement, if such representative desires to do so, and will respond to appropriate questions presented at the 2026 Annual Meeting.

54	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Information about Fees Paid to Independent Registered
Public Accounting Firm
Aggregate fees incurred related to services provided to the Company by PricewaterhouseCoopers LLP for the years ended December 31, 2025 and 2024 were:

	2025 ($)	2024 ($)
Audit Fees	4,667,753	4,103,062
Audit-Related Fees	—	15,000
Tax Fees	—	—
All Other Fees	101,677	19,670
Total Fees	4,769,430	4,137,732
Audit Fees. Audit fees in 2025 and 2024 were primarily for professional services rendered for the audit of the Company’s financial statements for the fiscal year, including attestation services required under Section 404 of the Sarbanes-Oxley
Act of 2002, technical accounting consultations related to the annual audit, reviews of the Company’s quarterly financial statements included in its Form 10-Q filings, and statutory audits of certain of the Company’s foreign subsidiaries.
Audit-Related Fees. Audit-related fees in 2024 were for services related to the filing of a registration statement on
Form S-3.
Tax Fees. The Company did not incur any tax fees in 2025 or 2024.
All Other Fees. All other fees in 2025 and 2024 were for annual subscriptions to accounting and other resources and, in
2025, also for services related to a readiness assessment in connection with sustainability reporting.
The Audit Committee has adopted a policy regarding the pre-approval of audit and permitted non-audit services to be performed by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP. The Audit
Committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services by
PricewaterhouseCoopers LLP. The Audit Committee did not utilize the de minimis exception to the pre-approval requirements to approve any services provided by PricewaterhouseCoopers LLP during fiscal 2025 or 2024.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	55

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Audit Committee Report
We have reviewed the audited financial statements of the Company for the year ended December 31, 2025, which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and met with both management and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, to discuss those financial statements. The Audit Committee has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting
Oversight Board (the “PCAOB”) and the Securities and Exchange Commission. The Audit Committee also discussed with the independent registered public accounting firm their independence relative to the Company and received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the PCAOB.
Based on the foregoing discussions and review, the Audit Committee recommended to the board of directors that the audited financial statements of the Company for the year ended December 31, 2025 be included in the Company’s Annual
Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the Securities and Exchange
Commission.
We have appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. This appointment was based on a variety of factors, including
PricewaterhouseCoopers LLP’s competence in the fields of accounting and auditing.

The Audit Committee George L. Sing, Chair N. Anthony Coles, M.D. Kathryn Guarini, Ph.D. Arthur F. Ryan

Proposal No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm

The board of directors recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers
LLP as the Company’s independent registered public accounting firm for the fiscal year ending
December 31, 2026.

56	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Compensation-Related Matters
Compensation Discussion and Analysis
The following Compensation Discussion and Analysis (“CD&A”) describes the philosophy, objectives, and structure of our
2025 executive compensation program.1
Our Named Executive Officers
Our “Named Executive Officers” or “NEOs” for 2025 are identified below. The NEOs were determined in accordance with
SEC rules, with the exception of Dr. Yancopoulos. Dr. Yancopoulos has been included as an NEO voluntarily in light of his role at Regeneron and historical inclusion as an NEO in our proxy statements.

Leonard S. Schleifer, M.D., Ph.D. Board co-Chair, President and Chief Executive Officer	George D. Yancopoulos, M.D., Ph.D. Board co-Chair, President and Chief Scientific Officer	Andrew J. Murphy, Ph.D. Executive Vice President, Co-Chief Scientific Officer

Christopher Fenimore Executive Vice President, Finance and Chief Financial Officer	Daniel P. Van Plew Executive Vice President and General Manager, Industrial Operations and Product Supply	Joseph J. LaRosa Executive Vice President, General Counsel and Secretary

1In this section, “we,” “us,” and “our” refer to the Company and, where applicable, to the Compensation Committee of the Company’s board of directors.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	57

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Executive Summary
Introduction to Our Compensation Program
The starting premise for compensation at Regeneron is that our compensation practices must be “fit for purpose” and reinforce the long-term outlook necessary to fulfill the Company’s mission – to turn rigorous scientific research into groundbreaking medicines. This mission is the ultimate driver of sustainable, long-term value creation for our shareholders. Regeneron’s pay philosophy has been designed to incentivize our employees to pursue this mission and to nurture the Company’s distinct culture. While we are committed to our long-standing compensation philosophy, we also actively seek the views of our shareholders on compensation matters. Therefore, Regeneron’s compensation program discussed in this CD&A is both the product of our pay philosophy and a reflection of compensation feedback from our shareholders. Since our company became public in 1991 through the end of 2025, Regeneron delivered an aggregate total shareholder return (“TSR”) of nearly 3,600%, outperforming the S&P 500 over this period. We believe this long-term performance demonstrates the effectiveness of our approach to incentivizing our employees and aligning their interests with those of our shareholders.

Company Culture
•Relentless focus on long‑term growth through
internal innovation
•Single‑minded purpose to accelerate discovery
and development of innovative medicines
•Substantial and patient capital investment
•Remarkable consistency of leadership
•Loyal and motivated employees with the drive of
an entrepreneur and the mind of a scientist

Effective Compensation Structure

Pay Philosophy
•Reinforce a culture where employees are
empowered to pursue fulfilling careers while
focusing on the Company’s mission
•Reward long‑term, sustainable performance
•Encourage experimentation, innovation, and
long‑term thinking within an appropriate
governance framework
•Align all employees’ interests with our long‑term
success by deploying exceptionally broad-based
equity program

Shareholder Engagement & Feedback
•Seek and carefully consider the views of our
shareholders
•Foster long‑term relationships and trust with
our shareholders
•Strengthen the alignment of our executive
compensation program with investor perspectives
and interests without disrupting the unique and
effective relationship between the program and our
company culture and pay philosophy

Talented, Engaged, and Loyal
Workforce
•Over 1,800 full-time employees
with a Ph.D. and/or M.D.
•81% of our employees
view Regeneron as a great
place to work based on a
2025 internal survey
•Industry‑leading 93% retention
rate in 2025²

Sustained Pipeline Success •13 FDA‑approved products since inception, all internally developed •4 current blockbuster products •Nearly 50 product candidates in clinical development

Shareholder Value Creation

•~3,600% TSR since becoming a
public company (1991‑2025)
•60% TSR over the last five years
(2020‑2025)
•$3.8 billion of capital returned
to shareholders in 2025
through share repurchase
and dividend programs

2Based on Regeneron’s turnover rate compared to the industry average. In 2025, our turnover rate was 7.4% compared to an industry average of 20.2%.
Industry average is based on data of U.S. life sciences companies reported in Aon’s 2025 Salary Increase and Turnover Study.

58	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

What’s New
2025 Business Developments
In 2025, we had many notable scientific, financial, and operational achievements and also faced several significant challenges. We highlight key 2025 accomplishments and challenges below and provide a comprehensive overview of our
2025 performance, as well as the Compensation Committee’s assessment of this performance, in the subsection
“Components of Executive Pay: What We Pay and Why We Pay It—Annual Cash Incentives.”

Regulatory Actions
EYLEA HD:
  Obtained FDA approval for the treatment of macular edema
following retinal vein occlusion (“RVO”) and a positive opinion by the European Medicines Agency for the same indication
  Obtained FDA approval for every 4-week dosing regimen for
approved indications
  Obtained European Commission (“EC”) approval for extended
dosing intervals in wet age‑related macular degeneration
(“wAMD”) and diabetic macular edema (“DME”)
  Received Complete Response Letters (“CRLs”) from FDA for
supplemental Biologics License Application (“sBLA”) for addition of extended dosing intervals and for regulatory application for pre-filled syringe*
Dupixent:
  Obtained FDA and EC approvals for the treatment of chronic spontaneous urticaria (“CSU”) in adults and adolescents
  Obtained FDA approval for the treatment of bullous pemphigoid
  Obtained approvals by Japan’s Ministry of Health, Labour and
Welfare (“MHLW”) for the treatment of asthma in pediatrics and the treatment of chronic obstructive pulmonary disease (“COPD”)
Oncology & Hematology:
  Obtained FDA and EC approvals for Libtayo in adjuvant
cutaneous squamous cell carcinoma (“CSCC”)
  Obtained FDA and EC approvals for Lynozyfic® (linvoseltamab)
in relapsed/refractory (“R/R”) multiple myeloma
  Received CRL from FDA for OrdsponoTM (odronextamab)
Biologics License Application (“BLA”) for R/R follicular
lymphoma*

Clinical and Significant Pipeline Developments
EYLEA HD:
  Presented positive three‑year data from extension study of
Phase 3 wAMD trial
Immunology & Inflammation:
  Reported that Phase 3 trial of Dupixent in allergic fungal rhinosinusitis (“AFRS”) met its primary and key secondary
endpoints
  Reported that Phase 3 trial of cemdisiran (siRNA therapeutic targeting C5) in generalized myasthenia gravis met its primary and key secondary endpoints
  Reported that one of two Phase 3 trials evaluating itepekimab
(IL-33 antibody) in adults who were former smokers with
inadequately controlled COPD did not meet its primary endpoint
  Reported that Phase 3 trials evaluating REGN5713-5715 (multi-
antibody therapy to Bet v 1) and REGN1908-1909 (multi-
antibody therapy to Fel d 1) for birch allergy and cat allergy, respectively, met their primary and key secondary endpoints
Neurology & Rare Diseases:
  Reported that Phase 3 trial of garetosmab (antibody to Activin A)
in fibrodysplasia ossificans progressiva (“FOP”) met its primary endpoint; submitted a BLA to the FDA and a regulatory
application in the EU for this indication
  Reported updated data from pivotal trial of DB-OTO (AAV-based gene therapy) for profound genetic hearing loss; submitted BLA to the FDA for this indication, for which the FDA granted a
Commissioner’s National Priority Voucher

Commercial and Operational Execution
EYLEA HD:
  Increased full‑year 2025 U.S. net product sales 36% to
$1.64 billion
Dupixent:
  Increased full‑year 2025 global net product sales (recorded by our collaborator Sanofi) 26% to $17.81 billion versus 2024
  Recognized as the “Best Biotechnology Product” of 2025 by the
Galien Foundation
Libtayo:
  Increased full‑year 2025 global net product sales 19% to $1.45 billion versus 2024
Other Operational Achievements:
  Expanded U.S. manufacturing capabilities internally and in partnership with Fujifilm Diosynth Biotechnologies; made
progress toward reducing reliance on third-party manufacturing fillers by advancing process validation of the Company’s first fill/
finish facility located in Rensselaer, New York
  Announced donation of Inmazeb® (atoltivimab, maftivimab, and odesivimab-ebgn), an Ebola treatment, to the World Health
Organization for exclusive use by governments of low- and
lower-middle income countries

Financial Execution and Talent Management
Financial Results:
  Grew full‑year 2025 revenues 1% to $14.34 billion versus 2024
  Achieved GAAP and non‑GAAP diluted net income per share,
or EPS, of $41.48 and $44.31,** respectively
Capital Allocation:
  Invested $5.9 billion in research and development (“R&D”);
deployed nearly $900 million in capital expenditures primarily to expand our U.S.-based research and manufacturing facilities
  Invested in significant business development opportunities, including the in-licensing of a late-stage GLP-1/GIP agonist
  Repurchased $3.5 billion of common stock
  Initiated first-ever quarterly cash dividend program
Talent Management:
  Achieved industry-leading retention rate of nearly 93% in 2025
  Received positive employee feedback, with 81% of employees indicating in a company‑wide survey that Regeneron is a great place to work
  For the 15th year in a row, placed in the top five in Science magazine’s annual “Top Employers Survey” of the global
biotechnology and pharmaceutical industry

*The CRLs for the EYLEA HD pre-filled syringe regulatory application and the Ordspono BLA cited unresolved inspection findings at a third-party manufacturer responsible for filling drug product. In April 2026, the FDA approved the extension of dosing intervals for EYLEA HD up to every 20 weeks for wAMD and DME.
**Non-GAAP net income and non-GAAP net income per share, or EPS, are not measures calculated in accordance with GAAP. See Appendix A for a definition of these measures and a reconciliation of each of these measures to the most directly comparable GAAP financial measure.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	59

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

2025 Compensation Program
We remained committed to our compensation philosophy and compensation program, the most important objective of which is to support the long-term success of Regeneron. As a result, there were no fundamental changes to the way we compensated our NEOs in 2025 compared to the prior year.
Key compensation decisions and compensation-related outcomes in 2025 are highlighted below.

Modest Increases to Cash Compensation

Annual Cash Incentives
•Based on 2025 achievements, Company performance multiplier set at 1.55 for 2025 annual cash incentive awards—up slightly from 1.50 for 2024 but below trailing 10-year average of 1.83
–Upward adjustments for “transformational” achievements related to the U.S. approval and launch of Libtayo for the treatment of adjuvant CSCC, the strength of Libtayo in ongoing clinical trials in adjuvant settings, and the potentially transformational impact of Regeneron’s C5 program for the treatment of myasthenia gravis
–Downward adjustments for underperformance related to ongoing challenges with third-party manufacturing fillers and the results of a second Phase 3 trial for itepekimab that did not meet its primary endpoint[3]
•Each NEO’s cash incentive target as a percentage of base salary remained the same for the last three years with the exception of Mr. Fenimore, our Chief Financial Officer (“CFO”), in light of his 2025 promotion to
Executive Vice President
Base Salaries
•Merit base salary increases for each NEO of 2.5% for 2026, consistent with merit increases for other officers and below merit increases for other employees; additional 7.8% base salary adjustment for our CFO to enhance market competitiveness

No CEO/CSO Year-End Equity Awards; Generally Flat Year-End Equity Awards for Other NEOs

•No equity awards to CEO or CSO in 2025 as the Committee continued to actively discuss and consider a potential new CEO/CSO equity program design
•Other NEO 2025 year-end equity awards with values equal to corresponding 2024 year-end awards; 2025 year-end CFO equity award value increased 10% to enhance market competitiveness and to reflect expected future contributions to corporate performance[4]

Record-Low Burn Rate

•Burn rate of 2.00% in 2025, a record-low for the Company despite maintaining one of the broadest equity programs among our peers and increasing the number of our employees year-over-year

The Compensation Committee’s year-end decisions in 2025 reflected pay-for performance principles while also staying true to a pay philosophy designed to support the long-term success of Regeneron.

3See “Components of Executive Pay: What We Pay and Why We Pay It—Annual Cash Incentives” for more information on the Committee’s process in setting the Company performance multiplier for 2025.
4See “Components of Executive Pay: What We Pay and Why We Pay It—Annual Equity Awards” for more information on these 2025 equity awards.

60	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

2025 Shareholder Engagement and Feedback

51% contacted

42% engaged
2025 Say-on-Pay Vote
•2025 say-on-pay proposal received the support of
93% of votes cast
•Fourth consecutive year of ~90% support
2025 Engagement
•Invited engagement with shareholders collectively
representing 51% of our public shares5
•Engaged in direct one-on-one discussions with
shareholders representing 42% of our public shares

What We Heard	How We Responded

•Positive feedback on several aspects of
Regeneron’s executive pay program
•Increased focus on equity compensation design
planning for CEO and CSO in light of their eligibility
for new awards commencing in December 2025;
several inquiries regarding any “lessons learned”
from the experience with the 2020 PSU awards
•Strong support for Regeneron’s broad-based equity
program; broad utilization seen as a mitigating
factor for burn rate that in certain years may be
higher compared to the burn rates reported by
many similarly sized companies
•Positive feedback on redesigned and revised CD&A
in last year’s proxy statement

•No material changes to the executive compensation
program in 2025 in light of the program’s continued
alignment with business strategy and overall
support from our shareholders evidenced by the
2025 say-on-pay vote results
•2025 feedback thoroughly discussed by the
Compensation Committee and considered for pay
decisions and equity compensation design for future
years, including for the CEO/CSO equity program[6]
•Further streamlined CD&A in this proxy statement to
respond to demand for simpler, more
straightforward disclosure

5The term “public shares” refers to the shares of our common stock outstanding as of December 31, 2025, excluding shares held by our directors and executive officers.
6See the subsection “Compensation Discussion and Analysis—Compensation Processes—Shareholder Input and Outreach and the 2025 Say-on-Pay
Vote Result” for a more detailed discussion of our shareholder engagement program as well as a summary of recent actions taken in response to shareholder feedback.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	61

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Compensation Program Overview
Compensation Program Objectives and Principles
Regeneron’s executive compensation program is designed to pay for performance, drive the creation of long-term, sustainable shareholder value, deliver compensation that is competitively positioned amongst Regeneron’s peers, encourage a shareholder mindset, and align with the pursuit and achievement of both our short-term and long-term strategic goals. Managing our business for the long term is core to our culture, as demonstrated by our history of growing through innovation and through a pipeline of internally developed medicines. A key objective of the pay program at
Regeneron is to attract and retain talented leaders who can innovate and execute effectively. The compensation program must further support the board’s and management’s broader objectives, such as those relating to research and product development; access to our medicines; quality and compliance; and human capital management.
We strive to achieve these objectives by following the core principles of compensation design set out below:

Drive innovation through ownership culture
Our objective is to create and reinforce a culture where
employees think and act like owners, are empowered to
pursue fulfilling careers, and focus on our mission of drug
discovery and development. We believe a broad-based
equity program that incentivizes long-term performance and
promotes employee retention is a key ingredient in achieving this culture of ownership and innovation. Every one of the
more than 15,000 Regeneron full-time employees has an
ownership interest in Regeneron.

Prioritize design simplicity and
long-term orientation
Tying compensation to long-term, Company-wide success
and straightforward Company goals has enabled us to
encourage decision-making that we believe is consistent
with the long-term sustainability of our Company and our
reputation. Our objective is to remain nimble, to encourage
evolutionary ideas when strategies need to change, and to
have the ability to pivot quickly if needed, without being
hindered by overly complex compensation structures.

Provide at-risk, equity-based pay to all employees
A key part of our pay philosophy since our inception has
been to award equity-based pay to all employees, not just
senior executives, to ensure that when we deliver for
patients and for shareholders, everyone shares in our
success. In line with this goal, approximately 90% of the
employee equity grants in each of the last five years were
awarded to our employees other than our NEOs. We
believe this approach represents one of our competitive
advantages and has resulted in an engaged workforce and
high retention rates.

Align with shareholder interests
Our objective has always been to ensure close alignment
with shareholder interests. All of the direct pay[7] of our CEO and CSO, except for base salaries, depends on
performance and is “at-risk.” More broadly, the long-term
nature of our equity program is consistent with the drug
discovery and development cycle, and, therefore, helps
drive the creation of long-term shareholder value. Further
information about pay-versus-performance alignment is
provided in the subsection “Compensation Dashboard—
Additional Compensation Information —Pay
Versus Performance.”

7We define “direct pay” or “direct compensation” as total compensation as reported in the Summary Compensation Table in the applicable proxy statement, other than the amounts reported as “All other compensation” and (if applicable) amounts reported under “Change in pension value and nonqualified deferred compensation earnings.”

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Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

How Our Compensation Program Works
To create an effective executive compensation structure, the Compensation Committee relied on the following elements of direct pay for our NEOs in 2025.

	Element	Performance Period	Objective/Link to Shareholder Value	How We Determine Amount
FIXED	Base Salaries	Ongoing	Attract and retain top talent	Scope of responsibilities, experience, annual performance, significance of the role, and market competitiveness

VARIABLE	Cash Incentives	Annual	Motivate and reward our executives for short-term achievements and milestones towards long-term achievements	Corporate performance (CEO and CSO); corporate performance and individual contributions to such performance (other NEOs)

Equity Awards*
	•Stock Options (60% of value awarded)	Four-year vesting schedule (25% per year); 10-year term	Motivate and reward our executives for long-term achievements and shareholder value creation	Past and expected future individual contributions to corporate performance, retention considerations, market data, and historical grant amounts

	•RSAs •(40% of value awarded)	Four-year vesting schedule (50% every two years)	Reinforce long-term focus, reward high performance, and promote long-term retention

*Drs. Schleifer and Yancopoulos did not receive any equity awards in 2025 as the Committee continued to actively discuss and consider a potential new
CEO/CSO equity program design.
Our executive compensation structure emphasizes at-risk, performance-based pay, with increased performance accountability as responsibility increases. In the case of our CEO and CSO, all of their direct pay, except for base salaries, depends on performance and is “at-risk.” We also emphasize at-risk pay for our other NEOs, with stock options (which are inherently performance-based) continuing to represent 60% of the grant date fair value of their annual equity awards in 2025.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	63

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Key Compensation Program Governance Features
The Compensation Committee oversees the executive compensation program with the support of an independent compensation consultant and management. Our compensation program demonstrates strong governance, minimizing inappropriate risk-taking behavior while protecting shareholder rights and interests. The following is a summary of
Regeneron’s key executive compensation best practices and policies.

What We Do
  Align pay with performance
•All CEO and CSO direct pay is
performance-based and “at-risk” (except
for base salaries)
  Align management and
shareholder interests
•Equity compensation is a key component
of our compensation program
•Designed for long-term alignment:
•Stock options vest over four years with a
ten-year term and only deliver value if
Regeneron achieves stock price
appreciation after grant
•RSAs vest over four years
•2020 CEO/CSO PSUs have an eight-
year life consisting of five-year
performance and vesting periods
(December 2020 to December 2025)
and a three-year post-vesting
holding period (January 2026 to
December 2028)
  Maintain robust stock ownership
guidelines
•CEO and CSO: Shares with a value at
least 6x base salary
•Other NEOs: Shares with a value at least
2x base salary
•See “Corporate Governance—Certain
Governance Policies—Stock Ownership
Guidelines” for more information
  Hold annual say-on-pay votes
•Say-on-pay votes held annually in
recognition of shareholder feedback
and preference

  Align our compensation philosophy and
program design with our culture and
business strategy
•Long-term oriented
•Focused on product pipeline
•Employee/shareholder mindset
  Maintain a strong recoupment
(clawback) policy
•Primary policy applies to bonus and other
incentive compensation of our officers and
certain other specified employees,
regardless of whether paid or payable in
cash, equity, or otherwise and regardless of
whether earned or vested
•Primary policy supplemented to provide for
recovery of incentive-based compensation
of specified officers in the event an
accounting restatement renders such
compensation erroneously received
  Retain an independent compensation
consultant
•Independent compensation consultant
provides advice directly to the
Compensation Committee on all key
compensation decisions, as well as
recommendations for compensation plans,
budgets, and strategies
  Actively and regularly engage with
shareholders on executive
compensation matters
•Robust engagement program in the
last 10+ years
•In 2025, reached out to shareholders
collectively representing 51% of public
shares and held one-on-one discussions
with shareholders representing 42% of
public shares

What We Don’t Do	Reprice, exchange, or “spring-load” stock options Provide excessive perquisites without a compelling business rationale	Provide excise tax gross-ups in any new compensation plans or arrangements Allow hedging or pledging of securities

64	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Components of Executive Pay: What We Pay and Why We Pay It
Base Salaries
We provide competitive base salaries for our NEOs to ensure we attract and retain talented leaders. The base salary component of NEO pay represents the only fixed component of their direct pay and generally comprises a steadily smaller percentage of overall compensation as the executive’s level of responsibility rises.
We consider factors such as the executive’s scope of responsibilities, significance of the role, experience, and annual performance when setting base salaries. We also consider base salaries of comparable positions among our peers and in the broader biopharmaceutical industry. See the subsections “Compensation Processes—Independent Compensation
Consultant” and “Compensation Processes—Peer and Other Market Data” for further information regarding the role of the
Compensation Committee’s independent compensation consultant and our use of Peer Group and other market data for purposes of setting compensation of our NEOs.
2025 – 2026 Base Salaries

Named Executive Officer	2025 Base Salary ($)	2026 Base Salary ($)	2026 vs. 2025 Change (%)
Leonard S. Schleifer, M.D., Ph.D.	1,979,922	2,029,420	2.5	[1]
George D. Yancopoulos, M.D., Ph.D.	1,979,922	2,029,420	2.5	[1]
Christopher Fenimore	725,000	800,000	10.3	[2]
Daniel P. Van Plew	983,382	1,007,967	2.5	[1]
Andrew J. Murphy, Ph.D.	819,672	840,164	2.5	[1]
Joseph J. LaRosa	916,062	938,964	2.5	[1]
1Reflects a 2.5% merit increase consistent with the Company’s salary budget for officers and below the merit increase for other employees.
2Reflects (i) a 2.5% merit increase consistent with the Company’s salary budget for officers and (ii) a base salary adjustment of $56,875 (or 7.8%) to enhance competitiveness and alignment with relevant market metrics.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	65

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Annual Cash Incentives
Our NEOs are eligible for cash incentives based on annual performance. We use these annual incentive opportunities to reward short-term achievements and milestones towards our long-term goals.
We focus on Regeneron’s overall corporate performance to determine the cash incentive payouts of our CEO and our
CSO. Our other NEOs’ cash incentive payouts are assessed on both our overall corporate performance and on their individual contributions. As shown in the table below, the annual cash incentive opportunity for each NEO in 2025 was a function of the NEO’s cash incentive target (as a percentage of base salary); the weight and multiplier for the corporate performance component; and, if applicable, the weight and multiplier for the individual performance component. Each
NEO’s cash incentive target as a percentage of base salary has remained the same for the last three years with the exception of Mr. Fenimore in light of his promotion to Executive Vice President effective January 1, 2025.
How We Calculate Our Cash Incentive Awards

	Cash Incentive Target	Performance Weight (multiplier range)	Potential Award Range

CEO/CSO:	120% of Base Salary	100% Corporate (0 - 2.0x*)	0 - 200% of Target

60% Corporate (0 - 2.0x*)
Other NEOs:			0 - 180% of Target

65% of Base Salary

40% Individual (0 - 1.5x*)

*Reflects the historical range used by the Compensation Committee. In extraordinary cases, the Committee may exceed this range. The range for the corporate performance multiplier shown above has been exceeded only once in the last decade.
Using this formula, annual cash incentives are typically capped at 200% of target for our CEO and CSO and 180%
of target for our other NEOs. In addition, annual cash incentives for each NEO and certain other senior executives are capped at the amounts previously allocated to such executives by the Compensation Committee when setting up the cash incentive pool under the Cash Incentive Bonus Plan toward the beginning of every calendar year. See “Compensation
Dashboard—Additional Compensation Information—Annual Cash Incentives.”
Corporate Performance
The Compensation Committee utilizes an in-depth process to review the Company’s performance every year, culminating in the Committee’s determination of the Company performance multiplier for annual cash incentives awarded at year-end.
This process (previously enhanced in response to shareholder feedback to provide more rigor to the Committee’s decision-making process and to foster consistency in its decisions year to year) is detailed below.

1 Identify Milestone Goals at beginning of year, focused on product pipeline and development	2 Provide Progress Updates Throughout the Year at regularly scheduled meetings of the board of directors	3 Deliver Final Presentation on Performance including a scorecard on select milestone goals and review of performance across the organization	4 Conduct Assessment resulting in the Committee’s determination of Company performance multiplier for year

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Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Pre-Set Performance Milestones
At the beginning of each year, management identifies a targeted selection of potential milestones for the upcoming year that, if achieved, would likely have a substantial impact on the short-, medium-, and/or long-term success of the Company.
These milestones are generally focused on our product pipeline and development in recognition of the importance of innovation as a key component of the Company’s business strategy and valuation, as well as the critical role of the development pipeline in the Company’s long-term success. Throughout the year, the board of directors is apprised of key developments related to these milestones. At the end of the year, the Committee receives a final presentation on
Company performance for the year, which includes a discussion of whether and to what extent the select milestones have been achieved in the given year as well as a more detailed overview of achievements and developments across the organization. This presentation is accompanied by management’s assessment of Company performance for the year. The
Committee then conducts its own assessment of the Company’s performance and determines the Company performance multiplier for the year.
Initial Assessment – Review of Performance Across Organization
The Committee begins its assessment with a review of performance across the entire organization to establish a baseline for the Company performance multiplier, taking into account the Company milestones for the year in review.
As part of the baseline assessment, the Committee also considers additional performance factors in the following three categories: (i) product pipeline and development (primary factors); (ii) finance and operations (secondary factors); and
(iii) talent, culture, and corporate responsibility (secondary factors) (see the subsection “Compensation Dashboard—
Additional Compensation Information—Annual Cash Incentives” for additional information regarding the types of additional performance factors considered). This process is designed to ensure that the Committee’s initial assessment encompasses not only the Company’s progress toward the milestone goals set at the beginning of the year but also other relevant factors and new developments (both positive and negative), including their impact on the milestone goals. In the
Committee’s view, this approach is appropriate given the dynamic nature of the industry in which Regeneron operates and the Company’s need for flexibility to “follow the science” while pursuing its mission over the course of a given year.
Potential Upward/Downward Adjustment for “Transformational” Achievements/Significant Underperformance
The Committee then applies the framework’s criteria for upward or downward adjustments to the baseline multiplier.
In general, the framework provides for an upward adjustment for “transformational” achievements – i.e., those the
Committee considers to have significantly impacted, or which the Committee expects will significantly impact, the practice of medicine or standard of care, patient access to medicine, or the ability to treat or cure patients of disease for which no such treatment or cure currently exists. The framework also generally requires that the Committee make a downward adjustment in the event the Company underperforms in an area that adversely affects the business in a significant manner. While the milestone goals set at the beginning of the year serve as a reference point for the
Committee in identifying potential “transformational” achievements, the framework does not limit the Committee’s consideration to those milestones for the reasons discussed in connection with the initial assessment above.

Final Determination of Company Performance Multiplier
Review of Performance Across Organization (Annual Milestones & Additional Performance Factors)
Application of Criteria
for Upward or
Downward Adjustments
to Baseline
•Upward adjustment for
each “transformational”
achievement
•Downward adjustment
in the event of
underperformance
adversely affecting the
business in a
significant manner

Establishment of Baseline for Company Performance Multiplier

•Progress toward Company milestones identified at
beginning of year
•Additional performance factors across
three categories:
(i)product pipeline and development
(primary factors)
(ii)finance and operations (secondary factors)
(iii)talent, culture, and corporate
responsibility (secondary factors)

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Shown below are the 2025 milestones identified at the beginning of the year and Regeneron’s 2025 progress toward achieving them.

Program(s)	Milestone(s)	Status
EYLEA HD	Submit sBLA and obtain FDA approval for the treatment of RVO	Achieved
	Obtain FDA approval for pre-filled syringe	Not Achieved[1]
	Obtain FDA approval for addition of extended dosing intervals (up to every 24 weeks) across approved indications	Not Achieved[2]
	Submit sBLA and obtain FDA approval for every 4-week dosing regimen across approved indications	Achieved
Immunology & Inflammation	Report results from Phase 3 study for itepekimab (IL-33 antibody) in COPD and submit BLA	Not Achieved[3]
	Obtain FDA approval for Dupixent in CSU	Achieved
	Obtain FDA approval for Dupixent in bullous pemphigoid; submit Marketing Authorization Application in the EU for the same indication	Achieved
	Initiate additional Phase 3 studies for itepekimab	Not Achieved
	Report additional data from Phase 1 study for linvoseltamab (BCMA and CD3 bispecific antibody) in combination with Dupixent in severe food allergies	Achieved
Solid Organ Oncology	Submit sBLA and obtain FDA approval for Libtayo in adjuvant CSCC	Achieved
	Report results from Phase 3 study of fianlimab (LAG-3 antibody), in combination with Libtayo, versus pembrolizumab in first-line metastatic melanoma and submit BLA	Not Achieved[4]
	Report initial Phase 2 data for fianlimab in combination with Libtayo in first-line advanced non-small cell lung cancer	Not Applicable[5]
	Report additional data for ubamatamab (MUC16 and CD3 bispecific antibody) in ovarian cancer	Achieved
	Report additional data from solid tumor costimulatory bispecific antibody programs	Achieved
Hematology	Obtain FDA approval for odronextamab (CD20 and CD3 bispecific antibody) in R/R follicular lymphoma	Not Achieved[6]
	Obtain FDA approval for linvoseltamab (BCMA and CD3 bispecific antibody) in R/R multiple myeloma	Achieved
	Initiate Phase 3 program for Factor XI antibodies (REGN9933 and REGN7508)	Achieved[7]
Genetic Medicines	Report additional data from Phase 1/2 study for DB-OTO (AAV-based gene therapy) in patients with hearing deficit due to variants of the otoferlin gene	Achieved
	Report results from Phase 3 study for cemdisiran (siRNA therapeutic targeting C5) as a monotherapy and in combination with pozelimab (C5 antibody) in myasthenia gravis	Achieved
Internal Medicine	Report results from Phase 2 study investigating combinations of semaglutide (GLP-1 receptor agonist) and trevogrumab (anti-GDF8/anti-myostatin) with or without garetosmab (anti-activin A) in obesity	Achieved
	Report results from Phase 3 study for garetosmab (Activin A antibody) in fibrodysplasia ossificans progressiva	Achieved
1The FDA issued a CRL for the applicable regulatory application; the sole approvability issue related to unresolved inspection findings at a third-party manufacturer responsible for filling drug product.
2The FDA issued a CRL for the applicable sBLA. In April 2026, the FDA approved the extension of dosing intervals up to every 20 weeks for wAMD and
DME.
3The primary endpoint was met in only one of two Phase 3 trials.
4These results were delayed and are now expected in the second quarter of 2026.
5Due to limited follow-up at the time of a pre-planned interim analysis, it was determined that these studies would continue unchanged until additional data are available.
6The FDA issued a CRL for the applicable BLA, which was also impact by the unresolved inspection findings at the third-party manufacturer responsible for filling drug product referenced above in note 1 to this table.
7The Company initiated Phase 3 studies of REGN7508 for venous thromboembolism after total knee replacement surgery.

68	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Applying the framework described above, the Compensation Committee first established a baseline Company performance multiplier of 1.5 for 2025 based on the Company’s progress toward achieving the key milestones shown in the table above and the additional performance factors reviewed by the Committee. The Committee then determined which of the 2025 Company accomplishments constituted transformational achievements and thus warranted an upward adjustment for purposes of this framework; and which 2025 developments impacting Regeneron in the Committee’s assessment warranted a downward adjustment.
Upward adjustments to the baseline multiplier were based on:
•The U.S. approval and launch of Libtayo for the treatment of adjuvant CSCC and the strength of Libtayo in ongoing clinical trials in adjuvant settings; and
•The potentially transformational impact of Regeneron’s C5 program for the treatment of myasthenia gravis.
Downward adjustments were based on:
•Ongoing challenges with third-party manufacturing fillers (which, while not directly related to the Company’s operations, had resulted in FDA observations and delayed filings and approvals); and
•The results from a second Phase 3 trial for itepekimab, which did not meet its primary endpoint in 2025.
As a result of the foregoing, the Committee set the final Company performance multiplier for 2025 at 1.55. See subsection
“Compensation Dashboard—Additional Compensation Information—Annual Cash Incentives” for additional information.
Individual Performance
The personal performance multiplier may range from 0 to 1.5 for the NEOs with a personal performance component. For the explanation of individual factors considered in the cash incentive decisions, see the subsection “Compensation
Dashboard—Additional Compensation Information—Annual Cash Incentives.”
2025 Earned Cash Incentives
In determining the level of 2025 cash incentives earned, we calculated the NEOs’ respective target cash incentive amounts
(which, for our CEO, represented approximately the median of the Peer Group) and applied the Company performance multiplier as determined by the Compensation Committee based on the Company’s 2025 performance. For the four NEOs who also have a personal performance component, we also applied a personal performance multiplier. For these executives, the personal performance component had a 40% weighting and the Company performance component had a
60% weighting, consistent with prior years.
Based on the assessment of the degree of achievement of corporate goals and, where applicable, individual goals
(discussed above and in the subsection “Compensation Dashboard—Additional Compensation Information—Annual Cash
Incentives”) in the past year, our NEOs earned the followed cash incentives in 2025:

	2025 Base Salary ($)	Cash Incentive Target (as percentage of base salary)	Personal Performance Component		Company Performance Component		2025 Total Cash Incentive ($)
Named Executive Officer			Multiplier	Weighting	Multiplier	Weighting
Leonard S. Schleifer, M.D., Ph.D.	1,979,922	120%	N/A	N/A	1.55	100%	3,682,655
George D. Yancopoulos, M.D., Ph.D.	1,979,922	120%	N/A	N/A	1.55	100%	3,682,655
Christopher Fenimore	725,000	65%	1.50	40%	1.55	60%	721,013
Daniel P. Van Plew	983,382	65%	1.45	40%	1.55	60%	965,189
Andrew J. Murphy, Ph.D.	819,672	65%	1.50	40%	1.55	60%	815,164
Joseph J. LaRosa	916,062	65%	1.50	40%	1.55	60%	911,024
In addition to the annual cash incentive described above, in December 2025 the Compensation Committee awarded
Mr. LaRosa a special, one-time cash incentive award of $1,000,000 in recognition of his and his team’s extraordinary contributions in 2025, as described in the subsection “Compensation Dashboard—Additional Compensation Information—
Annual Cash Incentives.”

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Annual Equity Awards
Equity grants generally represent the largest portion of the compensation opportunity awarded annually to our NEOs.
These awards are designed to incentivize delivery of sustainable long-term value, which we believe is created by focusing on the discovery, development, and commercialization of new medicines. Our Compensation Committee utilizes a customized framework for determining the size and mix of the annual equity awards of our NEOs and other senior executives, which is periodically reassessed in light of our business objectives, feedback from our shareholders, and market practices.
In determining the size of the annual equity awards for each of our NEOs, the Compensation Committee balances an assessment of how each NEO’s individual performance contributed to the Company’s performance for the year with an assessment of such NEO’s importance to future Company performance. These assessments are then reviewed in light of market positioning and the Company’s equity award guidelines.
In determining the mix of annual equity awards of each of our NEOs, the Compensation Committee seeks to balance incentivizing long-term performance with promoting long-term employee retention. The relevant considerations underlying our equity program and the types of awards we have utilized in recent years are summarized below.

Performance- Based Value Delivery
•Both stock options and PSUs are performance-based:
–Regeneron’s long-held view is that stock options are performance-based and, when used thoughtfully, are a great compensation tool to incentivize employees while ensuring alignment with shareholder interests.
This view is commonly shared amongst biotechnology companies and reflects the unique dynamics of the industry. Stock options only deliver value if we deliver stock price appreciation for shareholders after grant.
No amount of time will make a stock option deliver any value unless the company’s stock price increases, and no sustainable stock price appreciation can be achieved by Regeneron without a productive pipeline of potential new medicines.
–2020 CEO/CSO PSUs (which vested in December 2025 and must be held until December 2028) were earned solely based on the relevant TSR-based performance criteria.

Meaningful Holding Requirements
•We require NEOs to retain a significant amount of equity within five years of their employment with Regeneron:
–Our CEO and CSO must own shares with a value at least 6x their respective base salaries.
–Our other NEOs must own shares with a value at least 2x their respective base salaries.
–Our NEOs’ holdings of Regeneron equity are well in excess of these requirements. For example, as of year-end 2025, both our CEO and CSO held shares with a value over 400x of their respective base salaries then in effect.
•In addition, 2020 CEO/CSO PSUs require a three-year deferral and holding period following vesting, except in certain limited circumstances.

Long-Term Value Creation
•Stock option grants have ten-year terms and four-year vesting provisions:
–Designed to align with long-term value creation and the development cycle of our products.
•2020 CEO/CSO PSUs incorporated a long-term, five-year performance period (December 2020 to
December 2025) and may not be monetized during an additional three-year deferral and holding period (January 2026 to December 2028):
–Designed to promote and reward value creation and shareholder alignment over eight years.
•RSAs promote long-term employment:
–RSAs awarded as a component of annual equity awards vest 50% on the second anniversary of the date of grant and 50% on the fourth anniversary of the date of grant, which is a more backloaded vesting schedule than is typical in the industry.

Risk-Mitigating Policies and Practices
•We have a recoupment (clawback) policy that enables us to reduce or recoup equity and other incentive compensation.
–This policy is broader than what is required by the listing standards of the Nasdaq Stock Market LLC.*
•We prohibit our NEOs from hedging or pledging Regeneron securities they hold.

*See the subsection “Compensation Processes—Risk Assessment” below for further information about the recoupment (clawback) policy.

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In applying this framework in 2025, the Compensation Committee determined to grant our NEOs the target grant date fair value of the equity awards shown in the table below, with 60% of the grant date fair value of each NEO award allocated to stock options and 40% to RSAs (the same mix that had been utilized in recent years). Our CEO and CSO did not receive any equity awards in 2025 as the Committee continued to actively discuss and consider a potential new CEO/
CSO equity program design.
The 2025 NEO annual equity awards were expressed in dollar terms (i.e., based on their grant date fair value). This approach allows for value delivery to be normalized and predictable year over year, an important consideration for the top talent we seek to attract, retain, and incentivize; and aligns with industry peers of similar size, maturity, and growth trajectory. It has also contributed to lowering the Company’s burn rate in recent years and helped address feedback relating to the levels of burn rate preferred by shareholders. In 2025, our burn rate was 2.00%, a record low for the Company.
Each of the NEOs receiving 2025 year-end equity awards was granted an award with a grant date fair value equal to the value of such NEO’s 2024 year-end award with the exception of Mr. Fenimore, who received a modest increase to his year-end award. In making these determinations, the Committee primarily considered each NEO’s importance to the
Company’s future performance and such NEO's individual contributions to the Company’s performance. In the case of
Mr. Fenimore, the Committee also took into account market competitiveness considerations in light of his promotion to
Executive Vice President effective January 1, 2025. See “Compensation Dashboard—Additional Compensation
Information—Annual Cash Incentives” for more information on each relevant NEO’s individual contributions in 2025.
2025 Annual Equity Awards

	Annual Stock Options		Annual RSAs		Total ($)**
Named Executive Officer	($)***	(#)	($)***	(#)
Leonard S. Schleifer, M.D., Ph.D.*	—	—	—	—	—
George D. Yancopoulos, M.D., Ph.D.*	—	—	—	—	—
Christopher Fenimore	3,300,000	14,924	2,200,000	3,027	5,500,000
Daniel P. Van Plew	4,050,000	18,315	2,700,000	3,715	6,750,000
Andrew J. Murphy, Ph.D.	4,050,000	18,315	2,700,000	3,715	6,750,000
Joseph J. LaRosa	2,700,000	12,210	1,800,000	2,476	4,500,000
*Drs. Schleifer and Yancopoulos did not receive any equity awards in 2025, as the Committee continued to actively discuss and consider a potential new
CEO/CSO equity program design.
**Represents the target grant date fair value of the awards. See “Compensation Dashboard—2025 Executive Compensation Tables—2025 Summary
Compensation Table” for the actual grant date fair value of such awards.
All of the equity awards granted to the NEOs in 2025 are subject to the Company’s policy regarding recoupment or reduction (clawback) of incentive compensation, including after such awards have been earned/vested.

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Annual Stock Option Awards
Stock options represented 60% of the grant date fair value of the annual equity awards for each of the NEOs who received such awards in 2025. The use of stock options for 2025 annual equity awards to these NEOs was based on our long-held view that stock options are a useful compensation tool when used thoughtfully as part of a well-designed compensation program because of their simplicity and inherently performance-based nature, requiring stock price appreciation before there is any real value earned. No amount of time will make a stock option deliver any value unless the company’s stock price increases, and no sustainable stock price appreciation can be achieved by Regeneron without a productive pipeline of potential new medicines. In addition, stock options incentivize these NEOs to take actions that increase shareholder value over the entire 10-year option term, which we believe approximates the typical length of the drug discovery and development cycle.
Stock options awarded to our NEOs in 2025 have an exercise price of $726.71 per share, the average of the high and low sales price per share of our common stock as quoted on the Nasdaq Global Select Market on the date of grant. These grants consist of non-qualified stock options and vest ratably over a period of four years. Stock option vesting ceases, and unvested stock options are forfeited, upon termination of employment.
Annual RSAs
Time-based RSAs represented 40% of the grant date fair value of the annual equity award for each of the NEOs who received such awards in 2025. In continuing to use RSAs as a component of the equity award mix for the 2025 annual equity awards to our NEOs and other employees located in the United States (with employees located outside the United
States receiving RSUs), the Compensation Committee took into account, among other factors, shareholder feedback about the annual rate of equity compensation dilution, retention considerations, and employee input. The RSAs vest 50%
on the second anniversary of the date of grant and 50% on the fourth anniversary of the date of grant, which is a more backloaded vesting schedule than is typical in the industry.

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Perquisites and Personal Benefits
Any perquisites provided to our NEOs must comply with a Compensation Committee-approved policy regarding senior officer perquisites and are periodically reviewed by the Committee.
Similar to our other employees, our NEOs may participate in Company-wide health, disability, life insurance, and other benefit plans, as well as our 401(k) Savings Plan (including matching contributions). See details concerning the 401(k)
Savings Plan in the subsection “Compensation Dashboard—Additional Compensation Information—Perquisites and
Personal Benefits.” Regeneron has no pension, deferred compensation, or retirement plans for U.S.-based employees other than our 401(k) Savings Plan. Our NEOs are also eligible to receive financial and tax planning assistance, which are taxable benefits.
In addition, our CEO is entitled to life insurance, long-term disability, medical malpractice insurance premiums, and additional tax and financial planning services pursuant to his employment agreement. These are described in footnote 4 to the Summary Compensation Table.
Our CEO and CSO are also eligible for various benefits under our board-approved security policy, the purpose of which is to ensure increased efficiencies and provide a more secure environment for these executives. Based on the recommendation of an independent, third-party security study, our security policy and related guidelines require our CEO and CSO to use, as much as practicable, Company-provided aircraft for all business and personal air travel. The security policy also provides for other security services consisting of secure car transportation, on-site residential security at the primary residence for each of Drs. Schleifer and Yancopoulos, and 24/7 personal security services for each of
Drs. Schleifer and Yancopoulos.
In addition, the Company covers the cost of certain services related to internet connectivity at the residences of
Drs. Schleifer and Yancopoulos as well as rent payments and related expenses for a local residence for Mr. LaRosa.
Additional information regarding perquisites and other personal benefits provided to our NEOs in, or with respect to, 2025 is given in the applicable footnotes to the Summary Compensation Table and in the subsection “Compensation Dashboard
—Additional Compensation Information—Perquisites and Personal Benefits.”
Potential Severance Payments
Our NEOs are entitled to certain severance benefits upon the voluntary or involuntary termination of their employment, as discussed further in the subsection “Compensation Dashboard—Additional Compensation Information—Potential
Severance Payments.”
The award agreements governing unvested equity awards for our NEOs and other employees include a governance best-
practice “double trigger” provision for the acceleration of vesting of awards granted thereunder only upon a without-cause termination by the Company within two years of a change in control.
We have a policy against excise tax gross-up provisions for payments contingent on a change in control of Regeneron in contracts, compensatory plans, and other arrangement with the Company’s officers (including NEOs) with the exception of the CEO under his existing employment agreement or amendments to it.

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Compensation Processes
Compensation Committee
The Compensation Committee is responsible for overseeing the Company’s general compensation objectives and programs. The Compensation Committee evaluates the performance of our NEOs and approves their compensation—in the case of the CEO and the CSO, subject to approval of the non-employee members of the board of directors. The
Compensation Committee operates under a written charter adopted by the board of directors and regularly reviews and reassesses the adequacy of its charter. A copy of the current charter is available on our website at
www.regeneron.com under the “Governance” heading on the “Investors & Media” page.
Annual salaries for the following year and year-end cash incentives and equity awards for all employees are determined in December of each year based on Company and individual performance, as well as other factors, which may include compensation trends among our Peer Group and in the biotechnology industry in general. With respect to our CEO, this process is formalized in the Compensation Committee’s charter, which specifies that the Compensation Committee is to annually present the proposed annual compensation of the CEO to the non-employee members of the board of directors for approval. The Company’s recent practice has been to require approval of the proposed annual compensation of the
CSO by the non-employee members of the board of directors as well. The non-employee directors have also been involved in reviewing the Company’s performance for purposes of setting the annual cash incentive payout.
We make annual equity awards, including stock option awards, to the NEOs and other employees on a regular, predetermined schedule. The meetings at which such grants are approved are generally scheduled well in advance of the grant date, without regard to the timing of earnings or other major announcements that may constitute material, non-
public information. As a result, the timing of such grants of equity awards, including stock options, occurs independent of the release of any material, non-public information, and we do not time the disclosure of material, non-public information for the purpose of affecting the value of equity-based compensation. We generally grant annual equity awards to eligible employees whose performance is determined to merit an annual grant, including the NEOs, at a meeting held during
December. With respect to newly hired employees, our practice typically is to grant equity awards at the first regular meeting of the Compensation Committee following such employee's hire date, without regard to the timing of earnings or other major announcements that may constitute material, non-public information. In 2025, we did not grant stock options or other equity awards to our NEOs during any period beginning four business days before and ending one business day after the filing of any of the Company’s periodic reports on Form 10-Q or Form 10-K or the filing or furnishing of any of the
Company’s current reports on Form 8-K that disclosed any material, non-public information.
Pursuant to the terms of the Second Amended and Restated Regeneron Pharmaceuticals, Inc. 2014 Long-Term Incentive
Plan, stock option awards are granted with an exercise price equal to the average of the high and low sales price per share of our common stock as quoted on the Nasdaq Global Select Market on the date of the grant or, if such date is not a trading day, on the last preceding date on which there was a sale of our common stock on the Nasdaq Global
Select Market.
We periodically evaluate the personal benefits and perquisites afforded to our NEOs. The Compensation Committee also regularly meets in executive session to discuss any of the matters that fall within its responsibilities.

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Management; Management’s Compensation Consultant
Members of our senior management play a role in the overall executive compensation process and assess performance of other officers. They also recommend for the Compensation Committee’s approval the salary, cash incentive, and equity grant budgets for non-officers and make specific recommendations for salary increases, cash incentives, and equity grants for other officers. Performance of our CEO and CSO is evaluated directly by the Compensation Committee based on the Company’s overall corporate performance, including performance against annual milestone goals that are identified at the beginning of each year, as discussed above. Our CEO evaluates the performance of our other NEOs and makes recommendations to the Compensation Committee regarding their compensation.
Management retains a compensation consultant for its own use. In 2025, management used the services of Radford
(part of Aon plc), a compensation consultant focused on the technology and life sciences sectors. Radford provided various consulting services to management, including analyzing the competitiveness of specific compensation programs;
preparing surveys of competitive pay practices; and assisting management in the development and analysis of executive compensation recommendations. Reports prepared by Radford that relate to executive compensation may also be shared with the Compensation Committee, the full board, or another committee of the board.
Shareholder Input and Outreach and the 2025 Say-on-Pay Vote Result
Fostering long-term relationships and maintaining trust with our shareholders has been a key priority for us. We seek shareholder feedback through our annual say-on-pay votes as well as through discussions with our shareholders in connection with our annual shareholder meetings and in the “off-season,” where we discuss compensation, governance, and other issues of importance and interest to our shareholders. This outreach complements the many touchpoints our management and our investor relations team have with shareholders throughout the year. In addition, on a more informal basis, we engage with our shareholders through industry and corporate governance conferences and informal exchanges in other settings.
Say-on-pay vote. Our shareholders are provided with an opportunity to cast a non-binding, advisory vote on our executive compensation program every year. We switched to the annual cadence of say-on-pay votes in 2022 in recognition of shareholder feedback and preference. Our most recent advisory say-on-pay vote was held at our 2025 annual shareholder meeting, at which this advisory proposal was approved by 93% of the votes cast. This was the fourth consecutive year of support nearing or exceeding 90%. Despite the solid approval rate of our compensation program by our shareholders evidenced by this result, we continued to engage with investors in 2025 to make sure we understand their perspectives and views of our compensation program and philosophy (as well as corporate governance and corporate responsibility matters relevant to our Company).
Shareholder outreach. For over a decade, we have actively and regularly engaged with our shareholders to receive feedback on many important areas, including corporate governance, executive compensation, and corporate responsibility matters, and are committed to continued engagement with portfolio managers and investment stewardship teams. Shareholder feedback is discussed with management and, depending on the topic, relayed for consideration to the appropriate committee of the board of directors (typically the Compensation Committee or the Corporate Governance
and Compliance Committee), the full board, or both. In recent years, shareholder input resulted in specific changes to our compensation and corporate governance practices and policies. For example, as discussed above, in 2022 our board of directors voluntarily changed the frequency of our say-on-pay votes from every three years to every year to recognize the preference for annual say-on-pay votes expressed by several key shareholders during our shareholder outreach. See the table below for other recent changes related to executive compensation informed by shareholder feedback.

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Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Compensation-Related Shareholder Outreach in 2025
In 2025, we reached out to shareholders collectively representing 51% of the public shares (i.e., shares of common stock outstanding as of December 31, 2025, excluding shares held by our directors and executive officers). This outreach resulted in one-on-one discussions with shareholders representing 42% of our public shares. As in prior years, we pursued engagement opportunities throughout the year, which allowed us to engage with several shareholders multiple times in 2025.

42% engaged	51% contacted
With respect to executive compensation, several shareholders indicated that they understood and supported Regeneron’s compensation program, particularly the broad use of equity awards, which they viewed as a mitigating factor for a burn rate that in certain years may be higher than the burn rates reported by many similarly sized companies. A number of shareholders also inquired about the status of the Compensation Committee’s equity compensation design planning for our CEO and CSO in light of their eligibility for new awards commencing in December 2025, with certain of these shareholders specifically asking whether and how new awards would incorporate any “lessons learned” from the experience with the 2020 PSU awards to these executives. This feedback has been shared with the Compensation
Committee and will continue to inform future executive compensation planning and decisions.
Compensation-Related Changes Informed by Recent Shareholder Feedback
Set forth below are select changes to executive compensation practices and other compensation-related actions taken by the board and/or the relevant board committees in recent years that were informed by shareholder feedback. For a more comprehensive discussion of our engagement program and responsive actions implemented by Regeneron, see
“Corporate Governance—Longstanding Commitment to Shareholder Engagement.”

Say-on-Pay •Voluntarily adopted an annual say-on-pay vote (2022)	Enhanced Disclosure •Enhanced proxy statement disclosure surrounding annual cash incentive and annual equity award determinations and 2020 PSUs (2022-2025) •Shortened and streamlined CD&A (2024-2026)

Pay-for-Performance Alignment •Introduced PSUs as a component of CEO and CSO equity awards (2019) •Granted 100% of CEO and CSO equity awards in the form of PSUs (2020)
Dilution/Burn Rate Concerns
•Introduced and maintained the use of full-value
awards as a component of annual equity awards
(2019-2025)
•Recalibrated equity award size and/or mix (stock
options and/or RSAs/RSUs) for NEOs below the
CEO/CSO level and other employees (2019-2025)

Annual Cash Incentives •Enhanced and standardized the process by which the Compensation Committee determines the Company performance multiplier for annual cash incentives (2023)	Perquisites Policy •Adopted a Compensation Committee-approved policy covering perquisites of our NEOs and other senior officers (2024)

76	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Independent Compensation Consultant
The Compensation Committee has the sole authority to retain, at the Company’s expense, one or more third-party compensation consultants to assist the Compensation Committee in performing its responsibilities and to terminate the services of the consultant if the Compensation Committee deems it appropriate. The Compensation Committee has utilized the services of Pay Governance LLC since 2021. In addition, as discussed above under “Board of Directors—
Compensation of Directors,” the Corporate Governance and Compliance Committee has engaged Pay Governance LLC with respect to non-employee director compensation matters. In order to maintain its independence, the Compensation
Committee retained Pay Governance LLC directly, and Pay Governance LLC performed services for the Compensation
Committee exclusively at the Compensation Committee’s direction. In accordance with applicable listing standards of the
Nasdaq Stock Market LLC and SEC rules, the Compensation Committee periodically evaluates the independence of Pay
Governance LLC; and, on the basis of this evaluation conducted for 2025, concluded that the engagement of Pay
Governance LLC did not raise any conflicts of interest.
The Compensation Committee’s consultant reviews management recommendations for compensation plans, budgets, and strategies, and also advises the Compensation Committee on how regulations and trends in executive compensation nationally and specifically in the pharmaceutical and biopharmaceutical industries may be relevant to the Company. It also assists with developing the Peer Group; provides comparative compensation information for our CEO and CSO and other senior executives (using the Peer Group and other compensation data as described below); reviews senior management’s compensation recommendations for other officers, including the other NEOs; and provides general advice to the
Compensation Committee on compensation matters, including facilitating the articulation and periodic review of the
Company’s compensation philosophy and replenishment of our long-term equity incentive plan.
Peer and Other Market Data
For purposes of setting our NEOs’ and other senior executives’ compensation, we use comparative compensation information from a relevant peer group of companies (referred to in this proxy statement as the “Peer Group”). In 2025, we selected the companies in the Peer Group with the assistance of Pay Governance LLC based on factors including, but not limited to, the following:
•research and development orientation;
•market capitalization;
•number of employees;
•stage of development; and
•total revenues.
The Peer Group is also meant to provide a representative sample of companies with which we compete for talent. We periodically reassess the composition of the Peer Group and make changes as appropriate based on factors such as changes in the Company’s market capitalization and merger-and-acquisition activity impacting the existing Peer
Group companies.
The Peer Group utilized in 2025 consists of the following 11 companies:

AbbVie Inc.	BioMarin Pharmaceutical Inc.	Incyte Corporation
Alnylam Pharmaceuticals, Inc.	Bristol-Myers Squibb Company	Merck & Co., Inc.
Amgen Inc.	Eli Lilly and Company	Vertex Pharmaceuticals Incorporated
Biogen Inc.	Gilead Sciences, Inc.

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The Compensation Committee most recently reviewed the Peer Group in June 2025 and, based on the recommendation of Pay Governance LLC, did not make any changes. The Committee’s assessment included consideration of Regeneron’s percentile rank in the Peer Group for market capitalization, revenues for the last four completed quarters, and the then-
available reported number of employees, as shown in the table below. In the Committee’s view, the Peer Group remains relevant and appropriate in providing the Committee and management with the market context for executive compensation decision-making.

	Market Capitalization ($ Millions)		Revenues Last Four Quarters[1] ($ Millions)	Employees (as of last SEC filing)[1]
Company	90-Day Average (as of 5/23/25)	30-Day Average (as of 5/23/25)
Eli Lilly and Company	$733,249	$704,525	$49,003	47,000
AbbVie Inc.	$339,899	$325,121	$57,367	55,000
Merck & Co., Inc.	$218,933	$198,781	$63,922	74,000
Amgen Inc.	$157,376	$149,385	$34,126	28,000
Gilead Sciences, Inc.	$130,977	$129,188	$28,735	17,600
Vertex Pharmaceuticals Incorporated	$121,750	$120,000	$11,100	6,100
Bristol-Myers Squibb Company	$111,446	$98,262	$47,636	34,100
Alnylam Pharmaceuticals, Inc.	$33,534	$33,920	$2,348	2,230
Biogen Inc.	$19,461	$17,727	$9,816	7,605
Incyte Corporation	$12,665	$11,739	$4,413	2,617
BioMarin Pharmaceuticals, Inc.	$12,336	$11,556	$2,950	3,040

Summary Statistics:
75th Percentile	$188,155	$174,083	$48,320	40,550
Median	$121,750	$120,000	$28,735	17,600
25th Percentile	$26,498	$25,824	$7,115	4,570
Regeneron Pharmaceuticals, Inc.	$68,172	$61,482	$14,086	15,222
Percentile Rank	P34	P34	P42	P48
1Based on available data as of May 2025
In making the compensation decisions in December 2025, we used data from publicly filed proxy statements of the companies in the Peer Group (as compiled by the Compensation Committee’s compensation consultant and management's compensation consultant) to review each component of compensation of our NEOs against their peers in the Peer Group as well as their total annual compensation in relation to the Peer Group, while giving regard to various factors such as the executives’ respective performance, past compensation history, experience, and role in the Company’s success. We use Peer Group data as a point of reference for measurement, but Peer Group data do not represent the only factor considered and there is no targeted pay level percentile or benchmarking. The Compensation Committee retains discretion in determining the nature and extent of the use of Peer Group data. The Compensation Committee may also review relevant data from U.S. life sciences compensation surveys. The total direct pay of each of our NEOs typically approximates the 75th percentile of a composite benchmark reflecting data from the Peer Group and broader U.S. life sciences compensation surveys.

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Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Risk Assessment
We believe that the Company’s programs balance risk and potential reward in a manner that is appropriate to the
Company’s circumstances and in the best interests of the Company’s shareholders over the long term. We regularly review the Company’s compensation and benefits programs, including its executive compensation program and its incentive-based compensation programs (such as sales incentive plans) for employees. At least annually, the
Compensation Committee reviews and considers a compensation program risk assessment performed by its independent compensation consultant. Based on these reviews and discussions, the Compensation Committee does not believe our compensation program creates risks that are reasonably likely to have a material adverse effect on the Company.
The Company’s compensation and governance-related policies are further enhanced by our stock ownership guidelines applicable to our senior officers (see “Corporate Governance—Certain Governance Policies—Stock Ownership
Guidelines” for more information) and our policy regarding recoupment or reduction (clawback) of incentive compensation.
Since 2015, the Company has maintained a policy regarding recoupment or reduction (clawback) of incentive compensation awarded to our officers and other specified employees for compliance violations, which applies to bonus and other incentive compensation regardless of whether paid or payable in cash, equity, or otherwise and regardless of whether such compensation has been earned or vested (the “Clawback Policy”). In addition, the Clawback Policy covers both financial and non-financial violations resulting in a significant harm to the Company’s business, prospects, results of operations, or financial condition. Under the Clawback Policy, the board and any designated committee of the board have full discretion to make recoupment and reduction decisions as they may deem appropriate subject to applicable law, the
Company’s compensation plans in effect from time to time, and all relevant contractual obligations. In addition, in 2023, the Company adopted a supplement to the Clawback Policy (the “Clawback Policy Supplement”) to comply with changes to the listing standards of the Nasdaq Stock Market LLC. The Clawback Policy Supplement generally provides that, in the event we are required to prepare an accounting restatement due to material noncompliance with financial reporting requirements, we will recover any Incentive-Based Compensation (as defined below) erroneously received on or after
October 2, 2023 by a current or former “officer” of the Company (as defined under Section 16 of the Exchange Act) during the three completed fiscal years immediately preceding the date on which the accounting restatement is determined to be required. Under the Clawback Policy Supplement, “Incentive-Based Compensation” is defined as any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure (which is defined to include stock price and TSR).
We also have adopted policies against hedging and pledging of our securities by our directors and employees, including the NEOs; and against including excise tax gross-up provisions with respect to payments contingent upon a change in control of Regeneron in contracts, compensatory plans, or other arrangements with the Company’s executive officers, including the NEOs (other than the existing employment agreement with our CEO or any amendments thereto, which is expressly exempted).
These policies demonstrate Regeneron’s continued commitment to robust corporate governance and are meant to reduce compensation-related risks and ensure greater alignment of the interests of our employees, including the NEOs, and those of the Company and our shareholders.
Tax Implications
We take tax considerations into account in making our compensation-related assessments and decisions, including the deductibility of compensation in determining NEOs’ compensation. However, we reserve the right to use our judgment to authorize compensation payments that are not deductible, such as when we believe that such payments are necessary to maintain the flexibility needed to attract talent, promote executive retention, reward performance, or attain other Company objectives, or as required to comply with the Company’s contractual commitments.
Due to the requirements set forth in Section 274(e)(2) of the Internal Revenue Code, Company-provided personal and guest air travel (which is provided by the Company only to the extent permitted under board-approved guidelines and a security policy adopted by the board based on an independent, third-party security study) results in a partial disallowance of the related corporate tax deductions. In 2025, this disallowance amounted to approximately $4.1 million.

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Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Compensation Committee Report
We, the undersigned members of the Compensation Committee, have reviewed and discussed with management the
Compensation Discussion and Analysis set forth above. Based on that review and discussion, the undersigned members of the Compensation Committee have recommended to the board of directors that the Compensation Discussion and
Analysis be included in this proxy statement.

The Compensation Committee
Christine A. Poon, Chair
N. Anthony Coles, M.D.
David P. Schenkein, M.D.
George L. Sing
Huda Y. Zoghbi, M.D.
Compensation Committee Interlocks and
Insider Participation
None of the members of the Compensation Committee is currently, or has been at any time since our formation, one of our officers or employees. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our board of directors or
Compensation Committee.

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Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Compensation Dashboard
2025 Executive Compensation Tables
The following table and accompanying footnotes provide information regarding compensation earned by, or paid to, our
NEOs during the last three fiscal years (other than with respect to Mr. Fenimore, who qualified as an NEO for 2025 and
2024 but not for 2023; and Mr. LaRosa, who qualified as an NEO for 2025 but not for 2024 or 2023).
2025 Summary Compensation Table

A	B	C	D		E	F	G	I		J
Name and principal position	Year	Salary ($)	Bonus ($)		Stock awards ($)[1]	Option awards ($)[1]	Non-Equity Incentive Plan Compensation ($)[2]	All Other Compensation ($)[3]		Total ($)
Leonard S. Schleifer, M.D., Ph.D. Board co-Chair, President and Chief Executive Officer	2025	1,979,922	—				3,682,655	1,617,972	[4]	7,280,549
	2024	1,941,100	—		—	—	3,493,980	1,387,954		6,823,034
	2023	1,875,415	—		—	—	4,275,946	2,032,977		8,184,338
George D. Yancopoulos, M.D., Ph.D. Board co-Chair, President and Chief Scientific Officer	2025	1,979,922	—				3,682,655	1,286,892	[5]	6,949,469
	2024	1,941,100	—		—	—	3,493,980	1,361,703		6,796,783
	2023	1,875,415	—		—	—	4,275,946	1,608,469		7,759,830
Christopher Fenimore Executive Vice President, Finance and Chief Financial Officer[6]	2025	725,000	—		2,199,751	3,299,977	721,013	39,623	[7]	6,985,364
	2024	660,000	—		1,999,319	2,999,683	594,000	15,250		6,268,252
Daniel P. Van Plew Executive Vice President and General Manager, Industrial Operations and Product Supply	2025	983,382	—		2,699,728	4,049,757	965,189	82,207	[8]	8,780,263
	2024	964,100	—		2,699,968	4,049,729	914,931	26,450		8,655,178
	2023	931,500	—		2,699,284	4,049,638	1,053,527	26,200		8,760,149
Andrew J. Murphy, Ph.D. Executive Vice President, Co-Chief Scientific Officer	2025	819,672	—		2,699,728	4,049,757	815,164	92,798	[9]	8,477,119
	2024	803,600	—		2,699,968	4,049,729	783,510	26,450		8,363,257
	2023	776,250	—		2,699,284	4,049,638	877,939	26,200		8,429,311
Joseph J. LaRosa Executive Vice President, General Counsel and Secretary[10]	2025	916,062	1,000,000	[11]	1,799,334	2,699,810	911,024	132,740	[12]	7,458,970
1The amounts in columns E and F reflect the respective aggregate grant date fair values (disregarding estimated forfeitures) of RSAs and stock option awards granted in 2025, 2024, and 2023, respectively, pursuant to the Second Amended and Restated Regeneron Pharmaceuticals,
Inc. 2014 Long-Term Incentive Plan. Valuation assumptions and methodologies used in the calculation of these amounts for 2025 are included in Note 13 to the Company’s audited financial statements for the fiscal year ended December 31, 2025, included in the 2025
Annual Report.
2Non-equity incentive plan compensation amounts (consisting of cash incentives paid to the NEOs in respect of the relevant year under the
Regeneron Pharmaceuticals, Inc. Cash Incentive Bonus Plan) are
shown in the year in which they were accrued and earned.
3See the subsection “Additional Compensation Information—Perquisites and Personal Benefits” below for further information. Certain 2025 perquisites and other personal benefits are quantified for each of the
NEOs in the footnotes to this table below based on the actual additional cost incurred by us in providing the perquisite or other personal benefit.
4Consists of (i) $20,724 for life insurance premiums, (ii) $9,366 for disability insurance premiums, (iii) $27,430 for medical malpractice insurance premiums, (iv) $15,500 for 401(k) Savings Plan matching contributions in respect of 2025, (v) $11,200 for tax and financial planning advisory services, (vi) $1,680 for residential internet subscription services, (vii) $253,237 for personal use of Company-
provided aircraft, and (viii) $1,278,835 for security services (consisting of secure car transportation and personal and residential security services) (in the case of clauses (vii) and (viii), in accordance with our security policy and calculated as described in the subsection “Additional
Compensation Information—Perquisites and Personal Benefits” below).
5Consists of (i) $15,500 for 401(k) Savings Plan matching contributions in respect of 2025, (ii) $11,200 for tax and financial planning advisory services, (iii) $23,130 for residential internet licensing and maintenance services, (iv) $274,129 for personal use of Company-provided aircraft, and (v) $962,933 for security services (consisting of secure car transportation and personal and residential security services) (in the case of clauses (iv) and (v), in accordance with our security policy and calculated as described in the subsection “Additional Compensation
Information—Perquisites and Personal Benefits” below).
6Mr. Fenimore qualified as an NEO for 2025 and 2024 but not for 2023.
7Consists of (i) $15,500 for 401(k) Savings Plan matching contributions in respect of 2025 and (ii) $24,123 of dividends accrued and/or paid in
2025 in respect of shares of restricted stock.
8Consists of (i) $15,500 for 401(k) Savings Plan matching contributions in respect of 2025, (ii) $11,200 for tax and financial planning advisory services, and (iii) $55,507 of dividends accrued and/or paid in 2025 in respect of shares of restricted stock.
9Consists of (i) $15,500 for 401(k) Savings Plan matching contributions in respect of 2025, (ii) $11,200 for tax and financial planning advisory services, and (iii) $66,098 of dividends accrued and/or paid in 2025 in respect of shares of restricted stock.
10Mr. LaRosa qualified as an NEO for 2025 but not for 2024 or 2023.
11Consists of a special, one-time cash incentive award accrued and earned in 2025.
12Consists of (i) $15,500 for 401(k) Savings Plan matching contributions in respect of 2025, (ii) $11,200 for tax and financial planning advisory services, (iii) $79,605 for rent payments and related expenses for a local residence, and (iv) $26,435 of dividends accrued and/or paid in
2025 in respect of shares of restricted stock.

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2025 Grants of Plan-Based Awards
The following table and explanatory footnotes provide information regarding the annual cash incentive and equity awards granted to our NEOs during 2025.

A	B		C	D	E	I	J	K		L
			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards[1]			All other stock awards: number of shares of stock or units (#)	All other option awards: number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)[2]	Closing price of Company common stock on grant date ($/Sh)[2]	Grant date fair value of stock and option awards ($)[3]
Name	Grant date		Threshold ($)	Target ($)	Maximum ($)
Leonard S. Schleifer, M.D., Ph.D.	—		—	2,375,906	4,830,512	—	—	—	—	—
George D. Yancopoulos, M.D., Ph.D.	—		—	2,375,906	4,830,512	—	—	—	—	—
Christopher Fenimore	—		—	471,250	862,591	—	—	—	—	—
	12/5/2025	[4]	—	—	—	—	14,924	726.71	718.36	3,299,977
	12/5/2025	[5]	—	—	—	3,027	—	—	—	2,199,751
Daniel P. Van Plew	—		—	639,198	1,207,628	—	—	—	—	—
	12/5/2025	[4]	—	—	—	—	18,315	726.71	718.36	4,049,757
	12/5/2025	[5]	—	—	—	3,715	—	—	—	2,699,728
Andrew J. Murphy, Ph.D.	—		—	532,787	1,035,110	—	—	—	—	—
	12/5/2025	[4]	—	—	—	—	18,315	726.71	718.36	4,049,757
	12/5/2025	[5]	—	—	—	3,715	—	—	—	2,699,728
Joseph J. LaRosa	—		—	595,440	1,207,628	—	—	—	—	—
	12/5/2025	[4]	—	—	—	—	12,210	726.71	718.36	2,699,810
	12/5/2025	[5]	—	—	—	2,476	—	—	—	1,799,334
1Cash incentive awards under the Regeneron Pharmaceuticals, Inc. Cash Incentive Bonus Plan. The actual cash incentive awards earned in respect of
2025 and paid out in January 2026 are reported as “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table above. The maximum amount in this column represents the maximum cash incentive allocated to each executive by the Compensation Committee in March 2025 under the Cash Incentive Bonus Plan.
2These options have an exercise price equal to the average of the high and low sales price per share of the Company’s common stock on the date of grant. Therefore, the closing price of our common stock on the grant date may be higher or lower than the exercise price of these options.
3The amounts in this column represent the grant date fair value (disregarding estimated forfeitures) of the awards made pursuant to the Second Amended and Restated Regeneron Pharmaceuticals, Inc. 2014 Long-Term Incentive Plan. The valuation assumptions and methodologies used in the calculation of these amounts are included in Note 13 to the Company’s audited financial statements for the fiscal year ended December 31, 2025, included in the
2025 Annual Report.
4The NEO received a non-qualified stock option award that vests subject to continued employment at a rate of 25% per year over the first four years of the maximum ten-year option term.
5The NEO received an annual RSA that vests 50% on the second anniversary of the date of grant and 50% on the fourth anniversary of the date of grant, subject to the NEO’s continued employment.

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Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Outstanding Equity Awards at 2025 Fiscal Year-End
The following table and explanatory footnotes provide information regarding unexercised stock options and RSAs (as applicable) held by our NEOs as of December 31, 2025.

A	B	C		D	E	F	G		H		I	J
	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)		Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)		Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Leonard S. Schleifer, M.D., Ph.D.	81,278	—		—	372.46	12/11/2029	—		—		—	—
	129,013	—		—	381.40	12/12/2028	—		—		—	—
	139,474	—		—	378.98	12/12/2027	—		—		—	—
	146,815	—		—	381.92	12/16/2026	—		—		—	—
TOTAL	496,580
George D. Yancopoulos, M.D., Ph.D.	81,278	—		—	372.46	12/11/2029	—		—		—	—
	129,013	—		—	381.40	12/12/2028	—		—		—	—
	139,474	—		—	378.98	12/12/2027	—		—		—	—
	146,815	—		—	381.92	12/16/2026	—		—		—	—
TOTAL	496,580
Christopher Fenimore	—	14,924	[1]	—	726.71	12/05/2035	—		—		—	—
	2,495	7,484	[2]	—	771.64	12/06/2034	—		—		—	—
	4,250	4,249	[3]	—	843.79	12/08/2033	—		—		—	—
	5,334	1,777	[4]	—	726.53	12/16/2032	—		—		—	—
	7,941	—		—	644.54	12/08/2031	—		—		—	—
	10,000	—		—	492.00	12/09/2030	—		—		—	—
	6,120	—		—	372.46	12/11/2029	—		—		—	—
	11,400	—		—	381.40	12/12/2028	—		—		—	—
	12,300	—		—	378.98	12/12/2027	—		—		—	—
	12,283	—		—	381.92	12/16/2026	—		—		—	—
	—	—		—	—	—	3,027	[5]	2,336,450	[9]	—	—
	—	—		—	—	—	2,591	[6]	1,999,915	[9]	—	—
	—	—		—	—	—	1,185	[7]	914,666	[9]	—	—
	—	—		—	—	—	963	[8]	743,311	[9]	—	—
TOTAL	72,123	28,434					7,766		5,994,342

2026 Proxy Statement and Notice of Annual Shareholder Meeting	83

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

A	B	C		D	E	F	G		H		I	J
	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)		Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)		Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Daniel P. Van Plew	—	18,315	[1]	—	726.71	12/05/2035	—		—		—	—
	3,368	10,104	[2]	—	771.64	12/06/2034	—		—		—	—
	5,737	5,736	[3]	—	843.79	12/08/2033	—		—		—	—
	10,515	3,504	[4]	—	726.53	12/16/2032	—		—		—	—
	18,548	—		—	644.54	12/08/2031	—		—		—	—
	19,950	—		—	492.00	12/09/2030	—		—		—	—
	12,250	—		—	372.46	12/11/2029	—		—		—	—
	—	—		—	—	—	3,715	[5]	2,867,497	[9]	—	—
	—	—		—	—	—	3,499	[6]	2,700,773	[9]	—	—
	—	—		—	—	—	1,599	[7]	1,234,220	[9]	—	—
	—	—		—	—	—	1,899	[8]	1,465,781	[9]	—	—
TOTAL	70,368	37,659					10,712		8,268,271
Andrew J. Murphy, Ph.D.	—	18,315	[1]	—	726.71	12/05/2035	—		—		—	—
	3,368	10,104	[2]	—	771.64	12/06/2034	—		—		—	—
	5,737	5,736	[3]	—	843.79	12/08/2033	—		—		—	—
	11,429	3,809	[4]	—	726.53	12/16/2032	—		—		—	—
	14,783	—		—	644.54	12/08/2031	—		—		—	—
	25,000	—		—	492.00	12/09/2030	—		—		—	—
	24,500	—		—	372.46	12/11/2029	—		—		—	—
	25,000	—		—	381.40	12/12/2028	—		—		—	—
	50,000	—		—	378.98	12/12/2027	—		—		—	—
	34,000	—		—	381.92	12/16/2026	—		—		—	—
	—	—		—	—	—	3,715	[5]	2,867,497	[9]	—	—
	—	—		—	—	—	3,499	[6]	2,700,773	[9]	—	—
	—	—		—	—	—	1,599	[7]	1,234,220	[9]	—	—
	—	—		—	—	—	2,064	[8]	1,593,140	[9]	—	—
TOTAL	193,817	37,964					10,877		8,395,630

84	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

A	B	C		D	E	F	G		H		I	J
	Option Awards						Stock Awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexercisable (#)		Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)		Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Joseph J. LaRosa	—	12,210	[1]	—	726.71	12/05/2035	—		—		—	—
	2,246	6,735	[2]	—	771.64	12/06/2034	—		—		—	—
	3,825	3,824	[3]	—	843.79	12/08/2033	—		—		—	—
	7,620	2,539	[4]	—	726.53	12/16/2032	—		—		—	—
	14,253	—		—	644.54	12/08/2031	—		—		—	—
	19,950	—		—	492.00	12/09/2030	—		—		—	—
	24,500	—		—	372.46	12/11/2029	—		—		—	—
	20,000	—		—	381.40	12/12/2028	—		—		—	—
	23,337	—		—	378.98	12/12/2027	—		—		—	—
	24,565	—		—	381.92	12/16/2026	—		—		—	—
	—	—		—	—	—	2,476	[5]	1,911,150	[9]	—	—
	—	—		—	—	—	2,332	[6]	1,800,001	[9]	—	—
	—	—		—	—	—	1,066	[7]	822,813	[9]	—	—
	—	—		—	—	—	1,376	[8]	1,062,093	[9]	—	—
TOTAL	140,296	25,308					7,250		5,596,057
1This stock option award was granted to the NEO on December 5, 2025 and vests at a rate of 25% per year over the first four years of the option term.
2This stock option award was granted to the NEO on December 6, 2024 and vests at a rate of 25% per year over the first four years of the option term.
3This stock option award was granted to the NEO on December 8, 2023 and vests at a rate of 25% per year over the first four years of the option term.
4This stock option award was granted to the NEO on December 16, 2022 and vests at a rate of 25% per year over the first four years of the option term.
5This RSA was granted to the NEO on December 5, 2025 and vests 50% on the second anniversary of the date of grant and 50% on the fourth anniversary of the date of grant, subject to the NEO’s continued employment.
6This RSA was granted to the NEO on December 6, 2024 and vests 50% on the second anniversary of the date of grant and 50% on the fourth anniversary of the date of grant, subject to the NEO’s continued employment.
7This RSA was granted to the NEO on December 8, 2023 and vests 50% on the second anniversary of the date of grant and 50% on the fourth anniversary of the date of grant, subject to the NEO’s continued employment.
8This RSA was granted to the NEO on December 16, 2022 and vests 50% on the second anniversary of the date of grant and 50% on the fourth anniversary of the date of grant, subject to the NEO’s continued employment.
9Reflects the closing price of $771.87 per share of the Company’s common stock on the Nasdaq Global Select Market on December 31, 2025.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	85

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

2025 Option Exercises and Stock Vested
The following table and explanatory footnotes provide information with regard to stock options exercises by our NEOs and vesting of RSAs and PSUs held by them that occurred in 2025.

	Option awards		Stock awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)[1]	Number of shares acquired on vesting (#)		Value realized on vesting ($)[2]
Leonard S. Schleifer, M.D., Ph.D.	172,723	25,189,922	623,647	[3]	481,511,612
George D. Yancopoulos, M.D., Ph.D.	146,815	21,411,500	623,647	[3]	481,511,612
Christopher Fenimore	—	—	2,114		1,507,155
Daniel P. Van Plew	—	—	8,772		6,196,760
Andrew J. Murphy, Ph.D.	35,000	3,260,250	11,616		8,186,813
Joseph J. LaRosa	14,450	2,616,895	2,736		1,950,604
1Amounts reflect the difference between the exercise price of the option(s) and the average of the high and low sales price per share of the Company’s common stock on the Nasdaq Global Select Market on the exercise date(s).
2Amount reflects the average of the high and low sales price per share of the Company’s common stock on the Nasdaq Global Select Market on the vesting date.
3Amount consists of the gross number of 2020 PSUs that vested on December 31, 2025. The underlying shares of common stock, net of an amount
(28,570 shares) surrendered to satisfy certain tax liabilities triggered in connection with the vesting, remain subject to a mandatory three-year deferral and holding period such that the shares will not be settled until the end of such period or, if earlier, the date of the recipient’s death or disability or change in control pursuant to the terms of the award agreement governing the 2020 PSUs. See “Nonqualified Deferred Compensation for 2025 Fiscal Year-End”
below. The reported amount includes 3,377 PSUs resulting from dividends paid by the Company in 2025 pursuant to the terms of the award agreement governing the 2020 PSUs.
Nonqualified Deferred Compensation at 2025 Fiscal Year-End
The following table and explanatory footnote provide information regarding nonqualified deferred compensation for our
NEOs for 2025.

A	B	C	D	E	G
Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)[1]	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)[1]
Leonard S. Schleifer, M.D., Ph.D.	—	459,453,001	—	—	459,453,001
George D. Yancopoulos, M.D., Ph.D.	—	459,453,001	—	—	459,453,001
1Amount reflects the net number of 2020 PSUs, or 595,077 PSUs (after giving effect to a tax withholding in connection with the vesting), at the average of the high and low sales price per share of the Company’s common stock on the Nasdaq Global Select Market on the vesting date. The underlying shares of common stock remain subject to a mandatory three-year deferral and holding period and will be settled at the end of such period or, if earlier, the date of the recipient’s death or disability or a change in control pursuant to the terms of the award agreement governing the 2020 PSUs.

86	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Post-Employment Compensation
As discussed in “Compensation Dashboard—Additional Compensation Information—Potential Severance Payments,” our
NEOs are entitled to certain severance benefits upon the voluntary or involuntary termination of their employment. We provide additional information regarding the severance benefits available to our NEOs in the tables set out below in this subsection. For our CEO, the table shows the amounts payable under his employment agreement upon his involuntary or not-for-cause termination, termination in connection with a corporate change of control, and in the event of his disability or death. For the other NEOs, the table shows their post-termination compensation arrangements under our change in control severance plan upon an involuntary or not-for-cause termination in connection with a corporate change of control.
Leonard S. Schleifer, M.D., Ph.D., Employment Agreement
We entered into an employment agreement with our CEO, Dr. Schleifer, effective as of December 20, 2002, providing for his employment with the Company through December 31, 2003 and continuing thereafter on a year-by-year basis. On
November 14, 2008, this employment agreement was amended and restated to bring the employment agreement into compliance with Section 409A of the Internal Revenue Code (“Section 409A”). Pursuant to this agreement, we agreed that in the event that Dr. Schleifer’s employment is terminated by us other than for cause (as defined in the employment agreement) or is terminated by Dr. Schleifer for good reason (as defined in the employment agreement to include specified acts of constructive termination (which Dr. Schleifer has agreed does not include the election of Dr. Yancopoulos as co-Chair of the Board), together called an “involuntary termination”), we will pay Dr. Schleifer an amount equal to 125%
of the sum of his base salary plus his average cash incentive paid over the prior three years. This amount will be paid in a lump-sum severance payment. In addition, we will continue to provide Dr. Schleifer and his dependents medical, dental, and life insurance benefits for 18 months. Subject to the discussion in the following paragraph, in the event that
Dr. Schleifer’s employment terminates for any reason other than for cause, any unvested stock options will continue to vest in accordance with the terms of the applicable award grant and he will be entitled to exercise all outstanding stock options throughout their original term, which is generally ten years from the date of grant. The treatment of Dr. Schleifer’s
2020 PSUs upon certain termination events is governed by the terms of the 2020 PSU award agreement, notwithstanding any provision to the contrary in his employment agreement. As noted above under “Nonqualified Deferred Compensation for 2025 Fiscal Year-End,” following the December 31, 2025 vesting date of the 2020 PSUs, the net number of PSUs
(after giving effect to a tax withholding in connection with the vesting) remain subject to a mandatory three-year deferral and holding period (the “Holding Period”). The terms of the 2020 PSU award agreement provide that such Holding Period
(i) will end early in the case of (a) Dr. Schleifer’s death or disability or (b) a change in control of the Company and (ii) will continue for its full term in the case of a termination by the Company without cause or a departure by Dr. Schleifer for good reason (each as defined in his employment agreement).
Upon an involuntary termination (i.e., a termination by the Company without cause or by Dr. Schleifer for good reason, each as defined in the employment agreement) within three years after a change of control of the Company or within three months prior to such a change of control, we will pay Dr. Schleifer an amount equal to three times the sum of his annual base salary plus his average cash incentive over the prior three years. This amount will be paid in a lump-sum severance payment. In addition, we will continue to provide Dr. Schleifer and his dependents medical, dental, and life insurance benefits for 36 months. Upon such an involuntary termination in connection with a change of control, any unvested stock options will vest immediately and all outstanding stock options will remain exercisable throughout their original term, which is generally ten years from the date of grant. Pursuant to the terms of his 2020 PSU award agreement, the previously vested, deferred PSUs will be immediately deliverable to Dr. Schleifer (with no Holding Period) upon a change of control, as discussed above. If aggregate severance payments to Dr. Schleifer in connection with a change of control exceed certain thresholds set forth in the Internal Revenue Code, then we will pay him an additional amount to cover any resulting excise tax obligations, unless the excise taxes could be eliminated by reducing Dr. Schleifer’s cash severance payments and benefits under the agreement by less than 10%, in which case such benefits and payments will be reduced accordingly.
The following table reflects the potential payments to our CEO under his employment agreement assuming a termination effective December 31, 2025 under different scenarios (including following a change of control), as well as upon death or disability. The information in the table below is based on the assumptions set forth in the footnotes to the table; actual values and amounts may differ from those presented below.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	87

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Potential Severance Payments under Dr. Schleifer’s Employment Agreement

	Cash Severance ($)		Benefits Continuation ($)		Death Benefits[4] ($)	Disability Benefits ($)		Value of Accelerated Equity Awards[5] ($)	Cutback/ Gross-up6 ($)	Total Amount ($)
Involuntary Termination Following a Change of Control[1]	17,841,040	[2]	396,196	[3]	—	—		—	—	18,237,236
Involuntary Termination	7,433,767	[7]	188,726	[8]	—	—		—	—	7,622,493
Death	—		157,640	[9]	—	—		—	—	157,640
Disability	—		188,726	[8]	—	1,039,459	[10]	—	—	1,228,185
1For purposes of these calculations, (i) we used Dr. Schleifer’s 2025 base salary and the annual cash incentives paid to Dr. Schleifer for performance in
2022, 2023, and 2024, respectively; (ii) we assumed that Dr. Schleifer received his annual cash incentive that was earned in 2025 and paid in 2026
(described in the Summary Compensation Table above); (iii) we assumed a 9.0% annual increase in medical premiums, 4.5% annual increase in dental premiums, and no increase in annual disability or life insurance premiums; (iv) we assumed that the medical and dental insurance benefits received in
2026, 2027, and 2028 would be taxable and that Dr. Schleifer would be eligible for a tax gross-up for these benefits under the terms of his employment agreement; (v) although Dr. Schleifer’s employment agreement provides for restrictive covenants, including a six-month non-compete obligation, no specific value has been ascribed to these covenants solely for purposes of assessing excise tax liabilities and potential cutbacks; and (vi) although certain payments to Dr. Schleifer would be subject to potential delays upon separation of service under Section 409A, we did not attempt to determine which, if any, payments would be delayed or revise the values to reflect any such delay.
2Equal to three times the sum of (a) Dr. Schleifer’s 2025 base salary and (b) the average annual cash incentive paid to Dr. Schleifer for performance in the three completed years prior to the termination date. For purposes of this calculation, we used Dr. Schleifer’s annual cash incentives for performance in
2022, 2023, and 2024.
3Equal to the estimated cost of providing Dr. Schleifer and his dependents medical, dental, and life insurance benefits for 36 months.
4We maintain $1 million of term life insurance covering Dr. Schleifer payable to his designated beneficiary.
5There is no value ascribed for equity award acceleration as all of Dr. Schleifer’s then-outstanding equity awards (stock options and the 2020 PSUs) were fully vested as of December 31, 2025. With respect to the 2020 PSUs, the terms of the award agreement provide that the Holding Period (i) will end early in the case of (a) Dr. Schleifer’s death or disability or (b) a change in control of the Company and (ii) will continue for its full term in the case of a termination by the Company without cause or a departure by Dr. Schleifer for good reason (each as defined in his employment agreement).
6Under Dr. Schleifer’s employment agreement, if payments due in connection with a change of control are subject to excise taxes under Section 280G of the Internal Revenue Code, we will cut back the payments if the excise tax can be eliminated by reducing his cash severance payments and benefits by less than 10%. Otherwise, we will pay him an additional “gross up” amount so that his after-tax benefits are the same as though no excise tax had been applied. We have determined that Dr. Schleifer would not have been subject to excise taxes if he had been terminated on December 31, 2025 as a result of a change of control.
7Equal to 1.25 times the sum of (a) Dr. Schleifer’s 2025 base salary and (b) the average annual cash incentive paid to Dr. Schleifer for performance in the three completed years prior to the termination date. For purposes of this calculation, we used Dr. Schleifer’s year-end cash incentive awards for performance in 2022, 2023, and 2024.
8Equal to the estimated cost of providing Dr. Schleifer and his dependents medical, dental, and life insurance benefits for 18 months.
9Equal to the estimated cost of providing Dr. Schleifer’s dependents medical and dental benefits for 18 months.
10Represents 35% of Dr. Schleifer’s 2025 salary over a period of 18 months. We have assumed long-term disability coverage exists pursuant to
Dr. Schleifer’s employment agreement for the remaining 65% of Dr. Schleifer’s salary.

88	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Change in Control Severance Plan
Each of the NEOs, other than our CEO, participates in our change in control severance plan that was adopted by the board of directors on January 20, 2006. The purposes of the plan are (i) to help us retain key employees, (ii) to help maintain the focus of such employees on our business and to mitigate the distractions caused by the possibility that we may be the target of an acquisition, and (iii) to provide certain benefits to such employees in the event their employment is terminated (or constructively terminated) after, or in contemplation of, a change in control. On November 14, 2008, the change in control severance plan was amended and restated to bring it into compliance with Section 409A.
Under the plan, each participant is entitled to receive a cash severance payment in an amount equal to one, or, in designated cases, including with respect to the NEOs other than Dr. Schleifer, two times the sum of the participant’s annual base salary and his or her average annual cash incentive over the prior three years if, within two years after or
180 days before a change in control, either the participant resigns his or her employment for Good Reason (as defined in the plan) or the participant’s employment is terminated by the Company for any reason other than Cause (as defined in the plan). This amount will be paid in a lump-sum severance payment. A participant so terminated is also entitled to receive a pro-rata annual cash incentive for the year in which he or she is terminated based on the portion of the year the participant was employed by us. In addition, for either one or two years, as the case may be, plan participants will receive continuation of health care coverage and welfare benefits provided by us, to the extent permitted by our benefit plans, at a cost no greater than what the participant’s cost would have been if he or she had continued his or her employment with the Company.
In the event that a plan participant resigns his or her employment for Good Reason (which generally conforms to the definition in Section 409A), or the participant’s employment is terminated by the Company for any reason other than
Cause, in either case within two years after or 180 days before a change in control, then, unless otherwise provided in an award agreement, the participant’s stock options and other equity awards granted under our long-term incentive plans that would have vested prior to or upon the change in control will become vested on the change in control date, and the exercise period of such equity awards, and other equity awards held by the participant that otherwise would have expired, will be extended to the later of (i) 30 days following the first date after a change in control in which the shares underlying the equity award may be traded, and (ii) the permitted exercise date in the plan or grant assuming the change in control happened immediately prior to the participant’s termination. However, in no event will any stock option or other equity award be extended (i) beyond the expiration date of the grant, or (ii) such that the grant will be subject to the additional tax under Section 409A of the Internal Revenue Code.
In the event that a participant would become subject to a “golden parachute” excise tax under Section 4999 of the Internal
Revenue Code as a result of severance benefits and payments, the severance benefits and payments owed to the participant shall be reduced to an amount one dollar less than the amount that would subject the participant to the excise tax, unless the total severance benefits/payments net of the excise taxes are greater than the amount that the participant would receive following any such reduction.
The following table shows the potential payments to our NEOs (other than our CEO), upon their hypothetical termination
(other than for Cause) or resignation for Good Reason, in the two years following, or the 180 days prior to, a change in control. The information in the table below assumes an effective termination or resignation date of December 31, 2025 and is further based on the assumptions set forth in the footnotes to the table; actual values and amounts may differ from those presented below.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	89

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Potential Payments under Change in Control Severance Plan

	Cash Severance[1] ($)	Benefits Continuation[2] ($)	Value of Accelerated Equity Awards[3] ($)	Cutback[4] ($)	Total Amount[5] ($)
George D. Yancopoulos, M.D., Ph.D.	11,894,027	128,496	—	—	12,022,523
Christopher Fenimore	2,363,468	214,587	6,750,601	—	9,328,656
Daniel P. Van Plew	3,957,669	214,769	9,256,572	—	13,429,010
Andrew J. Murphy, Ph.D.	3,312,477	141,053	9,397,759	—	12,851,289
Joseph J. LaRosa	3,687,789	140,696	6,264,128	—	10,092,613
1Equal to two times the sum of (a) the NEO’s 2025 base salary and (b) the average annual cash incentives paid to the NEO over the prior three years.
2Equal to the estimated cost of providing each NEO and his dependents medical, dental, vision, disability, and life insurance coverage for 24 months, plus the estimated cost of providing each NEO tax and financial planning advisory services for 24 months.
3For stock options, equal to the aggregate amount of the differences between the exercise prices of each NEO’s accelerated “in-the-money” stock options and the closing sales price per share of the Company’s common stock on the Nasdaq Global Select Market on December 31, 2025, of $771.87. In the
case of Messrs. Fenimore, Van Plew, and LaRosa and Dr. Murphy, the amounts also include the value as of December 31, 2025 of accelerated RSAs.
There is no value ascribed to the 2020 PSUs held by Dr. Yancopoulos as they were fully vested as of December 31, 2025, but such PSUs remain subject to the Holding Period that will end early in the case of a change in control of the Company under the terms of the award agreement.
4We have determined (using the assumptions outlined in footnote 5) that none of the NEOs listed in the table above would have been subject to any cutbacks or excise taxes if terminated on December 31, 2025.
5For purposes of these calculations, (i) we used base salaries as of December 31, 2025, and annual cash incentives paid to the NEOs for performance in
2022, 2023, and 2024, respectively; (ii) we assumed that each NEO received his annual cash incentive that was earned in 2025 (described in the
Summary Compensation Table above); (iii) we took into consideration, for purposes of determining whether each NEO was subject to a reduction under the terms of the change in control severance plan, the fact that each NEO’s unvested equity awards may vest in full or in part following a change in control (parachute payments for time vesting stock options and restricted stock were valued using Internal Revenue Code Treas. Reg. Section 1.28G-1
Q&A 24(c)); (iv) we assumed a 9.0% annual increase in medical premiums, 4.5% annual increase in dental premiums, 3% annual increase in vision premiums, and no increase in disability or life insurance premiums or employer cost of tax and financial planning advisory services for 2026 and 2027;
(v) we assumed that the medical insurance benefits received in 2026 and 2027 would be taxable and that the NEOs would be eligible for a tax gross-up for these benefits under the terms of the change in control severance plan; (vi) although the change in control severance plan provides for restrictive covenants, including a one-year covenant prohibiting the solicitation of Company employees, no specific value has been ascribed to these covenants for purposes of assessing excise tax liabilities and potential cutbacks; and (vii) although certain payments to the NEOs would be subject to potential delays upon separation of service under Section 409A, we did not attempt to determine which, if any, payments would be delayed or revise the values to reflect any such delay.

90	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Additional Compensation Information
Annual Cash Incentives
We originally adopted our Cash Incentive Bonus Plan for purposes of allowing our annual cash incentives to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code and permitting us to deduct cash incentive compensation that might otherwise not be deductible by reason of Section 162(m) (as in effect at the time of adoption). Although the performance-based compensation exception for compensation has since been eliminated, we have continued to use the Cash Incentive Bonus Plan for annual cash incentives because we believe it furthers our compensation philosophy and objectives regardless of tax treatment. In connection with the 2025 annual cash incentives for the NEOs and certain other senior executives, in March 2025 the Compensation Committee set up a cash incentive pool under the Cash Incentive Bonus Plan; specified maximum allocations of this pool to such executives; and established a R&D-related performance goal consisting of (i) the submission of one or more Investigational New Drug Applications,
Biologics License Applications, or supplemental Biologics License Applications with the FDA (or its equivalent outside the
United States) or (ii) the approval of any regulatory filing of the type described in clause (i) by the FDA or the applicable regulatory authority outside the United States. In November 2025, the Compensation Committee determined that
Regeneron’s performance in 2025 exceeded the established goal, thus enabling the funding of the cash incentive pool.
The Compensation Committee then exercised “negative discretion” (as permitted under the Plan) to reduce the respective allocations of such pool for each NEO. In exercising negative discretion for the NEOs, the Compensation Committee determined that their annual cash incentives should be set consistent with the Company’s historical practice of using a formula that utilizes their respective cash incentive targets, a corporate performance component, and, if applicable, an individual performance component, as described below.
The targets for the 2025 annual cash incentives for the NEOs were unchanged year over year (with the exception of
Mr. Fenimore in light of his promotion to Executive Vice President effective January 1, 2025) and set as percentages of their respective base salaries as follows: Drs. Schleifer and Yancopoulos—120%; and Messrs. Fenimore, Van Plew, and
LaRosa and Dr. Murphy—65%.
For 2025, Dr. Schleifer’s cash incentive target amount represented approximately the median of the Peer Group. In determining the cash incentive target for Dr. Yancopoulos, the Compensation Committee took into consideration the importance of his scientific leadership as President & CSO and the significant contributions he has made to the success of the Company and, specifically, to the discovery and development of the Company’s commercial products, its pipeline of internally developed product candidates, and its platform technologies. The Compensation Committee determined that there were no meaningful comparative data for Dr. Yancopoulos relating to similarly situated executives and that his cash incentive target for 2025 would be set to equal Dr. Schleifer’s. In determining the cash incentive targets for 2025 for
Messrs. Fenimore, Van Plew, and LaRosa and Dr. Murphy, the Compensation Committee took into consideration the compensation of similarly situated executive officers at companies in the Peer Group.
Other than with respect to Drs. Schleifer and Yancopoulos as discussed below, the cash incentives were determined through the use of both an individual and a Company performance component with a range of 0 to 1.5 for the personal performance multiplier and a range of 0 to 2.0 for the Company performance multiplier, depending upon performance during the year. Both the personal performance multiplier (if applicable) and the Company performance multiplier were determined by the Compensation Committee for each NEO based on the Committee’s assessment of the Company’s performance in accordance with the framework described under the subsection “Compensation Discussion and Analysis—
Components of Executive Pay: What We Pay and Why We Pay It—Annual Cash Incentives” and, in the case of each of
Messrs. Fenimore, Van Plew, and LaRosa and Dr. Murphy, the NEO’s personal performance during the year.
With respect to 2025, the Compensation Committee approved a personal performance multiplier of 1.5 for Messrs.
Fenimore and LaRosa and Dr. Murphy and 1.45 for Mr. Van Plew. The personal performance component remained unchanged and accounted for 40% of these NEOs’ cash incentives. The Company component reflected the 2025
Company performance multiplier determined based on the Company’s overall corporate performance (as described below) in 2025. This Company performance component also remained unchanged and accounted for 60% of the cash incentives awarded to Messrs. Fenimore, Van Plew, and LaRosa and Dr. Murphy. In the case of Drs. Schleifer and
Yancopoulos, consistent with prior practice the Compensation Committee focused exclusively on overall Company performance in 2025 when determining their cash incentives and did not utilize a personal performance multiplier.

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In determining the annual cash incentive for Mr. Fenimore, the Compensation Committee gave special consideration to
Mr. Fenimore’s leadership of and accomplishments in the Company’s accounting, finance, and tax functions and across his other responsibilities, including the successful execution of the Company’s capital allocation priorities in 2025 through investment in R&D capabilities, funding of business development opportunities, and the return of cash to our shareholders through share buybacks and the Company’s newly initiated quarterly cash dividend program. In the case of Mr. Van Plew, the Compensation Committee focused primarily on Mr. Van Plew’s leadership of and accomplishments in the Company’s
Industrial Operations and Product Supply organization, including preparations for new product launches and expanded manufacturing capabilities, while also taking into account the Company’s ongoing challenges with third-party manufacturing fillers. In the case of Dr. Murphy, the Compensation Committee considered the progress and continued
expansion of the Company’s research and preclinical development pipeline, including several innovative research advances demonstrating potentially transformative first-in-class or best-in-class therapeutic approaches. In the case of
Mr. LaRosa, the Compensation Committee focused primarily on Mr. LaRosa's leadership of and accomplishments in the
Company's legal function, including his leadership of several significant favorable outcomes in legal proceedings related to intellectual property protection and other matters and contributions concerning key 2025 regulatory matters.
With respect to 2025, the Compensation Committee set the Company performance multiplier at 1.55. For a discussion of the framework that the Committee established and utilized in 2025 for its year-end assessment of Company performance and its determination of the Company performance multiplier, see the subsection “Compensation Discussion and Analysis
—Components of Executive Pay: What We Pay and Why We Pay It—Annual Cash Incentives.” Under the framework, the
Committee began its assessment with a review of performance across the entire organization to establish a baseline for the Company performance multiplier, taking into account the Company milestones for the year in review (discussed in the subsection “Compensation Discussion and Analysis—Components of Executive Pay: What We Pay and Why We Pay It—
Annual Cash Incentives”) as well as the additional performance factors shown below.

1	Product Pipeline and Development (Primary Factors)

Regulatory & Clinical Milestones;
Commercial Support
•Approval of new products or indications by the
FDA or applicable regulatory authorities outside
the United States
•Regulatory submissions for new products and
new indications
•Breakthrough Therapy or orphan drug
designations by the FDA (or its equivalent outside
the United States)
•Data readouts and key publications from
potentially pivotal/ registrational studies
•Initiation of new Phase 3 or Phase 2 studies

Progress in Earlier-Stage Clinical Programs;
New Candidates Advanced into
Clinical Development
•Data readouts and key publications from existing
Phase 1 studies
•Initiation of new Phase 1 studies
•Notable early research milestones
and collaborations

2	Finance and Operations (Secondary Factors)

	Financial Metrics; Capital Structure •Growth in total revenues •Growth in net product sales for key marketed products •Growth in profitability metrics •Collaboration agreements •Finance projects	Operational & Manufacturing •Marketing structure & strategy •Pricing, policy & legal developments •Successful completion of audits •Expansion of facilities •Increase in manufacturing capabilities

3	Talent, Culture, and Corporate Responsibility (Secondary Factors)

	Talent Management & Retention •Growth of global workforce to support our long- term strategic objectives •Employee retention and below-industry attrition rate •Outside recognition and employee feedback	Corporate Responsibility •Corporate responsibility and sustainability activities, reporting, ratings, and rankings •Corporate giving •Philanthropic and citizenship programs

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Perquisites and Personal Benefits
All employees who participate in our 401(k) Savings Plan, including the NEOs, are eligible to receive certain matching contributions. In each plan year, we contribute to each participant’s account a matching contribution (in the form of shares of our common stock) equal to a specified percentage of the participant’s compensation that the participant has contributed to the plan, up to a maximum level established under the Internal Revenue Code. Each of our NEOs participated in our 401(k) Savings Plan during 2025 and received matching contributions in the aggregate amount of
$15,500 in the form of shares of our common stock. The contributions were paid quarterly up and until the maximum level was reached and are included in the compensation amounts reported for each of our NEOs in the Summary
Compensation Table included in this proxy statement. As with all employees, the number of shares of common stock that each NEO received in a particular quarter was determined using the average market price per share of our common stock during that quarter.
Subject to any existing contractual obligations, other Company policies, and applicable legal requirements, our NEOs are eligible to receive certain perquisites that, in the Compensation Committee’s judgment, serve a business purpose or are otherwise needed to further Regeneron’s business objectives. Any perquisites provided to our NEOs must be in compliance with a Compensation Committee-approved policy regarding senior officer perquisites and are periodically reviewed by the Committee. Certain of the perquisites provided to our NEOs in, or with respect to, 2025 are described below, and additional information is given in the applicable footnotes to the Summary Compensation Table included in this proxy statement.
To achieve increased efficiencies and a more secure traveling environment, the Company provides air transportation for certain executive and director travel in accordance with guidelines approved by our board of directors. Based on the recommendation of an independent, third-party security study, the guidelines and our security policy require Drs. Schleifer and Yancopoulos to use, as much as practicable, Company-provided aircraft for all business and personal air travel.
Family members or other guests may accompany Drs. Schleifer and Yancopoulos during Company-provided air travel, space permitting, so long as, except as provided below, they cover any incremental cost related to such guests.
Regeneron covers the cost of any such personal air travel for up to $300,000 in incremental cost (as described below)
annually for each of Drs. Schleifer and Yancopoulos (as well as their permitted guests). Family members or other guests may also accompany our other NEOs and directors during Company-provided air business travel, space permitting, so long as they cover any incremental cost related to such guests. In addition, in limited circumstances personal use of
Company-provided air travel by our other NEOs or directors may be permitted if authorized by either co-Chair of the Board and any incremental cost is paid by the lead passenger. Any required reimbursement or other payment of the incremental cost is made to the extent permitted by applicable Federal Aviation Administration rules.
We determine the incremental cost of any Company-provided personal or guest air travel based on the direct variable operating cost. Items included in the calculation include (as applicable) fuel costs; landing, non-home-base hangar or aircraft parking, and ground handling fees; in-flight catering; travel, lodging, and other expenses for flight crew; and other trip-related variable cost, including the use of our fractional jet interests. Because Company-provided air transportation is used primarily for business travel, incremental costs exclude fixed costs that generally do not change based on usage, such as (as applicable) flight crew salaries; aircraft purchase or lease costs; depreciation; insurance costs; certain maintenance fees based on minimum usage; and home-base hangar costs. When the aircraft is already flying to a destination for business purposes, only the direct variable costs associated with the guest (for example, catering), if any, are included in determining the aggregate incremental cost to Regeneron. If any aircraft flies empty before picking up or after dropping off a passenger for personal reasons, this “deadhead” segment would be included in the aggregate incremental cost based on the methodology described above. The amount of disallowed corporate tax deductions attributable to Company-provided personal and guest air travel is not included in the NEO incremental cost calculation.

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The security policy also covers other security services consisting of secure car transportation, on-site residential security at the primary residence for each of Drs. Schleifer and Yancopoulos, and 24/7 personal security services for Drs. Schleifer and Yancopoulos. Such services are rendered by third-party providers and/or full-time employees of the Company depending on availability and time of day. The incremental costs of such services are calculated based on the methodology described below and exclude costs that the Company would have incurred in any event, such as the ordinary wages, taxes, and benefits of drivers that are employed full-time by the Company for business travel and the costs of security services provided at the Company’s offices during normal business hours. We generally calculate the incremental costs of such services based on (a) an assumed fuel cost per mile (based on then applicable standard mileage rates published by the Internal Revenue Service) times total miles traveled in connection with secure car transportation for personal travel or security services outside of the office; (b) the amount paid by the Company to the third-party providers of such services or any overtime wages of, and out-of-pocket expenses incurred by, full-time employees of the Company attributed to such services; and (c) the costs of leasing or renting vehicles dedicated to the provision of such services.
Amounts associated with personal or guest Company-provided air transportation and other security services are imputed as income to the NEOs to the extent required by applicable tax regulations. The NEOs do not receive a tax gross-up from us to cover their personal income tax obligations in respect of any such imputed income.
The amounts disclosed in the “All other compensation” column of the Summary Compensation Table relating to personal and guest use of Company-provided air transportation and other security services in accordance with our security policy attributable to Drs. Schleifer and Yancopoulos are based on the incremental cost resulting from such transportation/
services as described above.
The Corporate Governance and Compliance Committee monitors business and any personal or guest Company-provided air travel on a periodic basis.
Potential Severance Payments
The award agreements governing unvested equity awards for our NEOs and other employees include a “double trigger”
provision for the acceleration of vesting of unvested awards upon a termination by the Company without cause or by the employee for good reason within two years following a change in control.
Our CEO has an employment agreement that provides for certain severance benefits following termination, including following death or disability, resignation following defined “good reason” events, or termination in connection with a change in control. The other NEOs are covered by a change in control severance plan, which provides certain benefits to them and other designated officers if they are terminated in connection with a change in control. In addition, in the case of our CSO, stock option, RSA, and PSU award agreements applicable to his awards provide that he would have a “good reason” for terminating his employment with Regeneron upon or within two years after the occurrence of a change in control if the employment of our CEO has ended due to our CEO’s involuntary termination (as defined in the CEO’s employment agreement). Information regarding applicable payments under this employment agreement and change in control severance plan is provided in the subsection “2025 Executive Compensation Tables—Post-Employment
Compensation.”
Our NEOs will forfeit any unvested stock options or RSAs upon the termination of their employment for any reason
(including disability or retirement) other than death, except as provided in our change in control severance plan. In the event of the death of an employee, any unvested stock options held by such employee become immediately exercisable, and any shares subject to RSAs/RSUs will become fully vested. For information regarding the value of accelerated equity awards held by our CEO and other NEOs (as applicable) as of December 31, 2025, see the subsection “2025 Executive
Compensation Tables—Post-Employment Compensation” in the table entitled “Potential Severance Payments under
Dr. Schleifer’s Employment Agreement” (for our CEO) and the table entitled “Potential Payments under Change in Control
Severance Plan” (for other NEOs).

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When employees retire, they forfeit all unvested stock options and RSAs. An employee considered “retirement eligible”
upon separation under our employee policies as in effect from time to time has the remaining life of the 10-year stock option term to exercise stock options that are vested as of the date of his or her retirement.
The change-in-control severance benefits provided to our NEOs are designed to promote stability and continuity of our senior management and are intended to preserve employee morale and productivity and encourage retention in the face of the disruptive impact of an actual, threatened, or rumored change in control of the Company. These severance benefits were established following a review of comparable practices at the Company’s peer companies and with the advice of the
Compensation Committee’s consultant.
We have no pension, deferred compensation, or retirement plans applicable to our NEOs, other than our 401(k) Savings
Plan described above and except as described under “Nonqualified Deferred Compensation at 2025 Fiscal Year-End” in
respect of certain vested PSUs that remain subject to a mandatory deferral and holding period.
Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of
Regulation S-K, we are required to disclose the median of the annual total compensation of our employees (excluding our principal executive officer), the annual total compensation of our principal executive officer, Dr. Schleifer, and the ratio of these two amounts.
We have determined the total compensation of our median employee (based on the 2025 annual total compensation of our employees, excluding Dr. Schleifer) to be $174,138. The total 2025 compensation of Dr. Schleifer, as reported in the
Summary Compensation Table above, was $7,280,549. Accordingly, the ratio of the 2025 annual total compensation of
Dr. Schleifer to the median of the 2025 annual total compensation of our employees was approximately 42 to 1.
For 2025, we identified the median employee as of December 31, 2025 by (i) aggregating for each applicable employee
(a) annual base salary for salaried employees (or wages plus overtime, based on annual work schedule, for permanent hourly employees), (b) the target annual cash incentive, and (c) the grant date fair value of any equity awards granted during 2025, and (ii) ranking this compensation measure from lowest to highest. This calculation was performed for all employees, excluding Dr. Schleifer, whether employed on a full-time, part-time, or seasonal basis. For purposes of identifying the median employee, we converted amounts paid in foreign currencies to U.S. dollars based on the applicable 2025 average exchange rate. This process resulted in the identification of two employees whose 2025 compensation was significantly lower than that of adjacent employees. As a result, we substituted an alternate employee whose compensation was consistent with that of surrounding employees near the median, identified as discussed above.
We believe that the pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

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Pay Versus Performance
As required by Item 402(v) of Regulation S-K, the following table and accompanying footnotes and discussion provide certain information regarding executive compensation of our principal executive officer (“PEO”) and non-PEO NEOs
(“Non-PEO NEOs”) and measures of Company performance for the years presented. Except where expressly stated, the information presented below was not considered by the Compensation Committee in structuring our executive compensation program for the years presented, and the reader should instead refer to the section “Compensation
Discussion and Analysis” for a description of the philosophy, objectives, and structure of our pay program.

A	B	C	D	E	F	G	H	I
					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO ($)[1]	Compensation “Actually Paid” to PEO ($)[1,2,3]	Average Summary Compensation Table Total for Non-PEO NEOs ($)[1]	Average Compensation “Actually Paid” to Non-PEO NEOs ($)[1,2,3]	TSR ($)	Peer Group TSR ($)[4]	Net Income ($)	Stock Price ($)[5]
2025	7,280,549	38,950,031	7,730,237	14,697,023	159.77	200.89	4,504,900,000	771.87
2024	6,823,034	(37,696,190)	6,073,090	(9,153,791)	147.45	156.19	4,412,600,000	712.33
2023	8,184,338	141,071,193	6,713,442	46,896,425	181.80	143.88	3,953,600,000	878.29
2022	7,004,069	98,786,583	8,061,639	32,174,465	149.34	138.51	4,338,400,000	721.49
2021	6,470,514	123,744,652	7,548,928	40,168,860	130.72	124.39	8,075,300,000	631.52
1Leonard S. Schleifer, M.D., Ph.D. was our PEO for each year presented. George D. Yancopoulos, M.D., Ph.D., Daniel P. Van Plew, and
Andrew J. Murphy, Ph.D. were among the Non-PEO NEOs for each year presented along with Robert E. Landry for 2021 through 2024,
Joseph J. LaRosa for 2021 and 2025, Marion McCourt for 2022, and Christopher Fenimore for 2024 and 2025.
2The amounts shown for “Compensation “Actually Paid”” have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect total compensation as reported in the Summary
Compensation Table with certain adjustments as described in footnote 3 below.
3“Compensation “Actually Paid”” reflects the exclusions and inclusions of equity awards for the PEO and the Non-PEO NEOs as set forth below and calculated in accordance with FASB ASC Topic 718 using the valuation methodologies and assumptions set forth in the calculation of the grant date fair value of these awards as disclosed in the Company’s audited financial statements for the fiscal year in which the equity awards were granted.
The “Exclusion of Stock Awards and Option Awards from Summary Compensation Table” columns in the tables below reflect the aggregate amounts reported in the Summary Compensation Table for the applicable year in the “Stock Awards” and “Option Awards” columns.

Year	Summary Compensation Table Total for PEO ($)	Exclusion of Stock Awards and Option Awards from Summary Compensation Table for PEO ($)	Inclusion of Item 402(v) Equity Award Values for PEO ($)	Compensation “Actually Paid” to PEO ($)
2025	7,280,549	0	31,669,482	38,950,031

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Exclusion of Stock Awards and Option Awards from Summary Compensation Table for Non-PEO NEOs ($)	Inclusion of Item 402(v) Equity Award Values for Non-PEO NEOs ($)	Average Compensation “Actually Paid” to Non-PEO NEOs ($)
2025	7,730,237	(4,699,568)	11,666,354	14,697,023

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The “Inclusion of Item 402(v) Equity Award Values” columns in the tables above are derived from the dollar values set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for PEO ($)	Total—Inclusion of Equity Values for PEO ($)
2025	0	0	0	31,669,482	0	0	31,669,482

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Non- PEO NEOs ($)	Total—Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	5,237,392	356,324	0	6,072,638	0	0	11,666,354
4The Peer Group TSR shown in this table utilizes the NASDAQ US Benchmark Pharmaceuticals Total Return Index (“NQ US Pharma Index”), which we also utilized in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Reports on Form 10-K for the years reflected in the table above. The comparison assumes $100 was invested for the period starting December 31, 2020 through December 31 of the applicable fiscal year in each of the Company’s common stock and the NQ US Pharma Index. All dollar values assume reinvestment of the pre-tax value of dividends paid by companies included in the NQ US Pharma Index. The historical stock price performance of our common stock shown is not necessarily indicative of future stock price performance.
5Pursuant to Item 402(v) of Regulation S-K, we determined our stock price to be the most important financial performance measure used to link Company performance to Compensation “Actually Paid” to our NEOs in 2025. This performance measure may not have been the most important financial performance measure for prior years and we may determine a different financial performance measure to be the most important such measure in future years.
Description of Relationship Between NEO Compensation “Actually Paid” and Total
Shareholder Return
The following chart sets forth the relationship between Compensation “Actually Paid” to our PEO, the average of
Compensation “Actually Paid” to our Non-PEO NEOs, each as set forth in the Table above, and the Company’s cumulative
TSR over the five-year period from 2021 through 2025. The following chart also compares the Company’s cumulative TSR over the five-year period from 2021 through 2025 to that of the NQ US Pharma Index over the same time period.
PEO and Average Non-PEO NEO Compensation “Actually Paid” Versus Regeneron TSR and
Peer Group TSR, 2021-2025
$200.9
$130.7
$159.8
$143.9
$138.5
$124.4
Fiscal Year

PEO Compensation “Actually Paid”	Average Non-PEO NEO Compensation “Actually Paid”
REGN TSR	NQ US Pharma Total Return Index TSR

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Description of Relationship Between NEO Compensation “Actually Paid” and Net Income
The following chart sets forth the relationship between Compensation “Actually Paid” to our PEO, the average of
Compensation “Actually Paid” to our Non-PEO NEOs, and our net income during years 2021 through 2025, each as set forth in the table above.
PEO and Average NEO Compensation “Actually Paid” Versus Regeneron Net Income, 2021-2025
$3,953.6
$4,338.4
Fiscal Year

PEO Compensation “Actually Paid”	Average Non-PEO NEO Compensation “Actually Paid”
REGN Net Income
Description of Relationship Between NEO Compensation “Actually Paid” and Stock Price
The following chart sets forth the relationship between Compensation “Actually Paid” to our PEO, the average of
Compensation “Actually Paid” to our Non-PEO NEOs, and the closing price of our common stock on the last trading day of years 2021 through 2025, each as set forth in the table above.
PEO and Average Non-PEO NEO Compensation “Actually Paid” Versus Regeneron Stock Price, 2021-2025
$631.52
Fiscal Year

PEO Compensation “Actually Paid”	Average Non-PEO NEO Compensation “Actually Paid”
REGN Stock Price
2025 Tabular List of Most Important Financial and Non-Financial Performance Measures
The following table presents the financial and non-financial performance measures that the Company considers to have been the most important in linking Compensation “Actually Paid” to our PEO and our Non-PEO NEOs in 2025 to Company
performance. The measures in this table are not ranked.

Stock Price	Regulatory submissions for new products or indications
TSR	Positive data readouts
Non-GAAP diluted EPS	New Investigational New Drug Applications
Approvals of new products or indications

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Equity Compensation Information
Corporate Governance Aspects of the Second Amended and Restated Regeneron
Pharmaceuticals, Inc. 2014 Long-Term Incentive Plan
The Second Amended and Restated Regeneron Pharmaceuticals, Inc. 2014 Long-Term Incentive Plan (referred to in this subsection as the “Plan”) is the only plan currently used by the Company to grant equity awards. The Plan was approved by shareholders and is designed to promote best practices by reinforcing the alignment between equity compensation arrangements for employees and non-employee directors and the interests of shareholders. The provisions that promote such best practices include:

Provision	Description
No Discounted Stock Options or Stock Appreciation Rights	Stock options and stock appreciation rights are not granted with an exercise or base price less than the fair market value of common stock (as defined in the Plan) on the date of grant.
No Stock Option or Stock Appreciation Right Re-pricing or Exchange
Except for equitable adjustments in connection with specific corporate transactions
(such as stock splits, recapitalizations, reorganizations, mergers, consolidations, and similar transactions), the Plan does not permit a decrease in the exercise price or base price of a stock option or stock appreciation right granted under the Plan through settlement, cancellation, forfeiture, exchange, surrender, or otherwise below the fair market value of common stock (as defined in the Plan) on the date of grant.

Recoupment (Clawback) Policy
Awards granted to our officers and other specified employees under the Plan are subject to recoupment or reduction in accordance with the terms of our
Clawback Policy. This Clawback Policy was supplemented in 2023 (as required by amended listing standards of the Nasdaq Stock Market LLC) to provide for recovery of incentive-based compensation of specified officers in the event an accounting restatement renders such compensation erroneously received.

Independent Administration
The Plan is administered by the Compensation Committee, which is intended to be comprised solely of non-employee directors each of whom meets the additional independence criteria applicable to compensation committee members under the listing standards of the Nasdaq Stock Market LLC and qualifies as a “Non-
Employee Director” pursuant to Rule 16b-3 under the Exchange Act.

No “Evergreen” Provision	The Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance thereunder can be automatically replenished.
No Tax Gross-ups	The Plan does not provide for any tax gross-ups.

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Key Equity Metrics
The following table summarizes some key metrics relating to the equity component of our compensation program. When evaluating the information below and comparing Regeneron to other companies, it is important to keep in mind the following two differentiating factors:
1.Significant increase in the number of Regeneron’s employees. From the beginning of 2023 to the end of 2025, the number of Regeneron’s employees increased 30%.
2.Regeneron’s broad-based equity compensation program. This program covers employees at all levels through initial equity grants to all new hires and annual equity grants.

	2025	2024	2023
Unadjusted Burn Rate[1]	2.00%	3.22%	2.69%
Adjusted Burn Rate[1]	4.03%	5.47%	4.45%
Overhang[2]	21.82%	21.80%	23.38%
Dilution[3]	13.68%	13.52%	14.45%
1Calculated by dividing (a) the sum of the number of shares subject to (i) stock options, RSAs, and RSUs granted during the year and (ii) PSUs earned during the year (if any), by (b) the basic weighted-average number of shares of common stock and Class A stock outstanding during the year. For
“Adjusted Burn Rate,” a multiplier of 2.5 is applied to RSAs, RSUs, and PSUs.
2Calculated by dividing (a) the sum of (i) the number of shares subject to equity awards (stock options and unvested or deferred RSAs, RSUs, and PSUs
(assuming, in the case of unvested PSUs, maximum payouts earned)) outstanding at the end of the year and (ii) the number of shares available for future grants under the Plan at the end of the year, by (b) the sum of (i) the number of shares of common stock and Class A stock outstanding at the end of the year, (ii) the shares subject to equity awards (stock options and unvested or deferred RSAs, RSUs, and PSUs (assuming, in the case of unvested PSUs, maximum payouts earned)) outstanding at the end of the year, and (iii) the number of shares available for future grants under the Plan at the end of the year.
3Calculated by dividing the number of shares subject to equity awards (stock options and unvested or deferred RSAs, RSUs, and PSUs (assuming, in the case of unvested PSUs, maximum payouts earned)) outstanding at the end of the year by the sum of (i) the number of shares of common stock and
Class A stock outstanding at the end of the year and (ii) the shares subject to equity awards (stock options and unvested or deferred RSAs, RSUs, and
PSUs (assuming, in the case of unvested PSUs, maximum payouts earned)) outstanding at the end of the year.

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Equity Compensation Plan Information
The following table shows information with respect to securities authorized for issuance under the equity compensation plans maintained by the Company as of December 31, 2025.

	A	B	C
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options, warrants, and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A)
Equity compensation plans approved by security holders[1]	13,536,938[3] shares of common stock	596.65[4]	12,422,530 shares of common stock[5]
Equity compensation plans not approved by security holders[2]	—	—	44,246 shares of Class A stock
Total	13,536,938 shares of common stock	596.65	12,466,776 shares of common stock and Class A stock
1The equity compensation plans approved by the security holders are the Regeneron Pharmaceuticals, Inc. 2014 Long-Term Incentive Plan; the Amended
and Restated Regeneron Pharmaceuticals, Inc. 2014 Long-Term Incentive Plan; and the Second Amended and Restated Regeneron Pharmaceuticals,
Inc. 2014 Long-Term Incentive Plan. The Second Amended and Restated Regeneron Pharmaceuticals, Inc. 2014 Long-Term Incentive Plan is the only plan currently used by the Company to grant equity awards.
2The equity compensation plan not approved by the security holders is the Executive Stock Purchase Plan. It was adopted in 1989 and provides for the
Compensation Committee of the board of directors to award employees, directors, consultants, and other individuals who render service to the Company the right to purchase Class A stock at a price set by the Compensation Committee. The Plan provides for the vesting of shares as determined by the
Compensation Committee; should the Company’s relationship with a Plan participant terminate before all shares are vested, unvested shares will be repurchased by the Company at a price per share equal to the original amount paid by the Plan participant. As of December 31, 2025, there were no unvested shares and 44,246 shares of Class A stock available for future grants under the Plan.
3This amount consists of (i) 11,766,085 shares to be issued upon exercise of outstanding options, (ii) 380,699 shares to be issued upon vesting of outstanding RSUs, and (iii) 1,390,154 shares to be issued upon vesting and/or delivery of outstanding PSUs (assuming, in the case of unvested PSUs, maximum payouts earned).
4The calculation of the weighted-average exercise price does not include the 380,699 shares to be issued upon vesting of RSUs or the 1,390,154 shares to be issued upon vesting and/or delivery of PSUs (assuming, in the case of unvested PSUs, maximum payouts earned), as RSUs and PSUs do not have an exercise price.
5This amount is net of 2,792,957 outstanding RSAs. As these shares are issued and outstanding upon grant, they are not included in the amounts reported in column A.

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Proposal No. 3 Advisory Vote on Compensation of Named Executive Officers (Say-on-Pay)

The board of directors recommends a vote, on an advisory basis, FOR approval of the compensation of our Named Executive Officers as disclosed in this proxy statement.

As required by Section 14A of the Exchange Act, we are seeking, on an advisory basis, shareholder approval of the compensation of our NEOs as disclosed above (“say-on-pay” proposal). Specifically, shareholders are being asked to approve the following advisory resolution:
RESOLVED, that the shareholders of Regeneron Pharmaceuticals, Inc. hereby approve the compensation of the
Company’s Named Executive Officers, as disclosed in the Company’s proxy statement relating to the Company’s 2026
Annual Meeting (the “Proxy Statement”) pursuant to the compensation disclosure rules of the Securities and Exchange
Commission (which disclosure includes the Compensation Discussion and Analysis, the compensation tables, and the related compensation information contained in the Proxy Statement).
In determining to recommend that shareholders approve the say-on-pay proposal, the board of directors considered, among other factors discussed under “Compensation Discussion and Analysis” above, the Company's accomplishments in 2025. Information regarding compensation of the relevant NEOs for 2025 is provided in the Summary Compensation
Table included in this proxy statement.
The board of directors recommends a vote FOR approval of the compensation of our NEOs as disclosed in this proxy statement. As an advisory vote, this proposal is non-binding on the Company. However, the board of directors and the
Compensation Committee value your opinion and will review and consider the voting results in connection with their ongoing evaluation of our compensation program.

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Other Matters

General Information About the Meeting

When is the Annual Meeting?
Friday, June 12, 2026

What time is the Annual Meeting?
10:30 a.m., ET

Where is the Annual Meeting?
The Annual Meeting will be held virtually via the Internet at
www.virtualshareholdermeeting.com/REGN2026. We
have designed the format of the Annual Meeting to ensure
that shareholders are afforded similar rights and
opportunities to participate as they would at an
in-person meeting.
How can I attend the meeting?
Instructions on how to attend and participate via the
Internet are posted at
www.virtualshareholdermeeting.com/REGN2026. To
vote or submit questions during the meeting, you will need
the 16-digit control number included on the Notice of
Internet Availability of Proxy Materials (the “Notice”) or, if
you received a paper copy of the proxy materials, the
proxy card or voting instruction form you received.
Can I vote at the Annual Meeting?
Only shareholders of record at the close of business on
the record date, April 14, 2026, are entitled to vote at the
Annual Meeting. As of April 14, 2026, 103,021,886 shares
of common stock and 1,817,146 shares of Class A stock
were issued and outstanding. For all proposals, holders of
common stock and Class A stock vote together as a single
class, with the common stock being entitled to one vote
per share and the Class A stock being entitled to ten votes
per share.
To vote your shares, you will need the 16-digit control
number included on the Notice or, if you received a paper
copy of the proxy materials, the proxy card or voting
instruction form you received.
What is on the agenda for
the meeting?
1.Election of five directors for a one-year term
2.Ratification of the appointment of
PricewaterhouseCoopers LLP as the Company’s
independent registered public accounting firm for the
fiscal year ending December 31, 2026
3.Advisory vote to approve the compensation of the
Company’s Named Executive Officers as disclosed in
these proxy materials (say-on-pay)
Can I ask a question at the
Annual Meeting?
Shareholders who use the 16-digit control number that
was furnished to them (either on the Notice or, if you
received a paper copy of the proxy materials, the proxy
card or voting instruction form you received) to log on to
the meeting will be able to submit questions during the
meeting, as time permits. If you wish to submit a question
during the Annual Meeting, log on to the virtual meeting
website using the 16-digit control number, type your
question into the “Ask a Question” field, and click “Submit.”
Questions and answers may be arranged by topic and
substantially similar questions may be answered once. If
we run out of time to answer all of the questions
submitted, we will provide responses to the questions not
addressed on our website at www.regeneron.com on the
“Investors & Media” page.

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Will the Annual Meeting be available
for replay?
A replay of the Annual Meeting will be made publicly
available approximately 24 hours after the Annual Meeting
at www.virtualshareholdermeeting.com/REGN2026.
The replay will be available for one year.
Why did I receive a notice in the mail
regarding the Internet availability of
proxy materials instead of a paper
copy of the proxy materials?
The “Notice and Access” rules of the SEC permit us to
furnish proxy materials, including this proxy statement and
our 2025 Annual Report, to our shareholders by providing
access to such documents on the Internet instead of
mailing printed copies. Most shareholders received the
Notice and will not receive printed copies of the proxy
materials unless they request them. This method reduces
the environmental impact of the Annual Meeting. The
Notice will be mailed beginning on or about April 24, 2026.
The Notice includes instructions on how you may access
and review all of our proxy materials and the 2025 Annual
Report via the Internet. The Notice also includes
instructions on how you may vote your shares. If you
would like to receive a paper or electronic copy of our
proxy materials, you should follow the instructions in the
Notice for requesting such materials. Any request to
receive proxy materials by mail or e-mail will remain in
effect until you revoke it.
Can I vote my shares by filling out
and returning the Notice?
No. The Notice identifies the items to be voted on at the
Annual Meeting, but you cannot vote by marking the
Notice and returning it. The Notice provides instructions on how to vote via the Internet, by requesting and returning a
paper proxy card, or by voting at the meeting.
Why did I receive the Notice?
We sent you the Notice regarding this proxy statement
because Regeneron’s board of directors is asking
(technically called soliciting) holders of common stock and
Class A stock to provide proxies to be voted at our 2026
Annual Meeting of Shareholders or at any adjournment(s)
or postponement(s) of the meeting.
How are proxies voted?
If you vote by proxy in time for it to be voted at the Annual
Meeting, one of the individuals named as your proxy will
vote your shares as you have directed. If you submit a
proxy, but no indication is given as to how to vote your
shares as to a proposal, your shares will be voted in the
manner recommended by the board of directors. The
board of directors knows of no matter, other than those
indicated above under “What is on the agenda for the
meeting?”, to be presented at the Annual Meeting. If any
other matter properly comes before the Annual Meeting,
the persons named and designated as proxies will vote
your shares in their discretion.
Why didn’t I receive a notice in the
mail about the Internet availability of
the proxy materials?
Shareholders who previously elected to receive proxy
materials by e-mail will not receive the Notice in the mail.
Instead, these shareholders should have received an e-
mail with links to the proxy materials and the proxy voting
website. Shareholders who have previously asked to
receive paper copies of the proxy materials and
shareholders who participate and hold shares of common
stock in the Regeneron Pharmaceuticals, Inc. 401(k)
Savings Plan or the Regeneron Ireland Share Participation
Plan will receive paper copies of the proxy materials.

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What constitutes a quorum?
The presence at the Annual Meeting, in person or by
proxy, of the holders as of the record date of shares of
common stock and Class A stock having a majority of the
voting power of all shares of common stock and Class A
stock outstanding on the record date will constitute a
quorum for the transaction of business at the Annual
Meeting. Shares held as of the record date by holders who
are present or represented by proxy at the Annual Meeting
but who have abstained from voting or have not voted with
respect to some or all of such shares on any proposal to
be voted on at the Annual Meeting will be counted as
present for purposes of establishing a quorum.
How can I vote my shares without
attending the Annual Meeting?
We recommend that shareholders vote by proxy even if
they plan to attend the Annual Meeting via the Internet. If
you are a shareholder of record, there are three ways to
vote by proxy:
Via the Internet. You may vote by proxy via the Internet
by visiting www.proxyvote.com. You will need the 16-digit
control number included on the Notice or, if you received a
paper copy of the proxy materials, the proxy card or voting
instruction form you received. You may vote via the
Internet through 11:59 p.m., Eastern Time, on
June 11, 2026.
Via telephone. You may vote by proxy via telephone by
calling the toll-free number found on the proxy card or the
voting instruction form. You will need the 16-digit control
number included on the proxy card or voting instruction
form. You may vote via telephone through 11:59 p.m.,
Eastern Time, on June 11, 2026.
By mail. If you received printed copies of the proxy
materials, you may vote by proxy by completing the proxy
card or voting instruction form and returning it in the
envelope provided.
How can I attend and vote at the
Annual Meeting?
You may attend the Annual Meeting via the Internet at
www.virtualshareholdermeeting.com/REGN2026.
Shareholders who use the 16-digit control number that
was furnished to them (either on the Notice or, if you
received a paper copy of the proxy materials, the proxy
card or voting instruction form you received) to log on to
the meeting will be able to vote during the meeting.
What if during the Annual Meeting I
have technical difficulties or trouble
accessing the virtual
meeting website?
We will have technicians ready to assist you with any
technical difficulties you may have accessing the virtual
meeting website. If you encounter any difficulties
accessing the virtual meeting website during the meeting
time, please call the technical support number that will be
posted at www.virtualshareholdermeeting.com/
REGN2026.
If I am a Regeneron employee or
former employee, how do I vote
shares in the Company Stock Fund in
my 401(k) account or in the
Regeneron Ireland Share
Participation Plan?
If you participate and hold shares of common stock in the
Regeneron Pharmaceuticals, Inc. 401(k) Savings Plan,
you may provide voting instructions to Fidelity
Management Trust Company, the plan’s trustee,
(1) through the Internet at www.proxyvote.com by 11:59
p.m., Eastern Time, on June 9, 2026, (2) by calling
1-800-690-6903 by 11:59 p.m., Eastern Time, on June 9,
2026, or (3) by returning your completed proxy card by
mail. The trustee will vote your shares in accordance with
your instructions. If you do not provide timely voting
instructions to the trustee, the trustee will vote your shares in the same proportion as the shares for which the trustee
receives voting instructions from other participants in
the plan.
If you participate and hold shares of common stock in the
Regeneron Ireland Share Participation Plan, you may
provide voting instructions to Mercer Ireland Limited (an
affiliate of Marsh), who administers the Plan on behalf of
Irish Pensions Trust Limited, the trustees of the Plan. You
will receive a voting instruction form by mail sent directly to your home address, which you should complete, sign, and
return to Mercer by mail using the enclosed pre-paid
envelope or as an e-mail attachment in accordance with
the instructions provided by Mercer.

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Can I change my vote or revoke
my proxy?
Yes. You may change your vote or revoke your proxy at
any time before the proxy is exercised by voting again
electronically through the Internet or by telephone, by
mailing a new proxy card or voting instruction form, or by
attending the Annual Meeting (via the Internet) and voting.
If you are a record holder, you may also revoke your proxy
by filing with the Secretary of the Company, at or before
the taking of the vote at the Annual Meeting, a written
notice of revocation bearing a later date than the proxy
you previously submitted. Attendance at the Annual
Meeting will not have the effect of revoking a proxy unless
you vote at the Annual Meeting. If you hold your shares
through a broker, bank, or other nominee in “street name,”
you will need to contact them or follow the instructions in
the voting instruction form used by the firm that holds your shares to revoke your proxy. Only your latest dated proxy
we receive at or prior to the Annual Meeting will
be counted.
Who solicits proxies and bears the
cost of solicitation?
Solicitation of proxies may be made by mail, in person, or
by telephone by officers, directors, and other employees of
the Company, by employees of the Company’s transfer
agent, Equiniti Trust Company, LLC (“Equiniti”), and by
employees of Broadridge Financial Solutions, Inc.
(“Broadridge”). We will reimburse Equiniti, Broadridge, and
our banks, brokers, and other custodians, nominees, and
fiduciaries for their respective reasonable costs in the
preparation and mailing of proxy materials to
shareholders. In addition, we have engaged Innisfree M&A
Incorporated to assist in the solicitation of proxies and
provide related advice and informational support for a
service fee of $25,000 and the reimbursement of
customary disbursements and expenses. We will bear all
costs of the solicitation of proxies.
What are the board’s recommendations?
The board of directors recommends that you vote:

FOR election of each of the five nominated directors (Proposal No. 1)

FOR ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026 (Proposal No. 2)

FOR approval of the compensation of the Company’s Named Executive Officers as disclosed in these proxy materials (say-on-pay) (Proposal No. 3)

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What vote is required to approve each proposal?
The following table summarizes the voting requirements applicable to the proposals to be voted on at the Annual Meeting:

Proposal	Vote Required	Effect of Abstentions and Broker Non-Votes*	Broker Discretionary Voting Allowed?+

Proposal No. 1: Election of Directors
Majority of the votes cast. In accordance with
our director resignation policy, an incumbent
director who fails to receive the required
number of votes in an uncontested election
will be required to tender his or her
resignation to either co-Chair of the board of
directors for consideration by the Corporate
Governance and Compliance Committee.
		No effect – not considered votes cast on this proposal	No – brokers without voting instructions will not be able to vote on this proposal

Proposal No. 2: Ratification of the Appointment of PricewaterhouseCoopers LLP	Majority of the votes cast	No effect – not considered votes cast on this proposal	Yes – brokers without voting instructions will have discretionary authority to vote

Proposal No. 3: Say-on-Pay	Non-binding, advisory proposal. We will consider the matter approved if it receives the affirmative vote of a majority of the votes cast.	No effect – not considered votes cast on this proposal	No – brokers without voting instructions will not be able to vote on this proposal

*As noted above, abstentions will be counted as present for purposes of establishing a quorum at the Annual Meeting.
+Only relevant if you are the beneficial owner of shares held in “street name.” If you are a shareholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.
If any other matter is properly brought before the Annual Meeting, such matter also will be determined by the affirmative vote of a majority of the votes cast at the Annual Meeting.

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When are shareholder proposals and
nominations due for the 2027 Annual
Meeting of Shareholders?
A shareholder wishing to present a proposal at the 2027
Annual Meeting of Shareholders and have the proposal
included in our proxy statement must submit the proposal
in writing and it must be received by the Company at its
principal executive offices at 777 Old Saw Mill River Road,
Tarrytown, New York 10591-6707 by December 25, 2026,
and must satisfy the other conditions established by
the SEC.
Under our By-Laws, proposals of shareholders (other than
proposals to be included in our proxy statement) and
nominations of directors for election at the 2027 Annual
Meeting may be made only by a shareholder of record
who has given notice of the proposal or nomination to the
Secretary of the Company at our principal executive
offices no earlier than 90 days and no later than 60 days
prior to the meeting; provided that if less than 70 days’
notice or public disclosure of the date of the 2027 Annual
Meeting is given or made to shareholders, notice by the
shareholder in order to be timely must be received no later
than the close of business on the tenth day following the
day on which such notice of the annual meeting was first
mailed or such public disclosure of the annual meeting
was made, whichever first occurs. The notice must contain
certain information as specified in our By-Laws. Assuming
our 2027 Annual Meeting is held on June 11, 2027 in
accordance with the Company’s past practice, and at least
70 days’ notice or prior public disclosure of the date of the
2027 Annual Meeting is given or made to shareholders,
notice of such proposals or nominations would need to be
given no earlier than March 13, 2027 and no later than
April 12, 2027. In addition to satisfying the requirements
under our By-Laws relating to nominations of directors,
including the deadline for written notice, to comply with the
SEC’s “universal proxy rules,” shareholders who intend to
solicit proxies in support of director nominees other than
the Company’s nominees at the 2027 Annual Meeting in
compliance with Rule 14a-19 under the Exchange Act
must provide written notice containing the information
required by Rule 14a-19 to our Corporate Secretary at
777 Old Saw Mill River Road, Tarrytown, New York
10591-6707 no later than April 13, 2027.
What happens if multiple
shareholders share an address?
Applicable rules permit brokerage firms and the Company
to send one Notice (or one annual report, proxy statement,
and Notice in the case of shareholders who have elected
to receive paper copies of our proxy materials) to multiple
shareholders who share the same address under certain
circumstances. This practice is known as “householding.”
We believe that householding will provide greater
convenience for our shareholders, as well as cost savings
for us, by reducing the number of duplicate documents
that are sent to your home. Consequently, we have
implemented the practice of householding for shares held
in “street name” and intend to deliver only one copy of the
applicable proxy materials to multiple shareholders sharing
the same address. If you wish to receive separate copies
of the proxy statement for the 2026 Annual Meeting, the
2025 Annual Report, or the Notice, you may find these
materials at our internet website (www.regeneron.com)
or you may stop householding for your account and
receive separate printed copies of these materials by
contacting our Investor Relations Department, at
Regeneron Pharmaceuticals, Inc., 777 Old Saw Mill River
Road, Tarrytown, New York 10591-6707, or by calling us at
914-847-7000, and these materials will be promptly
delivered to you. If you hold shares registered in your
name (sometimes called a shareholder of record), you can
elect householding for your account by contacting us in the
same manner described above. Any shareholder may stop
householding for your account by contacting our Investor
Relations Department at the address and/or phone
number included above. If you revoke your consent, you
will be removed from the householding program within
30 days of receipt of your revocation and each
shareholder at your address will receive individual copies
of our disclosure documents.

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Are there any other matters to be
addressed at the Annual Meeting?
We know of no other matters to be brought before the
Annual Meeting, except as set forth in this proxy
statement. If any other matter is properly presented at the
Annual Meeting upon which a vote may properly be taken,
shares represented by duly executed and timely submitted
proxies will be voted on any such matter in accordance
with the judgment of the persons named as proxies in the
enclosed proxy card. Discretionary authority for them to do
so is contained in the enclosed proxy card.
How can you receive a printed
copy of the Company’s 2025
Annual Report?
Interested shareholders may obtain without charge a
copy of our 2025 Annual Report (without exhibits),
which includes our audited financial statements for
the fiscal year ended December 31, 2025, required to
be filed with the SEC, by making a written request to
Regeneron Pharmaceuticals, Inc., 777 Old Saw Mill
River Road, Tarrytown, New York 10591-6707,
Attention: Investor Relations, or by calling our
Investor Relations Department at (914) 847-7000.
How do you elect to receive future
proxy materials electronically?
If you previously requested to receive proxy materials
through the mail, or by means of an e-mail with links to the proxy materials and the proxy voting website, your election
will remain in effect until you revoke it. Shareholders
currently receiving paper copies of our proxy materials,
and shareholders who received a paper copy of the
Notice, may instead elect to receive all future proxy
materials electronically through an e-mail with a link to
these documents on the Internet. Receiving these
documents online conserves resources, saves the
Company the cost of producing and mailing documents to
your home or business, and gives you an automatic link to
the proxy voting site.
If your shares are registered in your name or you hold
shares in the Company Stock Fund in the Company’s
401(k) Savings Plan, to enroll in the electronic delivery
service, vote your shares through the Internet at
www.proxyvote.com and, when prompted, indicate that
you agree to receive or access shareholder
communications electronically in future years. If your
shares are not registered in your name, to enroll in the
electronic delivery service, check the information provided
to you by your bank or broker, or contact your bank or
broker for instructions on how to elect to view future proxy statements and annual reports over the Internet.

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Appendix A
Note Regarding Forward-Looking Statements and Non-GAAP Financial Measures
This proxy statement includes forward-looking statements that involve risks and uncertainties relating to future events and the future performance of Regeneron Pharmaceuticals, Inc. (where applicable, together with its subsidiaries, “Regeneron”
or the “Company”), and actual events or results may differ materially from these forward-looking statements. Words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” variations of such words, and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. These statements concern, and these risks and uncertainties include, among others:
•the nature, timing, and possible success and therapeutic applications of products marketed or otherwise commercialized by Regeneron and/or its collaborators or licensees (collectively, “Regeneron’s Products”) and product candidates being developed by Regeneron and/or its collaborators or licensees (collectively, “Regeneron’s Product
Candidates”) and research and clinical programs now underway or planned, including without limitation those discussed or referenced in this proxy statement, Regeneron’s and its collaborators’ earlier-stage programs, and the use of human genetics in Regeneron’s research programs;
•the likelihood and timing of achieving any of Regeneron’s anticipated development and production milestones;
•safety issues resulting from the administration of Regeneron’s Products and Regeneron’s Product Candidates in
patients, including serious complications or side effects in connection with the use of Regeneron’s Products and
Regeneron’s Product Candidates in clinical trials;
•the likelihood, timing, and scope of possible regulatory approval and commercial launch of Regeneron’s Product
Candidates and new indications for Regeneron’s Products, including without limitation those discussed or referenced in this proxy statement;
•the extent to which the results from the research and development programs conducted by Regeneron and/or its collaborators may be replicated in other studies and/or lead to advancement of product candidates to clinical trials, therapeutic applications, or regulatory approval;
•ongoing regulatory obligations and oversight impacting Regeneron’s Products, research and clinical programs, and business, including those relating to patient privacy;
•determinations by regulatory and administrative governmental authorities which may delay or restrict Regeneron’s ability to continue to develop or commercialize Regeneron’s Products and Regeneron’s Product Candidates;
•competing drugs and product candidates (including biosimilar products) that may be superior to, or more effective than,
Regeneron’s Products and Regeneron’s Product Candidates;
•uncertainty of the utilization, market acceptance, and commercial success of Regeneron’s Products and Regeneron’s
Product Candidates and the impact of studies (whether conducted by Regeneron or others and whether mandated or voluntary) or recommendations and guidelines from governmental authorities and other third parties on the commercial success of Regeneron’s Products and Regeneron’s Product Candidates;
•the ability of Regeneron to manufacture and manage supply chains for multiple products and product candidates;
•the ability of Regeneron’s collaborators, licensees, suppliers, or other third parties (as applicable) to perform manufacturing, filling, finishing, packaging, labeling, distribution, and other steps related to Regeneron’s Products and
Regeneron’s Product Candidates;
•the availability and extent of reimbursement of Regeneron’s Products from third-party payors, including private payor healthcare and insurance programs, health maintenance organizations, pharmacy benefit management companies, and government programs such as Medicare and Medicaid;
•coverage and reimbursement determinations by such payors and new policies and procedures adopted by such payors;
•changes to drug pricing regulations and requirements and our drug pricing strategy;
•other changes in laws, regulations, and policies affecting the healthcare industry;
•the costs of developing, producing, and selling products or unanticipated expenses;

110	2026 Proxy Statement and Notice of Annual Shareholder Meeting

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

•the ability of Regeneron to meet any of its financial projections or guidance, and changes to the assumptions underlying those projections or guidance;
•the potential for any license or collaboration agreement, including Regeneron’s agreements with Sanofi and Bayer (or their respective affiliated companies, as applicable) to be cancelled or terminated;
•the impact of public health outbreaks, epidemics, or pandemics on Regeneron’s business; and
•risks associated with litigation and other proceedings and government investigations relating to the Company and/or its operations (including the pending civil proceedings initiated or joined by the U.S. Department of Justice and the U.S.
Attorney’s Office for the District of Massachusetts), risks associated with intellectual property of other parties and pending or future litigation relating thereto (including without limitation the patent litigation and other related proceedings relating to EYLEA), the ultimate outcome of any such proceedings and investigations, and the impact any of the foregoing may have on Regeneron’s business, prospects, operating results, and financial condition.
A more complete description of these and other material risks can be found in Regeneron’s filings with the U.S. Securities and Exchange Commission, including its Form 10-K for the fiscal year ended December 31, 2025, including in the section thereof captioned “Item 1A. Risk Factors.” Any forward-looking statements are made based on management’s current beliefs and judgment, and the reader is cautioned not to rely on any forward-looking statements made by Regeneron.
Regeneron does not undertake any obligation to update (publicly or otherwise) any forward-looking statement, whether as a result of new information, future events, or otherwise.
This proxy statement uses non-GAAP net income and non-GAAP net income per share, which are financial measures that are not calculated in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”). These non-GAAP
financial measures are computed by excluding certain non-cash and other items from the related GAAP financial measure. Non-GAAP adjustments also include the estimated income tax effect of reconciling items. The Company makes such adjustments for items the Company does not view as useful in evaluating its operating performance. For example, adjustments may be made for items that fluctuate from period to period based on factors that are not within the
Company’s control (such as the Company’s stock price on the dates share-based grants are issued) or items that are not associated with normal, recurring operations (such as changes in applicable laws and regulations). Management uses these non-GAAP measures for planning, budgeting, forecasting, assessing historical performance, and making financial and operational decisions, and also provides forecasts to investors on this basis. Additionally, such non-GAAP measures provide investors with an enhanced understanding of the financial performance of the Company’s core business operations. However, there are limitations in the use of these and other non-GAAP financial measures as they exclude certain expenses that are recurring in nature. Furthermore, the Company’s non-GAAP financial measures may not be comparable with non-GAAP information provided by other companies. Any non-GAAP financial measure presented by
Regeneron should be considered supplemental to, and not a substitute for, measures of financial performance prepared in accordance with GAAP. A reconciliation of the Company’s historical GAAP to non-GAAP results is included below.

2026 Proxy Statement and Notice of Annual Shareholder Meeting	111

Introduction	Board of Directors	Corporate Governance	The Company	Compensation-Related Matters	Other Matters

Reconciliation of GAAP to Non-GAAP Financial Information (Unaudited)
(In millions, except per share data)

	Year Ended December 31,
	2025	2024
GAAP research and development (“R&D”)	$5,850.2	$5,132.0
Stock-based compensation expense	545.4	543.8
Acquisition and integration costs	—	24.9
Priority review voucher	155.0	—
Non-GAAP R&D	$5,149.8	$4,563.3
GAAP selling, general, and administrative (“SG&A”)	$2,700.0	$2,954.4
Stock-based compensation expense	362.9	355.0
Acquisition and integration costs	0.8	42.2
Litigation settlements	25.0	13.0
Non-GAAP SG&A	$2,311.3	$2,544.2
GAAP cost of goods sold (“COGS”)	$1,140.8	$1,087.3
Stock-based compensation expense	85.4	84.0
Acquisition and integration costs	—	2.0
Intangible asset amortization expense	131.7	103.5
Non-GAAP COGS	$923.7	$897.8
GAAP other operating (income) expense, net	$(10.0)	$53.4
Change in fair value of contingent consideration	—	53.4
Non-GAAP other operating (income) expense, net	$(10.0)	$—
GAAP other income (expense), net	$1,652.8	$789.2
Losses (gains) on marketable and other securities, net	(946.1)	(118.3)
Non-GAAP other income (expense), net	$706.7	$670.9
GAAP net income	$4,504.9	$4,412.6
Total of GAAP to non-GAAP reconciling items above	360.1	1,103.5
Income tax effect of GAAP to non-GAAP reconciling items	(54.4)	(196.9)
Income tax expense: Shortfall from stock-based compensation	32.6	—
Income tax expense: Charge related to enactment of “One Big Beautiful Bill Act”	44.5	—
Non-GAAP net income	$4,887.7	$5,319.2
Non-GAAP net income per share - basic	$46.73	$49.30
Non-GAAP net income per share - diluted	$44.31	$45.62
Shares used in calculating:
Non-GAAP net income per share - basic	104.6	107.9
Non-GAAP net income per share - diluted	110.3	116.6

2025
RESPONSIBILITY REPORT

Please View Our
2025 Responsibility Report

regeneron.com/2025RR

REGENERON®

777 Old Saw Mill River Road
Tarrytown, NY 10591

REGENERON PHARMACEUTICALS, INC.
777 OLD SAW MILL RIVER ROAD
TARRYTOWN, NY 10591-6707
ATTN: CORPORATE SECRETARY

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 11, 2026 for shares held directly and by 11:59 p.m. Eastern Time on June 9, 2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/REGN2026**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 11, 2026 for shares held directly and by 11:59 p.m. Eastern Time on June 9, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V93564-P49180-Z92382

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

REGENERON PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Joseph L. Goldstein, M.D.	☐	☐	☐
1b. Christine A. Poon	☐	☐	☐
1c. David P. Schenkein, M.D.	☐	☐	☐
1d. Craig B. Thompson, M.D.	☐	☐	☐
1e. Huda Y. Zoghbi, M.D.	☐	☐	☐

	For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐
3. Proposal to approve, on an advisory basis, compensation of the Named Executive Officers.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V93565-P49180-Z92382

REGENERON PHARMACEUTICALS, INC.
Annual Meeting of Shareholders
June 12, 2026 10:30 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Leonard S. Schleifer, M.D., Ph.D. and Joseph J. LaRosa, and each of them individually, as lawful proxies, each with full power of substitution, to represent the undersigned, with all powers that the undersigned would possess if personally present, and to vote, as indicated on the reverse side of this card, all of the shares of Common Stock and Class A Stock of REGENERON PHARMACEUTICALS, INC. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held on June 12, 2026 live via webcast at www.virtualshareholdermeeting.com/REGN2026 or at any adjourned or postponed session thereof. This proxy revokes all prior proxies given by the undersigned.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND AT ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ON THE REVERSE. IF YOU SIGN AND RETURN YOUR PROXY CARD IN A TIMELY MANNER, BUT DO NOT INDICATE HOW THESE SHARES ARE TO BE VOTED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES NAMED ON THE REVERSE AS DIRECTORS AND FOR PROPOSALS 2 AND 3. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

Continued and to be signed on reverse side